                                                                 EXHIBIT 10.20


                               LEASE AGREEMENT


                                     AT


                          [LOGO OF BAYSIDE TOWERS]



                                    WITH



                        [LOGO OF INKTOMI CORPORATION]

                                OFFICE LEASE




                               BAYSIDE TOWERS
                               --------------
                           FOSTER CITY, CALIFORNIA
                           -----------------------



                   WHFST REAL ESTATE LIMITED PARTNERSHIP,
                       a Delaware limited partnership,

                                as Landlord,


                                    and


                INKTOMI CORPORATION, a Delaware corporation,

                                  as Tenant

                               BAYSIDE TOWERS
                               --------------

                     SUMMARY OF BASIC LEASE INFORMATION
                     ----------------------------------

     This Summary of Basic Lease Information ("Summary") is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease"). Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined in this Summary shall have the meaning as set forth in the Office Lease.

     TERMS OF LEASE                                       DESCRIPTION
     (References are to
     the Office Lease)
1.   Date:                                          October 9, 1998

2.   Landlord:                                      WHFST Real Estate Limited Partnership,
                                                    a Delaware limited partnership
                                                    Tax ID No. 75-2682940

3.   Address of Landlord (Section 29.19):           WHFST Real Estate Limited Partnership
                                                    101 Lincoln Centre Drive, 4th Floor
                                                    Foster City, California 94404-1167
                                                    Attn: Rick Wada

                                                    and

                                                    WHFST Real Estate Limited Partnership
                                                    c/o Legacy Partners Commercial, Inc.
                                                    455 Market Street, Suite 1520
                                                    San Francisco, California 94015
                                                    Attn:  D. Allen Palmer

4.   Tenant:                                        INKTOMI CORPORATION, a Delaware corporation

5.   Address of Tenant (Section 29.19):             1900 South Norfolk Street, Suite 310
                                                    San Mateo, CA 94403
                                                    Attention:  Chief Financial Officer

                                                    with a copy to:

                                                    1900 South Norfolk Street, Suite 310
                                                    San Mateo, CA 94403
                                                    Attention:  General Counsel

                                                    (Prior to Lease Commencement Date)

                                                    and

                                                    4100 Third Avenue
                                                    Foster City, CA  94404
                                                    Attention:  Chief Financial Officer

                                                    with a copy to:

                                                    4100 Third Avenue
                                                    Foster City, CA  94404
                                                    Attention:  General Counsel
                                                    (After Lease Commencement Date)

6.   Premises (Article 1):

    6.1  Building 1:                                4000 Third Avenue, Foster City, CA  94404

         Building 2:                                4100 Third Avenue, Foster City, CA  94404

    6.2  Premises:                                  Approximately 177,147 rentable square feet of
                                                    space, consisting of (i) the entire rentable
                                                    square feet of Building 2, containing
                                                    approximately 130,837 rentable square feet of
                                                    space on floors 1 through 6 of Building 2,
                                                    and (ii) approximately 46,310 rentable square
                                                    feet of space on the fourth (4th) and fifth
                                                    (5th) floors of Building 1, as set forth in
                                                    Exhibit A attached hereto.

7.  Term (Article 2).

    7.1  Lease Term:                                Eleven (11) years.

    7.2  Lease Commencement Date:                   The earlier of:  (i) the date Tenant
                                                    commences business in the Premises; or (ii)
                                                    the later of (a) the date which is 120 days
                                                    after the date possession of the Premises is
                                                    delivered to Tenant with the "Base, Shell and
                                                    Core" in the "Access Condition" (as such
                                                    terms are defined in the Tenant Work Letter),
                                                    as such 120-day period may be extended
                                                    pursuant to Section 5.2 of the Tenant Work
                                                    Letter, or (b) June 8, 1999.  The Lease
                                                    Commencement Date is anticipated to be June
                                                    8, 1999.

    7.3  Lease Expiration Date:                     The last day of the month in which the
                                                    eleventh (11th) anniversary of the Lease
                                                    Commencement Date occurs.

    7.4  Amendment to Lease:                        Landlord and Tenant shall confirm the Lease
                                                    Commencement Date and Lease Expiration Date
                                                    in an Amendment to Lease (Exhibit C) to be
                                                    executed pursuant to Article 2 of the Office
                                                    Lease.

8.  Base Rent (Article 3):


                                          Monthly            Monthly Rental Rate
 Months of           Annual             Installment             per Rentable
Lease Term         Base Rent            of Base Rent            Square Foot
----------         ---------            ------------            -----------
  1 - 3          $4,098,472.90           $341,539.41               $1.928

  4 - 6          $4,791,147.90           $399,289.33               $2.254

  7 - 9          $5,548,244.00           $462,353.67               $2.610

 10 - 12         $6,305,016.00           $525,418.00               $2.966

 13 - 24         $6,517,592.40           $543,132.70               $3.066

 25 - 36         $6,730,168.80           $560,847.40               $3.166

 37 - 48         $6,942,745.20           $578,562.10               $3.266

                                          Monthly            Monthly Rental Rate
 Months of           Annual             Installment             per Rentable
Lease Term         Base Rent            of Base Rent            Square Foot
----------         ---------            ------------            -----------
 49 - 60         $7,155,321.60           $596,276.80               $3.366

 61 - 72         $7,367,898.00           $613,991.50               $3.466

 73 - 84         $7,580,474.40           $631,706.20               $3.566

 85 - 96         $7,793,050.80           $649,420.90               $3.666

 97 - 108        $8,005,627.20           $667,135.60               $3.766

109 - 120        $8,218,203.60           $684,850.30               $3.866

121 - 132        $8,430,780.00           $702,565.00               $3.966


     In the event that Tenant elects to receive the Additional Allowance described in Section 2.1.2 of the Tenant Work Letter attached to the Office Lease as Exhibit B, Base Rent shall be increased pursuant to Section 2.1.2 of the Tenant Work Letter. The Base Rent shall also be adjusted based upon the final determination of the amount of rentable square feet within the Premises pursuant to Section 1.2 of the Office Lease.

9.   Tenant's Share (Article 4)

    9.1  Tenant's                  Approximately 35.40%.  (See Section 4.1.1 of
         Building 1 Share of       the Office Lease for abatement of certain
         Direct Expenses           percentages ofTenant's Building 1 Share of
         (Section 4.2.7):          Direct Expenses for the first nine (9)
                                   months of the Lease Term)

    9.2  Tenant's                  100%.  (See Section 4.1.1 of the Office
         Building 2 Share of       Lease for abatement of certain percentages
         Direct Expenses           of Tenant'sBuilding 2 Share of Direct
         (Section 4.2.8):          Expenses for the first nine (9) months of
                                   the Lease Term)

10.  Security Deposit              One Million Three Hundred Eight Thousand
     (Article 21):                 Fifty-Three and 40/100 Dollars
                                   ($1,308,053.40).  (See Article 21 for
                                   reduction of Security Deposit to Seven
                                   Hundred Two Thousand Five Hundred
                                   Sixty-Five Dollars($702,565.00).)

11.  Parking (Article 28):         Four (4) unreserved parking passes for every
                                   1,000 rentable square feet of the Premises.

12.  Brokers (Section 29.25):      Legacy Partners Commercial, Inc.
                                   Cornish & Carey Commercial
                                   BT Commercial

13.  Amount of Letter of
     Credit (Letter of Credit
     Rider)

    13.1  Amount of Letter of      Four Million Eight Hundred Forty-Three
          Credit for the period    Thousand Nine Hundred Seven and 60/100
          of January 15, 1999      ($4,843,907.60)
          through the day before
          the Lease Commencement
          Date:

    13.2  Amount of Letter of      Five Million Four Hundred Forty-Nine
          Credit for the period    Thousand Three Hundred Ninety-Six Dollars
          from and after the       ($5,449,396.00),subject to reduction as
          Lease Commencement Date: provided in the Letter of Credit Rider.

                                 BAYSIDE TOWERS
                                 --------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE     SUBJECT MATTER                                          PAGE
-------     --------------                                          ----

ARTICLE 1    REAL PROPERTY, BUILDINGS AND
             PREMISES..................................................1

ARTICLE 2    LEASE TERM................................................6

ARTICLE 3    BASE RENT.................................................6

ARTICLE 4    ADDITIONAL RENT...........................................6

ARTICLE 5    USE OF PREMISES..........................................14

ARTICLE 6    SERVICES AND UTILITIES...................................15

ARTICLE 7    REPAIRS..................................................18

ARTICLE 8    ADDITIONS AND ALTERATIONS................................19

ARTICLE 9    COVENANT AGAINST LIENS...................................21

ARTICLE 10   INSURANCE................................................21

ARTICLE 11   DAMAGE AND DESTRUCTION...................................24

ARTICLE 12   NONWAIVER................................................26

ARTICLE 13   CONDEMNATION.............................................26

ARTICLE 14   ASSIGNMENT AND SUBLETTING................................27

ARTICLE 15   SURRENDER OF PREMISES; OWNERSHIP
             AND REMOVAL OF TRADE FIXTURES............................30

ARTICLE 16   HOLDING OVER.............................................31

ARTICLE 17   ESTOPPEL CERTIFICATES....................................32

ARTICLE 18   SUBORDINATION............................................32

ARTICLE 19   DEFAULTS; REMEDIES.......................................33

ARTICLE 20   COVENANT OF QUIET ENJOYMENT..............................34

ARTICLE 21   SECURITY DEPOSIT.........................................35

ARTICLE 22   INTENTIONALLY OMITTED....................................35

ARTICLE 23   SIGNS....................................................35

ARTICLE 24   COMPLIANCE WITH LAW......................................38

ARTICLE 25   LATE CHARGES.............................................38

ARTICLE 26   LANDLORD'S RIGHT TO CURE DEFAULT;
             PAYMENTS BY TENANT.......................................39

ARTICLE 27   ENTRY BY LANDLORD........................................39

ARTICLE 28   TENANT PARKING...........................................40

ARTICLE 29   MISCELLANEOUS PROVISIONS.................................40

EXHIBITS

A       OUTLINE OF PREMISES

B       TENANT WORK LETTER

C       AMENDMENT TO LEASE

D       RULES AND REGULATIONS

E       FORM OF TENANT'S ESTOPPEL CERTIFICATE

F       PARKING RULES AND REGULATIONS

G       SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

H       MEMORANDUM OF LEASE



EXTENSION OPTION RIDER

OPTION TO PURCHASE/RIGHTS OF FIRST OFFER TO PURCHASE RIDER

LETTER OF CREDIT RIDER

                                BAYSIDE TOWERS
                                --------------

                                 OFFICE LEASE
                                 ------------

     This Office Lease, which includes the preceding Summary attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INKTOMI CORPORATION, a Delaware corporation ("Tenant").

                                   ARTICLE 1

                     REAL PROPERTY, BUILDINGS AND PREMISES

     1.1  Real Property, Buildings and Premises.  Upon and subject to the terms,
          -------------------------------------
covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.2 of the Summary (the "Premises"), which Premises shall be located in those two certain "Buildings" set forth in Section 6.1 of the Summary to be constructed on the Real Property. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Buildings are part of an office
                ---------
building project to be constructed which shall be known as "Bayside Towers."
The term "Real Property," as used in this Lease, shall mean, collectively, (i) both of the Buildings, (ii) any outside plaza areas, land and other improvements now or hereafter constructed surrounding the Buildings, including the surface parking facilities servicing the Buildings (collectively, the "Parking Facilities"), which are designated from time to time by Landlord as common areas (or parking facilities, as the case may be) appurtenant to or servicing the Buildings, and (iii) the land upon which any of the foregoing are situated, except that the Real Property does not include the restaurant pad which is located contiguous to the Real Property. The site plan for the Real Property is attached hereto as Exhibit A-1, and the Real Property consists of Parcels 1 and
                   -----------
3 shown on such site plan but does not include Parcel 2 shown on such site plan. Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof.

     1.2  Rentable Square Feet.  The rentable square feet of the Premises are
          --------------------
approximately as set forth in Section 6.2 of the Summary. For purposes hereof, the "rentable square feet" of the Premises and the Buildings shall be calculated by Landlord pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 (the "BOMA Standard"). The rentable square feet of the Buildings is estimated to be 241,394 rentable square feet. The rentable square feet of the Premises and the Buildings shall be certified to Landlord and Tenant with reasonably particularized supporting calculations by Landlord's planner/designer prior to the Lease Commencement Date, and such certification shall be made in accordance with the provisions of this Section 1.2 (the "Certification"); provided, however, that in the event that Tenant's architect disputes the number of rentable square feet in the Premises and the Buildings as set forth in the Certification and contends that such calculation was not made in accordance with the provisions of this Section 1.2, written notice of such dispute shall be provided to Landlord within thirty (30) days after Tenant's receipt of the Certification. To resolve such dispute, Landlord's planner/designer, Tenant's architect, Tenant and Landlord shall meet to attempt to reach agreement on the number of rentable square feet in the Premises and the Buildings. If such parties cannot agree on such number, then the parties shall appoint Stevenson Systems ("Neutral Planner/Designer") to make the decision as to the number of rentable square feet in the Premises and the Buildings, and such decision by the Neutral Planner/Designer shall be final and binding upon the parties. In the event that Landlord's planner/designer determines that the rentable square footage shall be different from those set forth in this Lease and Tenant's architect approves such determination or in the event that a Neutral Planner/Designer is appointed and such Neutral

Planner/Designer makes such a determination, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect rentable square feet (including, without limitation, the amount of the Base Rent, Security Deposit, and Tenant's Building 1 Share, but specifically excluding Tenant's Building 2 Share and the amount of the Letter of Credit) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

     1.3  Condition of the Premises.  Except as specifically set forth in this
          -------------------------
Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall
                                                       ---------
not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises, the Buildings or Real Property, except as specifically set forth in this Lease and the Tenant Work Letter. Notwithstanding the foregoing, Landlord hereby represents and warrants to Tenant that to Landlord's actual knowledge, as of the date of execution of this Lease, and based solely upon the information contained in the Environmental Reports (as such term is defined below in this Section 1.3), copies of which have been delivered by Landlord to Tenant, the Real Property does not contain any Hazardous Materials (as defined below in this Section 1.3) in violation of applicable Environmental Laws (as defined below in this Section 1.3), except as described in the Environmental Reports. Landlord further covenants that Landlord shall not introduce any Hazardous Materials in, on or under the Real Property in violation of Environmental Laws in effect at the time of such introduction. Landlord agrees to indemnify, defend, protect and hold harmless Tenant from and against any and all claims, losses, damages, causes of action, liabilities, costs and expenses (including reasonable attorneys' fees) sustained by Tenant attributable to Landlord's breach of any of the foregoing representations, warranties and covenants of Landlord set forth in this Section 1.3, which indemnity shall survive the expiration or earlier termination of this Lease. As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "Environmental Laws"). As used in this Section 1.3, the term "Environmental Reports" collectively refers to the following reports: (i) Salt Marsh Harvest Mouse, dated July 1, 1998, prepared by H.T. Harvey & Associates; (ii) Phase I Environmental Site Assessment, dated January 20, 1997 and March 20, 1998, prepared by CET Environmental Services;
(iii) Geotechnical Investigation Phase I & II, dated February 2, 1998, prepared by Treadwell & Rollo; (iv) Final Environmental Impact Report, dated March 1998, prepared by Baseline Environmental Consultant; (v) Mitigation & Monitoring Plan
(2), dated April 15, 1997 and April 28, 1997, prepared by H.T. Harvey & Associates; (vi) Identification of Waters of the U.S., dated February 13, 1998, prepared by H.T. Harvey & Associates; (vii) Application Information Environmental Assessment: General Plan/Rezoning/ Tentative Map/Vesting Tentative Map/Use Permit, dated January 1996, prepared by City of Foster City Community Development Department; and (viii) Draft EIR, dated December 1997, prepared by Baseline Environmental Consulting.

     1.4  Right of First Offer.  Tenant shall have a right of first offer to
          --------------------
lease certain space in Building 1 as follows:

          1.4.1  Right of First Offer; First Offer Space.  During the initial
                 ---------------------------------------
Lease Term ("First Offer Eligibility Period"), Tenant shall have a right of first offer to lease that certain space consisting of the entire sixth (6th) floor of Building 1 ("First Offer Space"), when such space becomes available for lease, as determined by Landlord, following (i) the expiration or earlier termination of Landlord's existing lease of the First Offer Space with Lincoln Property Company N.C., Inc. as such lease may be assigned to Legacy Partners Commercial, Inc. (the "LPC Lease"), including renewals pursuant to options to extend or renew existing under the LPC Lease as of the date set forth in Section 1 of the Summary, and (ii) the tenant under the LPC Lease has vacated the First Offer Space; provided, however, if Landlord delivers to Tenant Landlord's First Offer Notice (as defined below) during the last four (4) years of the initial Lease Term, Tenant shall not have such right of first offer unless Tenant concurrently delivers to Landlord with Tenant's Election Notice (as defined below) Tenant's Exercise Notice exercising the extension option contained in the Extension Option Rider. Tenant's right of first offer shall be on the terms and conditions set forth in this Section 1.4 and shall be for the entire First Offer Space, and not a portion thereof unless a portion thereof becomes available for lease prior to the expiration or earlier termination of the LPC Lease due to a downsizing or reduction of space leased by the tenant under the LPC Lease. In the event that only a portion of the First Offer Space becomes available for lease, Tenant's right of first offer shall continue as to the remainder of the First Offer Space, when such remainder becomes available on the terms and conditions set forth in this Section 1.4.

          1.4.2  First Offer Notice. During the First Offer Eligibility Period,
                 ------------------
Landlord shall give Tenant written notice (the "First Offer Notice") when the First Offer Space (or any portion thereof as described in the last sentence of Section 1.4.1 above) is expected to become or has become available for lease by Tenant during the First Offer Eligibility Period (as such availability is reasonably determined by Landlord) pursuant to the terms of Tenant's right of first offer, as set forth in this Section 1.4. Landlord's First Offer Notice shall describe the First Offer Space so offered to Tenant (if only a portion of such space becomes so available) and the rentable square footage thereof as determined by Landlord pursuant to the BOMA Standard, and shall also set forth the rent for the First Offer Space (the "First Offer Space Rent") which shall be equal to the "Fair Market Rental Rate" for the First Offer Space (as that term is defined in Section 2 of the Extension Option Rider) and the other material terms upon which Landlord would lease the First Offer Space to Tenant; provided, however, that (i) the lease term for the First Offer Space shall be coterminous with the Lease Term for the original Premises (as may be extended pursuant to the Extension Option Rider); (ii) the Security Deposit shall be increased by the amount of the First Offer Space Rent payable by Tenant for the last month of the term of the lease for the First Offer Space; (iii) Tenant shall deliver to Landlord additional collateral as security for Tenant's rental and other obligations with respect to the First Offer Space, in such amounts and of such types (e.g., cash security deposit and/or letter of credit), if any, as shall be determined as part of the Fair Market Rental Rate calculation; and (iv) subject to such tenant improvement allowance granted to Tenant or tenant improvement work to be provided by Landlord as a component of the Fair Market Rental Rate for the First Offer Space as determined pursuant to the Extension Option Rider, Tenant shall take the First Offer Space in its "as is" condition as of the date of delivery of such space, and the construction of improvements in the First Offer Space shall be Tenant's sole responsibility, with any such construction to comply with the terms of Article 8 of this Lease.

          1.4.3  Procedure for Acceptance.  On or before the date which is ten
                 ------------------------
(10) business days after Tenant's receipt of Landlord's First Offer Notice (the "Election Date"), Tenant shall deliver written notice to Landlord ("Tenant's Election Notice") pursuant to which Tenant shall have the one-time right to elect either to: (i) lease the entire First Offer Space described in the First Offer Notice at the First Offer Space Rent and upon the other terms set forth in the First Offer Notice; (ii) lease the entire First Offer Space described in the First Offer Notice upon the terms set forth in the First Offer Notice, except that Tenant may concurrently object to Landlord's determination of the Fair Market Rental Rate for the First Offer Space; provided that not objecting to Landlord's determination of the Fair Market Rental Rate shall be deemed Tenant's acceptance of same; or (iii) refuse to lease such First Offer Space identified in the First Offer Notice. If Tenant does not respond in writing to Landlord's First Offer Notice by the Election Date, Tenant shall be deemed to have elected not to lease the First Offer Space. If Tenant elects or is deemed to have elected not to lease the First Offer Space, then Tenant's right of first offer set forth in this Section 1.4 shall terminate with respect to the First Offer Space specified in the First Offer Notice and Landlord shall thereafter have the right to lease all or any portion of the First Offer Space to anyone to whom Landlord desires on any terms Landlord desires. If Tenant elects to lease the First Offer Space identified in the First Offer Notice but objects to Landlord's determination of the Fair Market Rental Rate for the First Offer Space pursuant to clause (ii) hereinabove, then Landlord and Tenant shall use the procedure set forth in Section 4 of the Extension Option Rider to determine the First Offer Space Rent.

          1.4.4  Amendment to Lease.  If Tenant exercises its right of first
                 ------------------
offer to lease any First Offer Space pursuant to this Section 1.4, Landlord and Tenant shall promptly thereafter execute an amendment to this Lease covering the First Offer Space and the lease terms thereof. Tenant must elect to exercise its right of first offer provided herein, if at all, with respect to all of the space offered by Landlord to Tenant in Landlord's First Offer Notice at any particular time, and Tenant may not elect to lease only a portion thereof. The term for the First Offer Space shall commence upon the date of delivery of the First Offer Space to Tenant, and the Rent for the First Offer Space shall also commence as of such date, subject, however, to any rent abatement period

(including any period to construct tenant improvements in the First Offer Space) provided as part of the Fair Market Rental Rate for the First Offer Space. .

          1.4.5  Suspension of Right of First Offer.  Notwithstanding anything
                 ----------------------------------
in the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under this Lease, at law or in equity, the right of first offer herein above granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant exercises its right of first offer or on the scheduled commencement date for the First Offer Space, Tenant is in monetary or material non-monetary default under this Lease beyond any applicable notice and cure period. In addition, Tenant's right of first offer to lease the First Offer Space is personal to the original Tenant executing this Lease ("Original Tenant"), any Affiliate to which Tenant's entire interest in this Lease has been assigned pursuant to Section 14.7 below and any entity which would qualify as an Affiliate but for its failure to meet the financial criteria set forth in
Section 14.7.3, and may not be assigned or exercised, voluntarily or involuntarily, to or by, any other person or entity other than the Original Tenant or such Affiliate assignee, as the case may be, and shall only be available to and exercisable by the Tenant when the Original Tenant has not assigned this Lease or subleased any portion of the Premises to anyone other than Tenant's Affiliate or an assignee which would have qualified as an Affiliate but for its failure to meet the financial criteria set forth in
Section 14.7.3.

          1.4.6  Broker's Commission.  In the event that (i) Tenant shall
                 -------------------
exercise its rights under this Section 1.4 and lease any First Offer Space, (ii) Tenant shall deliver a letter to Landlord whereby Tenant recognizes BT Commercial as its exclusive real estate broker in connection with the lease of such First Offer Space, and (iii) BT Commercial actively negotiates the lease of such First Offer Space to Tenant and the amendment described in Section 1.4.4 above on behalf of Tenant, Landlord shall pay to BT Commercial, after the full execution of the amendment described in Section 1.4.4 above, a commission equal to the prevailing market rate for such commission pursuant to the terms and conditions, including the timing of payment as set forth therein, of Landlord's standard brokerage agreement to be executed by Landlord and BT Commercial as a condition to such payment.

     1.5  Expansion Space.  Landlord hereby grants to Tenant the right to lease
          ---------------
the first (1st), second (2nd) and third (3rd) floors of Building 1 (collectively, the "Expansion Space") upon the terms and conditions set forth in this Section 1.5 and this Lease.

          1.5.1  Expansion Space/Delivery Period.  Tenant shall have the one-
                 -------------------------------
time right (the "Expansion Option") to lease all or a portion of the Expansion Space (except that if Tenant elects to lease any Expansion Space, it must lease the Expansion Space in one or more full-floor increments, and if Tenant elects to lease only one (1) floor of the Expansion Space, Tenant must lease the entire third (3rd) floor of Building 1, and if Tenant elects to lease only two (2) floors of the Expansion Space, Tenant must lease the entire second (2nd) and third (3rd) floors of Building 1) at the time and in the manner set forth below in this Section 1.5. The time period during which Landlord shall deliver the Expansion Space to Tenant (the "Delivery Period") shall be any time during the sixty-first (61st) month through the sixty-sixth (66th) month of the initial Lease Term.

          1.5.2  Method of Exercise/Delivery of Expansion Space.  Tenant may
                 ----------------------------------------------
request in writing (the "Request Notice") from Landlord, not more than once in any Lease Year, or if no such Request Notice has been provided to Landlord, Landlord shall, not later than the end of the forty-seventh (47th) month of the initial Lease Term, send to Tenant without first receiving a Request Notice, Landlord's then-current good faith estimate of the approximate date of delivery during the Delivery Period of the Expansion Space (the "Scheduled Delivery Date"). Within ten (10) business days following Landlord's receipt of the Request Notice, Landlord shall inform Tenant of Landlord's then-current good faith estimate of the Scheduled Delivery Date for the Expansion Space. Unless and until Tenant has received from Landlord a notice establishing the Scheduled Delivery Date, the Scheduled Delivery Date shall be the first day of the Delivery Period. Tenant's option to lease the Expansion Space shall be exercised by Tenant, if at all, in the following manner: (i) Tenant may deliver notice to Landlord at least fourteen (14) months prior to the Scheduled Delivery Date for such Expansion Space, stating that Tenant may be interested in exercising its Expansion Option to lease the Expansion Space (the "Expansion Interest Notice"); (ii) Landlord shall deliver notice (the "Expansion Rent Notice") to Tenant at least thirteen (13) months prior to the Scheduled Delivery Date, which Expansion Rent Notice shall set forth Landlord's determination of the Rent payable by Tenant for the entire Expansion Space (and for one (1) or two (2) floors thereof if Landlord determines such rental rate is different if Tenant leases less than all of the Expansion Space) (the "Expansion Rent"), which shall be equal to the "Fair Market Rental Rate" for the Expansion Space (as that term is defined in Section 2 of the Extension Option Rider); and (iii) if Tenant wishes to exercise Tenant's Expansion Option to lease such Expansion Space, Tenant shall, on or before the date occurring twelve (12) months prior to the Scheduled Delivery Date, exercise the Expansion Option by delivering written notice thereof (the "Expansion Exercise Notice"), which notice shall designate the full floor or full floors of the Expansion Space (if less than all) as to which Tenant is exercising the Expansion Option, to Landlord, and upon, and concurrent with, such exercise, Tenant may at its option, either accept Landlord's determination of the Fair Market Rental Rate for such Expansion Space as set forth in the Expansion Rent Notice or object to same; provided that not objecting to Landlord's determination of such Fair Market Rental Rate shall be deemed Tenant's acceptance of the same. If Tenant timely objects to Landlord's determination, the parties shall follow the procedure, and the Expansion Rent for such Expansion Space shall be determined in accordance with Section 4 of the Extension Option Rider. Landlord shall deliver such Expansion Space to Tenant during the Delivery Period, provided that if Landlord desires to deliver such Expansion Space on a date other than the Scheduled Delivery Date, then Landlord may do so upon notice to Tenant (the "Fixed Date Notice"), provided that such delivery date (the "Fixed Delivery Date") is within the Delivery Period and is no earlier than sixty (60) days following the date of Landlord's Fixed Date Notice to Tenant.

          1.5.3  Construction in Expansion Space.  Subject to any tenant
                 -------------------------------
improvement allowance granted to Tenant or tenant improvement work to be provided by Landlord as a component of the Fair Market Rental Rate for the Expansion Space as determined pursuant to Section 2 of the Extension Option Rider, Tenant shall take the Expansion Space in its "as-is" condition as of the date of delivery of such space, and the construction of improvements in the Expansion Space shall be Tenant's sole responsibility, with any such construction to comply with the terms of Article 8 of this Lease.

          1.5.4  Amendment to Lease.  If Tenant timely exercises Tenant's
                 ------------------
Expansion Option as set forth herein, Landlord and Tenant shall promptly thereafter execute an amendment to this Lease memorializing Tenant's lease for such Expansion Space upon the terms and conditions set forth in this Section
1.5. The term for the Expansion Space shall commence upon the date of delivery of the Expansion Space to Tenant (the "Expansion Commencement Date") and terminate coterminous with the termination of the Lease Term, as such may be extended pursuant to the Extension Option Rider, and the Rent for the Expansion Space shall also commence as of the Expansion Commencement Date, subject, however, to any rent abatement period (including any period to construct tenant improvements in the Expansion Space) provided as part of the Fair Market Rental Rate for the Expansion Space.

          1.5.5  Suspension of Expansion Option.  Notwithstanding anything to
                 ------------------------------
the contrary contained in this Section 1.5, Tenant's Expansion Option contained in this Section 1.5 is personal to the Original Tenant, any Affiliate to which Tenant's entire interest in this Lease had been assigned pursuant to Section
14.7 below and an entity which would qualify as an Affiliate but for its failure to meet the financial criteria set forth in Section 14.7.3, and may not be assigned or exercised, voluntarily or involuntarily, to or by, any other person or entity other than the Original Tenant or such Affiliate assignee or an assignee which would have qualified as an Affiliate but for its failure to meet the financial criteria set forth in Section 14.7.3, as the case may be, and shall only be available to and exercisable by the Tenant when the Original Tenant has not assigned this Lease or subleased any portion of the Premises to anyone other than Tenant's Affiliate or an assignee which would have qualified as an Affiliate of Tenant except for such assignee's failure to meet the financial criteria set forth in Section 14.7.3. In addition, at Landlord's option, and in addition to all of Landlord's remedies under this Lease, at law or in equity, Tenant shall not have the right to lease the Expansion Space, as provided in this Section 1.5, if, as of the date of the attempted exercise of the Expansion Option by Tenant, or as of the scheduled date of delivery of such Expansion Space to Tenant, Tenant is in monetary default or material non-monetary default under this Lease beyond any applicable notice and cure periods.

          1.5.6  Broker's Commission.  In the event that (i) Tenant shall
                 -------------------
exercise Tenant's Expansion Option and lease the Expansion Space pursuant to this Section 1.5, (ii) Tenant shall deliver to Landlord a letter whereby Tenant recognizes BT Commercial as its exclusive real estate broker in connection with the lease of such Expansion Space, and (iii) BT Commercial actively negotiates the lease of such Expansion Space to Tenant and the amendment described in
Section 1.5.4 above on behalf of Tenant, Landlord shall pay to BT Commercial, after the full execution of the amendment described in Section 1.5.4 above, a commission equal to the prevailing market rate for such commission pursuant to the terms and conditions, including the timing of payment as set forth therein, of Landlord's standard brokerage agreement to be executed by Landlord and BT Commercial as a condition to such payment.

                                   ARTICLE 2


                                  LEASE TERM

     The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shall be as set forth in
Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary subject, however, to the terms of Section 5 of the Tenant Work Letter, and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided or extended pursuant to the Extension Option Rider attached to this Lease. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. Promptly following the Lease Commencement Date, Landlord shall execute and deliver to Tenant an amendment in the form as set forth in Exhibit C, attached hereto, which amendment Tenant shall execute and return to
---------
Landlord within five (5) days after receipt thereof.


                                   ARTICLE 3


                                   BASE RENT

     Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Real Property, or at such other place as Landlord may from time to time designate in writing, in currency, by wire transfer or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction except as otherwise expressly provided in this Lease. The Base Rent for the first full month of the Lease Term shall be paid on or before January 15, 1999. If any rental payment date (including the Lease Commencement
Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                   ARTICLE 4


                                ADDITIONAL RENT

     4.1  Additional Rent.  In addition to paying the Base Rent specified in
          ---------------
Article 3 of this Lease, but subject to the abatement provisions of Section
4.1.1 below, Tenant shall pay Landlord as additional rent (i) "Tenant's Building 1 Share" of the annual "Direct Expenses" (as those terms are defined in Sections
4.2.7 and 4.2.2 of this Lease, respectively) allocated to Building 1 pursuant to
Section 4.3.3 and (ii) "Tenant's Building 2 Share" (as such term is defined in
Section 4.2.7 of this Lease) of the annual Direct Expenses allocated to Building 2 pursuant to Section 4.3.3. Tenant's Building 1 Share and Tenant's Building 2 Share shall hereafter collectively be referred to as "Tenant's Share." Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

          4.1.1  Abatement of Tenant's Share.  Notwithstanding the foregoing,
                 ---------------------------
Tenant shall not be required to pay: (i) thirty-five percent (35%) of the monthly installment of Tenant's Share of Direct Expenses which are otherwise payable for the first (1st), second (2nd) and third (3rd) months of the initial Lease Term, (ii) twenty-four percent (24%) of the monthly installment of Tenant's Share of Direct Expenses which are otherwise payable for the fourth
(4th), fifth (5th) and sixth (6th) months of the initial Lease Term and (iii) twelve percent (12%) of the monthly installment of Tenant's Share of Direct Expenses which are otherwise payable for the seventh (7th), eighth (8th) and ninth (9th) months of the initial Lease Term. Such abatement shall be based initially on the monthly installment of Tenant's Share of Estimated Expenses (as defined in Section 4.3 below) and thereafter reconciled based on Tenant's Share of the annualized Actual Expenses (as defined in Section 4.3 below). Notwithstanding such abatement, Tenant shall remain obligated to pay all of its other monetary obligations under this Lease, as and when such payments are due.

     4.2  Definitions.  As used in this Article 4, the following terms shall
          -----------
have the meanings hereinafter set forth:

          4.2.1 "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.2 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.3 "Expense Year" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, including, without limitation, any amounts paid for (i) the cost of supplying all utilities (excluding the cost of electricity consumed in the Premises and the premises of other tenants of the Buildings since Tenant is separately paying for the cost of electricity consumed in the Premises pursuant to Section 6.1.2 below and, with respect to the Operating Expenses allocated to Building 2 pursuant to Section
4.3.3 below, excluding the cost of water consumed in Building 2 since Tenant is separately paying for the cost of water consumed in Building 2 pursuant to
Section 6.1.3 below), the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and any escalator and/or elevator systems, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a transportation system management program or similar program required by law; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Real Property; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, maintenance and repair of the Real Property; (vii) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one project of Landlord, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Real Property; (ix) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Real Property; (x) operation, repair, maintenance and replacement of all "Systems and Equipment," as that term is defined in Section 4.2.5 of this Lease, and components thereof; (xi) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Real Property; and (xiii) the cost of any capital alterations, capital additions, capital repairs and capital improvements (I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, (II) made to the Real Property after the Lease Commencement Date that are required under any governmental law or regulation not in effect on the Lease Commencement Date, or (III) which are reasonably determined by Landlord to be reasonably required to maintain the functional character of the Real Property as a first-class office building project; provided, however, that such cost shall be amortized (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America, a national banking association, or its successor, at its prime rate, plus one percent (1%) per annum) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Buildings are not fully occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had such Buildings been fully occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses between the Buildings and/or among different tenants of the Real Property (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants and retail space tenants, if any, and/or a building or buildings in the Real Property.

                 4.2.4.1 Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not include the following:

                          (a)  leasing commissions;

                          (b)  expenses which relate to the preparation of
rental space for a tenant;

                          (c)  depreciation, interest and principal payments on
mortgages, and other debt costs, if any, except as specifically included in Sections 4.2.4(xii) and (xiii) above;

                          (d)  costs of correcting defects in, or significant
design error relating to, the initial design or construction of the Buildings;

                          (e)  advertising and promotional expenditures;

                          (f)  costs of any items (including, but not limited
to, costs incurred by Landlord for the repair of damage to the Buildings for items which are reimbursable under any contractor, manufacturer or supplier warranty) to the extent Landlord receives reimbursement from insurance or condemnation proceeds or from a contractor, manufacturer, supplier or any other third party (other than reimbursement by tenants pursuant to the Operating Expenses pass-through provisions of their leases); such proceeds shall be credited to Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses;

                          (g)  the expense of services provided to other tenants
in the Buildings which are made available to Tenant at cost or for which Tenant is separately charged and collected;

                          (h)  costs and legal expenses relating to negotiating
or enforcing leases;

                          (i)  the wages and benefits of any employee who does
not devote substantially all of his or her employed time to the operation and management of the Buildings or Real Property unless such wages and benefits are prorated to reflect time spent on operating and managing the Buildings and Real Property vis-a-vis time spent on matters unrelated to operating and managing the
         ---------
Buildings and Real Property;

                          (j)  compensation (including benefits) of any employee
of Landlord above the grade of Building manager or Building engineer;

                          (k)  costs of capital additions, capital alterations,
capital repairs or capital improvements, except those set forth in Section 4.2.4(xiii) above, and except as provided in Section 4.2.4.1(q) below;

                          (l)  rentals and other related expenses for leasing
heating, ventilation and air conditioning systems, elevators, or other items (except when needed in connection with normal repairs and maintenance of the Buildings and/or to an ameliorate an emergency condition in the Buildings) which if purchased, rather than rented, would constitute a capital improvement not included in Operating Expenses pursuant to this Lease;

                          (m)  costs and overhead and profit increment paid to
Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Buildings to the extent the same exceeds typical costs and overhead and profit increment of such goods and/or services rendered by qualified unaffiliated third parties on a competitive basis;

                          (n)  any costs for which Landlord has been reimbursed
or receives a credit, refund or discount;

                          (o)  costs of signs (other than the Building
directories) in or on the Buildings identifying the owner of the Buildings or other tenants' signs;

                          (p)  costs of Landlord's earthquake insurance and
flood insurance premiums in excess of those generally being charged to institutional owners of other first class office buildings in San Mateo County, California ("Comparable Buildings") for such insurance;

                          (q)  costs of capital repairs to the extent that such
repairs are necessary as a result of a casualty, except for commercially reasonable deductible amounts not exceeding deductible amounts ordinarily obtained by institutional owners of Comparable Buildings (such deductible amounts shall be amortized [including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America, a national banking association, or its successor, at its prime rate, plus one percent (1%) per annum] over the useful life of the item(s) being repaired, as reasonably determined by Landlord);

                          (r)  costs of cleanup, removal and/or remediation of
any Hazardous Materials (as such term is defined in Article 5 below) in, on or under the Real Property required to comply with Environmental Laws which are incurred as a result of (A) the introduction by Landlord or any tenant of the Real Property of any such Hazardous Materials in, on or under the Real Property in violation of Environmental Laws in effect at the time of such introduction, or (B) as a result of the presence of Hazardous Materials in, on, or under the Real Property as of the date Landlord delivers to Tenant the Base Shell and Core in the Access Condition (as such terms are defined in Section 1 of the Tenant Work Letter), to the extent such Hazardous Materials are in violation of Environmental Laws in effect as of such date;

                          (s)  any costs expressly excluded from Operating
Expenses elsewhere in this Lease; or

                          (t)  any other expenses which are not specifically
identified herein as being included in Operating Expenses, where such expenses would not normally be treated as a cost of operation (to be reimbursed by tenants) by landlords of Comparable Buildings.


          Landlord agrees that since the purpose of Operating Expenses and the gross-up provision described above is to allow Landlord to require Tenant to pay for the Operating Expenses attributable to the Premises, Landlord agrees that
(a) Landlord will not collect or be entitled to collect Operating Expenses from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Operating Expenses actually paid by Landlord in connection with the operation of the Buildings and the Real Property and (b) Landlord shall make no profit from the collection of Operating Expenses from the tenants of the Buildings.

          4.2.5 "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve either or both of the Buildings in whole or in part.

          4.2.6 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Buildings were fully constructed and the Real Property, the Buildings and all tenant improvements in the Buildings were fully assessed for real estate tax purposes.

                 4.2.6.1  Tax Expenses shall include, without limitation:

                          (i)   Any tax on Landlord's rent, right to rent or
other income from the Real Property or as against Landlord's business of leasing any of the Real Property;

                          (ii)  Any assessment, tax, fee, levy or charge in
addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                          (iii) Any assessment, tax, fee, levy, or charge
allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                          (iv)  Any assessment, tax, fee, levy or charge, upon
this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                          (v)   Any assessment, tax, fee, levy or charge which
is attributable to or imposed with respect to the entitlements Landlord obtained to originally construct the Project or to accomplish any future office building or other non-common area expansion of the Project.

                 4.2.6.2 Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof by Landlord for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of such increased Tax Expenses.

                 4.2.6.3 Notwithstanding anything to the contrary contained in this Section 4.2.6, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Real Property), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.4 of this Lease.

          4.2.7 "Tenant's Building 1 Share" shall mean the percentage set forth in Section 9.1 of the Summary. Tenant's Building 1 Share was calculated by dividing the number of rentable square feet of the portion of the Premises located in Building 1 by the total rentable square feet in Building 1. In the event either the rentable square feet of the portion of the Premises located in Building 1 and/or the total rentable square feet of Building 1 is changed, Tenant's Building 1 Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Building 1 Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Building 1 Share was in effect.

          4.2.8 "Tenant's Building 2 Share" shall mean the percentage set forth in Section 9.2 of the Summary. Tenant's Building 2 Share was calculated by dividing the number of rentable square feet of the portion of the Premises located in Building 2 by the total rentable square feet in Building 2. Since Tenant is leasing all of the rentable square feet of Building 2, Tenant's Building 2 Share equals 100% and shall not be subject to adjustment.

     4.3  Calculation and Payment of Additional Rent.
          ------------------------------------------

          4.3.1  Statement of Estimated Direct Expenses.  Prior to that date
                 --------------------------------------
which is thirty (30) days prior to the first day of a new Expense Year, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the new Expense Year shall be (the "Estimated Expenses"). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights under this Article 4. Subject to the abatement provisions of Section 4.1.1 above, Tenant shall pay Tenant's Share of the Estimated Expenses for each such Expense Year, in monthly installments of one-twelfth (1/12) thereof on the first day of each calendar month during such Expense Year; provided, however, if such Estimate Statement is delivered to Tenant after the start of such new Expense Year, Tenant shall pay to Landlord, with its next installment of Base Rent due, a fraction of the Estimated Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.1). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. If at any time Landlord determines that Direct Expenses for an Expense Year are projected to vary from the then Estimated Expenses for such Expense Year, Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such Expense Year shall be adjusted so that by the end of such Expense Year Tenant shall have paid to Landlord Tenant's Share of the revised Estimated Expenses for such Expense Year. Until a new

Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of Tenant's Share of the Estimated Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          4.3.2  Payment.  Following the end of each Expense Year, Landlord
                 -------
shall give to Tenant a statement (the "Statement") which shall state the Direct Expenses actually incurred or accrued for such preceding Expense Year ("Actual Expenses"), and the amount of the Estimated Expenses paid by Tenant for such preceding Expense Year, and shall indicate the amount, if any, of the difference between the Actual Expenses and the Estimated Expenses (the "Excess") for such Expense Year. If an Excess is present, subject to the abatement provisions of
Section 4.1.1 above, Tenant shall pay, within thirty (30) days after receipt of said Statement, the full amount of the Excess for such Expense Year. If any Statement reflects that Tenant has overpaid Tenant's Share of Direct Expenses for such Expense Year, Landlord shall, at its option either credit such overpayment toward Tenant's next rent payment(s) under this Lease, or remit to Tenant with such applicable Statement the amount of the overpayment. Even though the Lease Term has expired and Tenant has vacated the Leased Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.2 of this Lease. Landlord shall endeavor to deliver the applicable Statement to Tenant within 120 days after the end of the Expense Year in question, but the failure of Landlord to furnish such Statement within such 120 day period shall not prejudice Landlord from enforcing its rights under this Article 4; provided, however, Landlord's failure to provide Tenant with a Statement for a particular Expense Year within two (2) years after the end of the Expense Year in question, shall constitute a waiver of Landlord's right to collect any Excess payable for such Expense Year; provided further, however, that such limitation on Landlord's ability to collect any Excess as a result of any late delivery of such Statement shall not preclude Landlord from modifying any Statement once such Statement is timely delivered, as provided hereinabove, to correct any errors or reflect any new information received by Landlord with respect to the Direct Expenses shown on such Statement (including, without limitation, as a result of any new or supplemental tax bills issued by the applicable taxing authority or any audit conducted by Tenant or any other tenant of the Real Property), so long as Landlord delivers such revised Statement to Tenant by no later than the earlier of (i) two (2) years after Landlord becomes aware of such errors or receives such new information or (ii) two (2) years after the end of the Expense Year to which such modification would apply. In the event that any such revised Statement so delivered shows that an additional Excess is present, then Tenant shall pay to Landlord, within thirty (30) days of receipt of the revised Statement, the amount of the additional Excess. If any such revised Statement reflects that Tenant has overpaid Tenant's Share of Direct Expenses for such Expense Year, Landlord shall, at its option either credit such overpayment toward Tenant's next rent payment(s) under this Lease, or remit to Tenant with such applicable revised Statement the amount of the overpayment. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

          4.3.3  Allocation of Direct Expenses to Building 1 and Building 2.
                 ----------------------------------------------------------
The parties acknowledge that the Buildings are a part of a multi-building project consisting of Building 1 and Building 2 and that the costs and expenses incurred in connection with the Real Property (i.e., the Direct Expenses) shall be allocated between Building 1 and Building 2. Accordingly, as set forth in Sections 4.1 and 4.2 above, Direct Expenses are determined annually for the Real Property as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to Building 1, and such portion so allocated shall be the amount of Direct Expenses payable with respect to Building 1 upon which Tenant's Building 1 Share shall be calculated, and the other portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to Building 2. Such portion of the Direct Expenses allocated to Building 1 shall include all Direct Expenses which are attributable solely to Building 1 (such as, for example, maintenance and repairs to Building 1 and utilities for Building 1), and an equitable portion of the Direct Expenses attributable to the Real Property as a whole (such as, for example, insurance, Tax Expenses and parking area maintenance and repairs). Such portion of the Direct Expenses allocated to Building 2 (such as, for example, maintenance and repairs to Building 2 and utilities for Building 2) shall include all Direct Expenses which are attributable solely to Building 2, and an equitable portion of the Direct Expenses attributable to the Real Property as a whole.

     4.4  Taxes and Other Charges for Which Tenant Is Directly Responsible.
          ----------------------------------------------------------------
Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out, regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Parking Facilities); or

          4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.5  Books and Records.  Landlord shall maintain books and records, or make
          -----------------
available such books and records, in San Mateo and/or San Francisco Counties in accordance with sound accounting and management practices, reflecting the Direct Expenses. Landlord shall maintain such books and records for the Direct Expenses for each Expense Year for the entirety of the period which ends on the earlier to occur of two (2) years following Landlord's delivery to Tenant of each such Statement or one (1) year as to the Statement pertaining to the final Expense Year.

     4.6  Audit Rights.  In the event Tenant disputes the amount of the Direct
          ------------
Expenses set forth in the Statement for the particular Expense Year delivered by Landlord to Tenant pursuant to Section 4.3.2 above, Tenant shall have the right, at Tenant's cost, after reasonable notice to Landlord, to have Tenant's authorized employees inspect, at Landlord's office in San Mateo and San Francisco Counties during normal business hours, Landlord's books, records and supporting documents concerning the Direct Expenses set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Direct Expenses set forth in any such Statement unless Tenant notifies Landlord of such objection and dispute, completes such inspection, and has the Accountant commence and complete such audit within two (2) years immediately following Landlord's delivery of the particular Statement in question (the "Review Period"); provided, further, that notwithstanding any such timely objection, dispute, inspection, and/or audit, and as a condition precedent to Tenant's exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 4.6, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described below. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord's operation and management of the Real Property. If after such inspection and/or request for documentation, Tenant still disputes the amount of the Direct Expenses set forth in the Statement, Tenant shall have the right, within the Review Period, to cause an independent certified public accountant (which is not paid on a commission or contingency basis) mutually approved by Landlord and Tenant (the "Accountant") to complete an audit of Landlord's books and records to determine the proper amount of the Direct Expenses incurred and amounts payable by Tenant for the Expense Year which is the subject of such Statement. Such audit by the Accountant shall be final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within thirty
(30) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be of the "Big 5" accounting firms (which
                                                -----
is not paid on a commission or contingency basis), as selected by Tenant and reasonably approved by Landlord. If such audit reveals that Landlord has over-charged Tenant, then within thirty (30) days after the results of such audit are made available to

Landlord, Landlord shall reimburse to Tenant the amount of such over-charge, together with interest on the amount of the over-charge at the Interest Rate (as defined in Article 25 of this Lease). If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original Statement which was the subject of such audit overstated Direct Expenses by four percent (4%) or more of the actual Direct Expenses which was the subject of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning, during the Review Period, the correctness of the particular Statement in question provided by Landlord, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct the audit as described above prior to the expiration of the Review Period for such Statement shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Direct Expenses shown thereon. If following Tenant's delivery to Landlord of a written request to make Landlord's books and records regarding the Direct Expenses reasonably available to Tenant and/or the Accountant to conduct any such inspection and/or audit described above in this
Section 4.6, Landlord fails to make Landlord's books reasonably available for such purposes during Landlord's normal business hours, and such failure continues for one (1) business day after Tenant notifies Landlord thereof, and such failure actually prevents Tenant from completing its inspection and/or the Accountant from completing its audit within the Review Period, then the Review Period shall be extended one (1) day for each such day that Tenant and/or the Accountant, as the case may be, is so prevented from accessing such books and records.

                                   ARTICLE 5


                                USE OF PREMISES


     Tenant shall use the Premises solely for general office and administrative purposes and ancillary office uses reasonably related thereto (including, without limitation, electronic commerce, research and development and product support) consistent with the character of the Real Property as a first-class, multi-tenant office building project, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in
                                      ---------
violation of the laws of the United States of America, the state in which the Real Property is located, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Real Property. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, affecting the Real Property as of the date of execution of this Lease. Tenant shall also comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases affecting the Real Property and executed after the date of execution of this Lease provided that such covenants, conditions and restrictions and leases do not, as reasonably determined by Tenant, materially restrict Tenant in Tenant's use of the Premises or materially increase Tenant's obligations or adversely affect Tenant's rights under this Lease. (In the event that Tenant shall engage outside counsel to determine whether such covenants, conditions and restrictions and leases materially restrict Tenant in Tenant's use of the Premises or materially increase Tenant's obligations or adversely affect Tenant's rights under this Lease, Landlord shall reimburse Tenant for the reasonable attorneys' fees that Tenant incurs in connection therewith, but in no event in excess of Five Thousand Dollars ($5,000.00).) Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of Hazardous Material (as defined in Section 1.3 above). Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its general office use, including, without limitation, photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as Hazardous Materials. Landlord agrees that the use of such products in the Premises in the manner in which such products are designed to be used and in compliance with applicable laws shall not be a violation by Tenant of this Article 5.

                                   ARTICLE 6


                             SERVICES AND UTILITIES


     6.1  Standard Tenant Services.  Landlord shall provide the following
          ------------------------
services on all days during the Lease Term in a first-class manner, unless otherwise stated below. Unless otherwise provided below, such services shall be supplied in a manner consistent with other Comparable Buildings.

          6.1.1 Subject to reasonable changes implemented by Landlord (which, with respect to such changes Landlord implements for Building 2 only, Tenant shall have the right to reasonably approve same in advance of their implementation) and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use (i) in the portion of the Premises located in Building 2 at all times, and (ii) in the portion of the Premises located in Building 1 from Monday through Friday, during the period from 7:00 a.m. to 6:00 p.m. and on Saturday, during the period from 7:00 a.m. to 12:00 p.m., except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other nationally recognized holidays designated by Landlord (collectively, the "Holidays"); provided, however, that with respect to Tenant's use of the heating and air conditioning in the portion of the Premises located in Building 2 after the hours set forth in clause (ii) of this Section 6.1.1 (which hours may be changed to any other hours requested by Tenant in connection with Tenant's use of the heating and air conditioning of the portion of the Premises located in Building 2, subject to Landlord's reasonable ability to make such change, to the extent that Tenant provides Landlord with thirty (30) days' advance written notice of Tenant's request for such change and Tenant's request does not exceed sixty (60) hours per week), (A) the supply of heating and air conditioning shall not be automatic but shall be subject to Tenant's control and Tenant shall be responsible for turning the heating and air conditioning on and off and (B) Tenant shall pay to Landlord within thirty (30) days after billing and on a hourly basis, the actual costs incurred by Landlord, without profit or markup, for the increased wear and tear on the existing heating and air conditioning equipment located in Building 2 caused by use thereof in excess of sixty (60) hours per week which such hourly cost Landlord shall from time to time reasonably establish. All such payments by Tenant shall be used to establish reserves for repairs to and replacements of the heating and air conditioning equipment serving Building 2. Tenant shall pay the cost of the electricity Tenant consumes in connection with such after-hours heating and air conditioning pursuant to Section 6.1.2 below.

          6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall pay directly to Landlord, within thirty (30) days after demand and as additional rent under this Lease (and not as part of the Operating Expenses), the cost of all electricity provided to and/or consumed in the Premises (including normal and excess consumption), which electricity shall be separately metered, at Tenant's cost. Such electricity shall be provided by a provider of electricity which Landlord shall select in its sole discretion; provided, however, Landlord shall not unreasonably withhold its approval of Tenant's request to switch to other licensed, first-class, financially capable and properly insured electricity service providers for Building 2 (and with respect to Building 1 if Tenant leases from Landlord more than 50% of Building 1) who provide electricity to Comparable Buildings at lower rates without materially diminishing the reliability of electric service (an "Alternative Provider"). At Landlord's option, the cost of such electricity usage shall be billed directly by the electricity provider to Tenant, and Tenant shall pay such costs to such provider as and when due. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises. In the event that Landlord approves Tenant's request to switch to an Alternative Provider,
(i) all expenses reasonably incurred by Landlord in connection with such switch (after deducting any corresponding savings to Landlord therefrom) shall be paid for by Tenant, (ii) such Alternative Provider shall comply with all reasonable rules, regulations and conditions imposed by Landlord in connection with the provision of electricity to the Buildings by an Alternative Provider and (iii) Landlord's approval of an Alternative Provider shall not be deemed any kind of representation or warranty by Landlord, including, without limitation, as to the suitability or competence of the Alternative Provider.

          6.1.3 Landlord shall provide city water from the regular building outlets for drinking, lavatory and toilet purposes, and for use in kitchen and other eating areas within the Premises, the cost of which with respect to the portion of the Premises located in Building 1 shall be included in Operating Expenses. With respect to Building 2, Tenant shall pay directly to Landlord, within thirty (30) days after demand and as additional rent under this Lease (and not as part of the Operating Expenses), the cost of all water provided to and/or consumed in Building 2 (including normal and excess consumption), which water shall be separately metered at Tenant's cost; at Landlord's option, the cost of such water for Building 2 shall be billed directly by the water provider to Tenant, and Tenant shall pay such costs to such provider as and when due. (See Rule No. 16 in Exhibit E regarding restrictions on cooking in kitchen and other eating areas)

          6.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other Comparable Buildings.

          6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service at all times, except that with respect to Building 2 such elevator service shall be exclusive except that Landlord and its employees, agents and contractors shall have the right to use such elevators for purposes reasonably related to the performance of Landlord's obligations and exercise of Landlord's rights under this Lease.

          6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord, except that with respect to Building 2 such elevator service shall be exclusive except that Landlord and its employees, agents and contractors shall have the right to use such elevators for purposes reasonably related to the performance of Landlord's obligations and exercise of Landlord's rights under this Lease.

     6.2  Overstandard Tenant Use.  Tenant shall not, without Landlord's prior
          -----------------------
written consent, (i) use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system, or (ii) increase the water normally furnished for the portion of the Premises in Building 1 by Landlord pursuant to the terms of Section 6.1 of this Lease. In addition, Tenant shall not use electricity in the Premises in excess of the capacity of the electricity feeders and risers serving the Premises. With respect to Building 1, if Tenant uses water in excess of that supplied by Landlord pursuant to Section 6.1.3 of this Lease, Tenant shall pay to Landlord, within thirty (30) days after billing, the actual cost of water consumed in the portion of the Premises located in Building 1, together with the Equipment Costs (as such term is defined below), and Landlord may install devices to separately meter any excess use of water, and in such event Tenant shall pay the increased cost directly to Landlord, including the cost of such additional metering devices within thirty (30) days after demand therefor. If Tenant uses heating or air conditioning in excess of the quantities to be provided by Landlord for normal office use as set forth in
Section 6.1.1 above, then in addition (but not in duplication of the after-hours cost described in Section 6.1.1 above) to the costs payable by Tenant to Landlord pursuant to Sections 6.1.1 and 6.1.2 above, Tenant shall pay to Landlord, within thirty (30) days after billing, the actual cost incurred by Landlord without profit or markup of the following: (A) the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption and (B) the cost of the increased wear and tear on existing equipment caused by such excess consumption (the "Equipment Costs"). If Tenant desires to use heat, ventilation or air conditioning in the portion of the Premises located in Building 1 during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of
Section 6.1 of this Lease, (x) Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use (y) Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish which such hourly cost shall be the actual cost incurred by Landlord to supply such utilities on an hourly basis without profit or mark-up and (z) Tenant shall pay such cost to Landlord as Additional Rent within thirty (30) days after billing.

     6.3  Interruption of Use.  Tenant agrees that Landlord shall not be liable
          -------------------
for damages, by abatement of Rent (except as provided in Section 6.5 below) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Buildings or Real Property after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except as provided in Section 6.5 below) or performing any of its obligations under this Lease. Furthermore, except as expressly provided in Section 10.1 below, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this
Article 6.

     6.4  Additional Services.  Provided that Landlord can provide such services
          -------------------
(i) at a competitive price, (ii) at a comparable level of quality and (iii) within a comparable period of time (as compared to third party providers of such services to Comparable Buildings), Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus a reasonable administration fee. Charges for any service for which Tenant is required to pay from time to time hereunder shall be deemed Additional Rent hereunder, and shall be billed on a monthly basis. In the event that Landlord fails to meet any of the three (3) criteria set forth in the first clause of the first sentence of this Section 6.4, then Tenant shall have the right to select a third party which provides such services to Comparable Buildings, subject to Landlord's reasonable approval.

     6.5  Abatement of Rent When Tenant Is Prevented From Using Premises.  In
          ----------------------------------------------- --------------
the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days (the "Eligibility Period") as a result of (i) any construction, repair, maintenance or alteration performed by Landlord after the Lease Commencement Date and required to be performed by Landlord under this Lease or permitted pursuant to Section 29.30 below, or (ii) any failure to provide to the Premises any of the essential utilities and services required to be provided in Sections 6.1.1 or 6.1.2 above,
(iii) any failure to provide access to the Premises, or (iv) because of the presence of Hazardous Materials in, on or around the Building, the Premises or the Real Property which were not caused or introduced by Tenant or Tenant's agents, employees, licensees or invitees, and which Hazardous Materials pose a material and significant health risk to occupants of the Premises as determined by applicable governmental authorities pursuant to applicable Environmental Laws by written notice delivered to Landlord and Tenant, which notice specifically prohibits occupancy of the Premises (or portions thereof) as a result of such Hazardous Materials, then Tenant's obligation to pay Base Rent and Direct Expenses shall be abated or reduced, as the case may be, from and after the first (1st) day following the Eligibility Period and continuing until such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises. To the extent Tenant shall be entitled to abatement of rent because of a damage or destruction pursuant to Article 11 or a taking pursuant to Article 13, then the Eligibility Period shall not be applicable. Notwithstanding anything to the contrary set forth in this Lease, in the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for one hundred eighty (180) consecutive days or for a total of two hundred (200) days in any consecutive nine (9) month period as a result of the matters described in clauses (i) through (iv) of this Section 6.5, then Tenant shall have the right to terminate this Lease by delivering to Landlord written termination notice within five (5) days after the end of such one hundred eighty (180) day (or two hundred (200) day) period; provided, however, Tenant shall not have such termination right if any of such events described in clauses (i) through (iv) of this Section 6.5 are caused by a taking or condemnation described in Article 13 or a casualty damage described in Article 11, as Tenant's termination rights for such taking, condemnation and casualty events are expressly provided in and are governed by Articles 13 and 11 of this Lease, respectively.

                                   ARTICLE 7


                                    REPAIRS

     7.1  Tenant's Repairs.  Subject to Landlord's repair obligations in Section
          ----------------
7.2 and to the provisions of Articles 11 and 13 below, Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs within a reasonable period of time and after Landlord has notified Tenant of its intention to do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Real Property) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements within thirty (30) days of being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times, and upon reasonable prior notice to Tenant (or without notice in case of emergency), to make such repairs, alterations, improvements and additions to the Premises or to the Buildings or to any equipment located in the Buildings as shall be necessary or desirable in connection with the first-class management and operation standards for the Buildings set forth herein, and/or as may be required for Landlord to comply with the provisions of this Lease and/or as may be required by governmental or quasi-governmental authority or court order or decree. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of and access to the Premises during Landlord's entry into the Premises to perform such work pursuant to the foregoing provisions of this Section 7.1.

     7.2  Landlord's Repairs.  Anything contained in Section 7.1 above to the
          ------------------
contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Buildings, including the basic plumbing, heating, ventilating, air conditioning and electrical systems serving the Buildings (except that in no event shall Landlord be required to repair Tenant's raised floors, supplemental heating, ventilation and air conditioning systems and any other systems and equipment contained in Tenant's "clean room", computer rooms or other special areas which shall be Tenant's responsibility to repair at Tenant's sole cost and expense); provided, however, if such Landlord-required maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs to the extent such cost is not covered by Landlord's insurance obtained pursuant to Section 10.2 of this Lease. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance obligation of Landlord. There shall be no abatement of rent (except as provided in Section 6.5 above) and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Buildings or the Premises or in or to fixtures, appurtenances and equipment therein. Subject to Section 7.3 below, Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

     7.3  Tenant's Self-Help Rights.  Notwithstanding anything to the contrary
          -------------------------
set forth in this Article 7, if Tenant provides written notice to Landlord of the need for repairs and/or maintenance which are Landlord's obligation to perform under Section 7.2 above, and Landlord fails to undertake such repairs and/or maintenance within a reasonable period of time, given the circumstances, after receipt of such notice (but in no event earlier than ten (10) days after receipt of such notice), then Tenant may proceed to undertake such repairs and/or maintenance upon delivery of an additional three (3) business day notice to Landlord that Tenant is taking such required action. If such repairs and/or maintenance were required under the terms of this Lease to be performed by Landlord, then Tenant shall be entitled to reimbursement by Landlord of Tenant's reasonable costs and expenses in performing such maintenance and/or repairs. Such reimbursement shall be made within thirty (30) days after Landlord's receipt of invoice of such costs and expenses, and if Landlord fails to so reimburse Tenant within such 30-day period, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease the amount of such invoice together with interest which shall have accrued on the amount of such invoice during the period from and after Tenant's delivery of such invoice to Landlord through and including the date Landlord delivers to the payment to Tenant, at the Interest Rate; provided, however, that notwithstanding the foregoing to the contrary, if (i) Landlord delivers to Tenant within such three
(3) business day period described above, a written objection to Tenant's right to receive any such reimbursement based upon Landlord's claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease, or
(ii) Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice based upon Landlord's claim that such charges are excessive (in which case, Landlord shall reimburse Tenant, within such 30-day period, the amount Landlord contends would not be excessive), then Tenant shall not be entitled to such reimbursement or deduction from Rent, but Tenant, as its sole remedy, may proceed to institute legal proceedings to determine and collect the amount, if any, of such reimbursement. In the event Tenant prevails in such legal proceedings and receives a monetary judgment against Landlord, then Landlord shall pay such judgment to Tenant within thirty (30) days of date such monetary judgment is entered. If such monetary judgment is not so paid, then, notwithstanding any contrary provision of this Lease, Tenant shall be entitled to deduct from Rent payable under this Lease the amount of such monetary judgment together with interest which shall have accrued on such monetary judgment during the period from and after the day after the date such monetary judgment was received through and including the date that Tenant deducts from Rent the amount of such monetary judgment, at the Interest Rate. In the event Tenant undertakes such repairs and/or maintenance, and such work will affect the Systems and Equipment, any structural portions of the Buildings, and/or the exterior appearance of the Buildings, Tenant shall use only those unrelated third party contractors used by Landlord in the Buildings for such work unless such contractors are unwilling or unable to perform such work at competitive prices, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Tenant shall comply with the other terms and conditions of this Lease if Tenant takes the required action, except that Tenant is not required to obtain Landlord's consent for such repairs.

                                   ARTICLE 8


                           ADDITIONS AND ALTERATIONS

     8.1  Landlord's Consent to Alterations.  Tenant may not make any
          ---------------------------------
improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof. Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of four percent (4%) of the cost of the Alterations. The supervision fee described in the immediately preceding sentence shall also apply to the initial build out by or for Tenant of the Expansion Space, if any, and the First Offer Space, if any. Notwithstanding anything to the contrary contained in this Section 8.1, Tenant may make non-structural alterations, additions or improvements to the interior of the Premises (collectively, the "Acceptable Changes") without Landlord's consent, provided that (i) Tenant delivers to Landlord written notice of such Acceptable Changes at least ten (10) days prior to the commencement thereof,
(ii) the aggregate cost of all such Acceptable Changes during any twelve (12) consecutive month period does not exceed Fifty Thousand Dollars ($50,000.00),
(iii) such Acceptable Changes shall be performed by or on behalf of Tenant in compliance with the other provisions of this Article 8, (iv) such Acceptable Changes do not require the issuance of a building permit or other governmental approval, (v) such Acceptable Changes do not affect any Systems and Equipment and cannot be seen from outside the Premises, and (vi) such Acceptable Changes shall be performed by qualified contractors and subcontractors which normally and regularly perform similar work in Comparable Buildings. The construction of the initial improvements to the Premises (and the Landlord supervision fee therefor) shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

     8.2  Manner of Construction.  Landlord may impose, as a condition of its
          ----------------------
consent to all Alterations or repairs of the Premises or about the Premises, such commercially reasonable requirements as Landlord may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen reasonably approved by Landlord, except that Landlord may designate the contractors and subcontractors to perform all work affecting the structural components of the Buildings or the Systems and Equipment provided such contractors and subcontractors are unrelated to Landlord and agree to perform such work at competitive prices and pursuant to Tenant's reasonable scheduling requirements. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Real Property is located, in conformance with Landlord's reasonable, non-discriminatory construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to unreasonably obstruct access to the Buildings or Real Property or the common areas for any other tenant of the Real Property, and as not to obstruct the business of Landlord or other tenants in the Real Property, or interfere with the labor force working on the Real Property. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, with respect to any Alterations to be made in Building 1 which cost in excess of $50,000.00 and with respect to any Alterations to be made in Building 2 which cost in excess of $200,000.00, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Real Property is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the management office for the Real Property a reproducible copy of the "as built" drawings of the Alterations.

     8.3  Landlord's Property.  All Alterations, improvements and/or fixtures
          -------------------
which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall become the property of Landlord upon expiration of the Lease Term or earlier termination of this Lease; provided, however, (i) Tenant may not remove any Tenant Improvements or Alterations paid for by Landlord with Landlord's own funds or out of any tenant improvement allowances provided by Landlord (except any such removal made in connection with Alterations approved by Landlord), and (ii) Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease; provided further, however, that Tenant shall in no event be required to remove (A) any of the initial Tenant Improvements constructed pursuant to the Tenant Work Letter, or any comparable improvements made to ready the First Offer Space or Expansion Space for Tenant's initial occupancy, other than any raised floors, internal stairwells, vaults and other similar special use tenant improvements (collectively, "Special Use Improvements"), or (B) any Alterations, except for Alterations which are Special Use Improvements or where the same are of such specialized nature or application as to not be reasonably suited for use by a successor occupant of the Premises. If Landlord requires Tenant to remove any such Alterations, Tenant Improvements or comparable improvements for the First Offer Space, if any, or Expansion Space, if any, Tenant, at its sole cost and expense, shall remove the identified Alterations and improvements on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises.

     8.4  Equipment Leasing and Financing.  Notwithstanding any provision of
          -------------------------------
this Lease to the contrary, Tenant may enter into leases for, and/or grant security interests in, Tenant's trade fixtures, equipment and personal property in the Premises pursuant to commercially reasonable leases and/or security agreements, and Landlord shall
(i) subordinate any landlord lien rights it may have in and to such items to the interest of the lessors and lenders therein and, in the case of trade fixtures, waive any claim that the same are part of the Real Property by virtue of being affixed thereto, and (ii) permit the lessors and lenders under any such leases and security agreements to remove the leased or encumbered property upon default by Tenant under such leases and security agreements, so long as such removal work is performed prior to the expiration or within five (5) days after termination of this Lease and each such party repairs any damage to the Premises caused by such removal.

                                   ARTICLE 9


                             COVENANT AGAINST LIENS

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Buildings or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Buildings or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed within five (5) business days after the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                  ARTICLE 10



                                   INSURANCE

     10.1 Indemnification and Waiver.
          --------------------------

          10.1.1 Tenant hereby assumes all risk of damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant; provided, however, that the foregoing assumption of risk and release shall not extend to any damage or loss of property or death or injury to persons to the extent (i) caused by Landlord Parties' gross negligence or willful misconduct and (ii) not
                                                                   ---
insured or required to be insured by Tenant under this Lease.

          10.1.2 Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability, including without limitation court costs and reasonable attorneys' fees (collectively, "Losses") incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, Buildings and Real Property; provided, however, that the terms of the foregoing indemnity shall not apply to
(i) any Losses to the extent (A) resulting from the gross negligence or willful misconduct of the Landlord Parties and (B) not insured or required to be insured by Tenant under this Lease or

(ii) any damages which Landlord is otherwise entitled to recover under Article 19 or any other provision of this Lease, resulting from Tenant's breach of its obligations under this Lease.

          10.1.3 Landlord shall, and does hereby agree to, protect, indemnify, defend and hold Tenant harmless from all liability, costs, or expenses (including reasonable attorneys' fees and court costs), on account of damage to the person or property of any third party, including any other tenant in the Real Property, to the extent (i) caused by the gross negligence or willful misconduct by Landlord Parties and (ii) not insured or required to be insured by
                               ---
Tenant under this Lease.

          10.1.4 The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

     10.2 Landlord's Insurance and Tenant's Compliance with Insurance
          -----------------------------------------------------------
Requirements. Landlord shall, from and after the date hereof until the
------------
expiration of the Lease Term, maintain in effect the following insurance: (i) fire and hazard "all risk" insurance (including a rental loss endorsement) providing coverage in the event of fire, vandalism, malicious mischief and all other risks normally covered by "all risk" policies in the area of the Building, covering the Buildings (excluding the property required to be insured by Tenant pursuant to Section 10.3 below) in an amount not less than one hundred percent (100%) of the full replacement value (less reasonable deductibles) of the Buildings, together with such other risks as Landlord may from time to time determine (provided however, that Landlord shall have the right, but not the obligation, to obtain earthquake and/or flood insurance); and (ii) commercial general liability insurance or the equivalent in the amount of at least Five Million Dollars ($5,000,000.00), against claims of bodily injury, personal injury or property damage arising out of Landlord's operations, assumed liabilities (including the liabilities assumed by Landlord under this Lease), contractual liabilities, or use of the Buildings, common areas and Parking Facilities. Such coverages may be carried under blanket insurance policies.
The insurers providing such insurance shall be licensed to do business in the State of California and rated A-VII or better in "Best's Key Rating Guide," and the policies of insurance with respect to property loss or damage by fire or other casualty shall contain a waiver of subrogation as provided in Section 10.4 below. Upon written request from Tenant, but no more than one (1) time during any Calendar Year, Landlord shall provide Tenant with evidence that Landlord is carrying the insurance Landlord is required to maintain pursuant to this Section
10.2. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for Landlord's insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body where applicable due to Tenant's Alterations or use of the Premises.

     10.3 Tenant's Insurance.  From and after the date (the "Insurance Start
          ------------------
Date") which is the earlier of (i) the date Tenant enters the Premises to perform any work under this Lease (including, any work under the Tenant Work Letter) or (ii) the Lease Commencement Date, and continuing thereafter throughout the Lease Term, Tenant shall maintain the following coverages in the following amounts.

          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

Bodily Injury and                               $5,000,000 each occurrence
Property Damage Liability                       $5,000,000 annual aggregate

Personal Injury Liability                       $5,000,000 each occurrence
                                                $5,000,000 annual aggregate
                                                0% Insured's participation


          10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, Alterations and additions to the Premises, including any improvements, Alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3 Form of Policies.  The minimum limits of policies of insurance
                 ----------------
required to be carried by Landlord and Tenant under this Lease shall in no event limit the liability of Tenant or Landlord under this Lease. Tenant's insurance shall: (i) name Landlord, and any property manager and first mortgagee of Landlord, as additional insureds; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Sections 10.1.1 and 10.1.2 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-VII in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any first mortgagee or ground or underlying lessor of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Insurance Start Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option after notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.

     10.4 Subrogation.  Landlord and Tenant agree to have their respective
          -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

     10.5 Additional Insurance Obligations.  Tenant shall carry and maintain
          --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord; provided, however, that in no event shall such increased coverage be in excess of that required by landlords of tenants leasing comparable-sized space in Comparable Buildings.

     10.6 Tenant's Right to Self-Insure.  Notwithstanding the foregoing
          -----------------------------
provisions of Section 10.3, Tenant shall have the right to comply with and satisfy its obligations under Section 10.3.2(i) in lieu of actually obtaining the applicable insurance policies, by acting as a self-insurer as to the applicable insurance coverage; provided, however, that if Tenant's shareholders' equity ceases to be equal to or greater than Fifty Million Dollars ($50,000,000.00), then during the period that Tenant's shareholders' equity ceases to be equal to or greater than Fifty Million Dollars ($50,000,000.00) (the "Non-Compliance Period"), all of Tenant's rights to self-insure under this
Section 10.6 shall terminate, and during the Non-Compliance Period Tenant shall thereafter comply with all of the foregoing provisions of Section 10.3. If Tenant acts as a self-insurer pursuant to this Section 10.6, then Tenant shall:
(i) assume all liability for, release and waive all rights of recovery against Landlord (and Landlord's property manager and first mortgagee) for, and be liable to Landlord (and Landlord's property manager and first mortgagee) for, the full equivalent of insurance coverage which would have been available to Tenant and/or Landlord (and Landlord's property manager and first mortgagee) if the applicable insurance policy had been obtained by Tenant from a third-party insurer, in full compliance with the provisions of this Article 10; and (ii) pay all amounts on behalf of Landlord and Landlord's property manager and first mortgagee (and waive, release, protect, indemnify, defend and hold harmless Landlord and Landlord's property manager and first mortgagee from and against) all costs, expenses, damages, claims and losses incurred by Landlord (and Landlord's property manager and first mortgagee) which would have been payable or insured against by the hypothetical third-party insurer for the benefit of Tenant and/or Landlord (and Landlord's property manager and first mortgagee) had Tenant been insured and had Landlord (and/or Landlord's property manager and first mortgagee) been named as an additional insured, as applicable, under any insurance policy involved, with deemed full waiver of subrogation in favor of Landlord (and Landlord's property manager and first mortgagee), and with no deductible amount applicable to such policy.

                                  ARTICLE 11


                            DAMAGE AND DESTRUCTION

     11.1 Repair of Damage to Premises by Landlord.  Tenant shall promptly
          ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Buildings or Real Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base, Shell, and Core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws, or any other modifications to the common areas deemed desirable by Landlord provided access to the Premises and Parking Facilities and any common restrooms serving the Premises shall not be materially impaired thereby. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Sections 10.3.2(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and Alterations installed in the Premises and shall return such Tenant Improvements and Alterations to their original condition; provided that if the cost of such repair by Landlord (based on competitive pricing by all contractors and subcontractors and without any profit mark-up or supervision fees to Landlord) exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord on a progress payment basis with the first such payment being due from Tenant after Landlord's commencement of the repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof. Landlord shall use commercially reasonable efforts to minimize any such inconvenience or annoyance to Tenant resulting from Landlord's repair of any damage pursuant to this
Section 11.1.

     11.2 Landlord's Option to Repair.  Within sixty (60) days after Landlord
          ---------------------------
becomes aware of such damage, Landlord shall notify Tenant in writing ("Landlord's Damage Notice") of the estimated time, in Landlord's reasonable judgment, required to substantially complete the repairs of such damage (the "Estimated Repair Period"). Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Buildings and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, but Landlord may so elect only if one or both of the Buildings shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot in Landlord's opinion, as set forth in Landlord's Damage Notice, reasonably be completed within one hundred eighty (180)
days of the date of damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered by Landlord's insurance policies obtained or required to be obtained by Landlord pursuant to Section 10.2 above and the cost of repairing such uninsured or underinsured damage, including deductibles, exceeds the sum of $1,000,000, plus $50,000.00 per each Lease Year of the Lease Term which has expired as of the date of such casualty; provided, however, if Landlord terminates this Lease as a result of an uninsured or underinsured casualty damage pursuant to clause (ii) hereinabove, and within one hundred eighty (180) days after such termination, Landlord commences repair of such damage to the Buildings and the Premises with the intent to substantially restore such damaged portion of the Buildings and Premises to the same condition existing immediately prior to the damage, then Tenant shall have the right to reinstate this Lease notwithstanding such termination by Landlord by delivering written notice of such reinstatement to Landlord within sixty (60) days after Tenant has written notice of Landlord's commencement of such restoration work. If (A) Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above,
(B) the damage constitutes a Tenant Damage Event (as defined below), and (C) the repair of such damage cannot, in the reasonable opinion of Landlord, as set forth in Landlord's Damage Notice, be completed within one hundred eighty (180) days after the date of the damage, then Tenant may elect to terminate this Lease by delivering written notice thereof to Landlord within fifteen (15) days after Tenant's receipt of Landlord's Damage Notice, which termination shall be effective as of the date of such termination notice thereof to Landlord. As used herein, a "Tenant Damage Event" shall mean damage to all or any part of the Premises or any common areas of the Buildings providing access to the Premises by fire or other casualty, which damage (x) is not the result of the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, contractors, licensees or invitees, (y) substantially interferes with Tenant's use of or access to the Premises (or use of at least twenty-five percent (25%) of Tenant's parking spaces in the Parking Facilities, without replacement spaces provided by Landlord within a reasonable walking distance from the Real Property [but if the damage interferes with Tenant's use of or access to Tenant's parking spaces in the Parking Facilities, Landlord shall implement at Landlord's cost, and not as part of Operating Expenses, a transportation management system to minimize such impact on Tenant]) and (z) would entitle Tenant to an abatement
                                 ---
of Rent pursuant to Section 11.1 above. In addition, in the event of a Tenant Damage Event, and if neither Landlord nor Tenant has elected to terminate this Lease as provided hereinabove, but Landlord fails to substantially complete the repair and restoration of such Tenant Damage Event within the Estimated Repair Period plus sixty (60) days, plus the number of days of delay, if any, attributable to events of "Force Majeure," as that term is defined in Section
29.17 hereof, plus the number of days of delay, if any, as are attributable to the acts or omissions of Tenant, then Tenant shall have an additional right to terminate this Lease by delivering written termination notice to Landlord within fifteen (15) days after the expiration of such period. Further, in the event that the Premises or the Buildings are destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term (except that, in the event that Tenant shall have exercised its option to renew pursuant to the Extension Option Rider attached to this Lease, such twelve (12) month period shall be the last twelve (12) months of the Option Term), then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease, and to the extent such destruction or damage constitutes a Tenant Damage Event and the repair of same is reasonably expected by Landlord to require more than sixty (60) days to complete, Tenant shall have the option to terminate this Lease, by giving written termination notice to the other party of the exercise of such option within thirty (30) days after the date of such damage or destruction. If either Landlord or Tenant exercises any of its options to terminate this Lease as provided above in this Section 11.2: (1) this Lease shall cease and terminate as of the date set forth in such party's termination notice, which termination date shall be no less than thirty (30) days and no more than one hundred twenty (120) days after such termination notice is delivered to the other party; provided, however, that if the termination notice is delivered as a result of a casualty damage occurring during the last twelve
(12) months of the Lease Term, such termination date shall be no less than ten
(10) days and no more than thirty (30) days after such termination notice is delivered to such other party; and if Landlord is the party delivering such termination notice at any time other than during the last twelve (12) months of the Lease Term, Tenant shall have the right to extend the termination date to a date which is one hundred twenty (120) days after such termination notice is delivered to Tenant if Landlord selects a termination date which is shorter than such one hundred twenty (120) day period; (2) Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination; and (3) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     11.3 Waiver of Statutory Provisions.  The provisions of this Lease,
          ------------------------------
including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Buildings or any other portion of the Real Property, and any statute or regulation of the state in which the Real Property is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, one or both of the Buildings or any other portion of the Real Property.

                                   ARTICLE 12


                                   NONWAIVER

     No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                   ARTICLE 13


                                  CONDEMNATION

     13.1 Permanent Taking.  If the whole or any part of the Premises, one or
          ----------------
both of the Buildings or the Real Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, one or both of the Buildings or the Real Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired or if the number of Tenant's parking spaces in the Parking Facilities is reduced below the number required by the applicable Code (as defined in the Tenant Work Letter), Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses and interruption to or damage to Tenant's business, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be equitably abated and Landlord shall at its sole expense restore the Real Property to any architecturally complete and functional condition. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

     13.2 Temporary Taking.  Notwithstanding anything to the contrary contained
          ----------------
in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of ninety (90) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                   ARTICLE 14


                           ASSIGNMENT AND SUBLETTING

     14.1 Transfers.  Except as provided in Section 14.7 below, Tenant shall
          ---------
not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than twenty (20) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and, insofar as the same is then available, a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably required by Landlord pursuant to written notice delivered to Tenant within five (5) business days after Landlord's receipt of the Transfer Notice, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space. Except as provided in Section 14.7 below, any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's reasonable legal fees (not to exceed $5,000.00 in any one instance) incurred by Landlord, within thirty (30) days after written request by Landlord.

     14.2 Landlord's Consent.  Landlord shall not unreasonably withhold its
          ------------------
consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Buildings;

          14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease and as to which Landlord has a reasonable objection;

          14.2.3 The Transferee is either a governmental agency or instrumentality thereof unless Landlord has previously approved such an occupant for other space in the Buildings;

          14.2.4 The Transfer will result in more than a lawfully authorized number of occupants per floor within the Subject Space;

          14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities assumed by such Transferee on the date consent is requested, taking into account Tenant's continuing liability hereunder;

          14.2.6 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right) except in connection with a right of renewal assigned to a Transferee in connection with an assignment of Tenant's entire interest in this Lease pursuant to this Article 14;

          14.2.7 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in one or both of the Buildings at the time of the request for consent, unless there is no space in the Buildings available for lease from Landlord, or (ii) is negotiating with Landlord to lease space in one or both of the Buildings at such time; or

          14.2.8 The Transfer occurs during the period from the Lease Commencement Date until the date at least ninety-five percent (95%) of the rentable square feet of the Buildings is leased, and the rent charged by Tenant to such Transferee during the term of such Transfer, calculated using a present value analysis, is less than eighty-five percent (85%) of the rent being accepted by Landlord, at the time of such Transfer, for comparable space in the Buildings for a comparable term, calculated using a present value analysis.

     If Landlord consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval, which Landlord shall grant or withhold within five (5) business days after resubmittal by Tenant.

     14.3 Transfer Premium.  Except as otherwise provided in Sections 14.6 and
          ----------------
14.7 below, if Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer,
(ii) any brokerage commissions in connection with the Transfer, (iii) the unamortized cost of all Alterations and any Tenant Improvements paid for by Tenant from Tenant's own funds and not initially funded by Landlord or paid for by Landlord out of any tenant improvement allowances, and (iv) reasonable legal fees incurred by Tenant in negotiating the Transfer and obtaining Landlord's consent thereto and in collecting any sums due from the Transferee (collectively, the "Subleasing Costs"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

     14.4 Landlord's Option as to Subject Space.  Notwithstanding anything to
          -------------------------------------
the contrary contained in this Article 14, in the event Tenant contemplates a sublease of all or a portion of the Premises located in Building 1 to any person or entity (other than a Transfer to an Affiliate pursuant to Section 14.7 below), Tenant shall give Landlord notice (the "Intention to Transfer Notice") of such contemplated sublease (whether or not the terms of the contemplated sublease have been determined). The Intention to Transfer Notice shall specify the portion of and amount of square feet of the portion of the Premises located in Building 1 which Tenant intends to sublet (the "Contemplated Transfer Space"), the contemplated date of commencement of the contemplated sublease (the "Contemplated Effective Date"), and the contemplated length of the term of such contemplated sublease, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term set forth in the Intention to Transfer Notice. Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Contemplated Transfer Space; provided, however, such recapture right (i) shall not apply with respect to any sublease of space in Building 2 or an assignment of Tenant's entire interest in this Lease, (ii) shall only apply with respect to a sublease of space in Building 1 for a lease term, including renewals, which exceeds four (4) years or extends for the remainder of the Lease Term and (iii) Landlord may only exercise such recapture right if Landlord's purpose in doing so is to accommodate an existing tenant in Building 1 by leasing the Contemplated Transfer Space to such tenant after Landlord exercises such recapture right. Such recapture shall cancel and terminate this Lease, with respect to the Contemplated Transfer Space in Building 1 as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of six (6) months (the "Six Month Period") commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any sublease made during the Six Month Period, provided that any such sublease is substantially on the terms set forth in the Intention to Transfer Notice, and provided further that any such sublease shall be subject to the remaining terms of this Article
14. If such a sublease is not so consummated within the Six Month Period (or if a sublease is so consummated, then upon the expiration of the term of any sublease of such Contemplated Transfer Space consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated sublease of the Contemplated Transfer Space (or portion thereof), as provided above in this Section 14.4.

     14.5 Effect of Transfer.  If Landlord consents to a Transfer, (i) the
          ------------------
terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit.

     14.6 Additional Transfers.  Except as provided in Section 14.7 below, for
          --------------------
purposes of this Lease, the term "Transfer" shall also include: (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof; and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant within a twelve (12)-month period (other than transfer of voting shares to immediate family members by reason of gift or death, and other then in connection with an initial public offering of Tenant's stock), or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period. Notwithstanding the foregoing, to the extent that the Transfer is of a type described in this
Section 14.6, the terms and conditions of Sections 14.3 and 14.4 shall not apply with respect thereto.

     14.7 Affiliated Companies/Restructuring of Business Organization.  The
          -----------------------------------------------------------
assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or
(iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to as "Affiliates") shall not be deemed a Transfer under this Article 14, and thus shall not be subject to Landlord's recapture right in Section 14.4 or Landlord's right to receive any Transfer Premium pursuant to Section 14.3 above, provided that:

          14.7.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 14;

          14.7.2 Tenant gives Landlord at least ten (10) days' prior notice of any such assignment or sublease to an Affiliate;

          14.7.3 the successor of Tenant and Tenant have as of the effective date of any such assignment or sublease a tangible net worth, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease and is equal to or greater than the net worth of Tenant
                        ---
as of the date of execution of this Lease;

          14.7.4 any such assignment or sublease shall be subject and subordinate to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease with respect to the Subject Space which is the subject of such Transfer (other than the amount of Base Rent payable by Tenant with respect to a sublease); and

          14.7.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease.

     Furthermore, Tenant may allow employees of companies to whom Tenant is providing products or services, or with which Tenant is collaborating in the development or provision of products or services, to work in the Premises without Landlord's consent and without being deemed to have sublet any portion of the Premises, so long as (A) such employees do not occupy more than ten percent (10%) of the rentable square feet of the Premises, in the aggregate, at any one time, and such space is not separately demised from the space occupied by Tenant and (B) the number of such employees does not exceed ten percent (10%) of the total number of persons regularly occupying the Premises.

                                   ARTICLE 15


                        SURRENDER OF PREMISES; OWNERSHIP

                         AND REMOVAL OF TRADE FIXTURES

     15.1 Surrender of Premises.  No act or thing done by Landlord or any agent
          ---------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2 Removal of Tenant Property by Tenant.  Upon the expiration of the
          ------------------------------------
Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs, casualty damage and condemnation damage which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Buildings resulting from such removal.

                                   ARTICLE 16



                                  HOLDING OVER

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to: (i) for the first (1st) month of the holdover, one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease and (ii) for the remainder of the holdover period, two hundred percent (200%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom, but only to the extent Tenant has failed to surrender the Premises within thirty (30) days after Landlord has notified Tenant that Landlord has executed a letter of intent or lease with another tenant for all or any portion of the Premises and Landlord has provided Tenant with information concerning the length of lease term and basic rental of such letter of intent or lease and any liability or loss Landlord may reasonably expect to incur in connection with the delay of the delivery of the Premises to the successor tenant. Notwithstanding anything set forth in this Article 16 to the contrary, Tenant shall have the one-time right to extend the initial Lease Term for a period of up to six (6) months thereafter ("Temporary Extension Term") by delivering written notice of the exercise of such right at least one (1) year prior to the expiration of the initial Lease Term which notice shall specify the period of the Temporary Extension Term Tenant shall select (which period shall be not less than one (1) month nor more than six (6) months), and provided that all of the following conditions are satisfied: (A) Tenant shall not have exercised its renewal rights under the Extension Option Rider; (B) at Landlord's option, in addition to all remedies available to Landlord under this Lease, at law or in equity, Tenant is not in monetary or material non-monetary default under this Lease (after expiration of any applicable notice and cure period) as of the date Tenant delivers such notice to Landlord or the commencement of the Temporary Extension Term; and (C) such renewal right is personal to the Original Tenant and any Affiliate to which Tenant's entire interest in this Lease has been assigned pursuant to Section 14.7 above (and any assignee which would have qualified as an Affiliate but for its failure to meet the financial criteria in
Section 14.7.3), and may only be exercised by the Original Tenant or such Affiliate assignee (and not by any sublessee or other transferee of Tenant's interest in this Lease). If Tenant timely exercises such renewal right, all of the terms and conditions of this Lease shall apply during the Temporary Extension Term, except that the monthly Base Rent payable by Tenant during the Temporary Extension Term shall be equal to the greater of (1) the Fair Market Rental Rate (as such term is defined in Section 2 of the Extension Option Rider) for the Premises as of the commencement of the Temporary Extension Term (but such Fair Market Rental Rate for the Temporary Extension Term shall be determined without regard to any economic concessions or inducements, including tenant improvement allowances, and Landlord shall not be obligated to provide any such concessions or inducements to Tenant for such Temporary Extension Term); or (2) one hundred fifty percent (150%) of the monthly Base Rent applicable during the last rental period of the initial Lease Term under this Lease.

                                   ARTICLE 17


                             ESTOPPEL CERTIFICATES

     Within twenty (20) days following a request in writing by a party, the other party shall execute and deliver to the requesting party an estoppel certificate, which shall be substantially in the form of Exhibit E, attached
                                                         ---------
hereto, (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof, if Landlord is the requesting party), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee if Landlord is the requesting party. Failure of a party to timely execute and deliver such estoppel certificate shall constitute an acknowledgment by such party that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18


                                 SUBORDINATION

     This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Buildings, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Notwithstanding any contrary provision of this Article 18, a condition precedent to the subordination of this Lease to any future mortgage, deed of trust, ground or underlying lease is that Landlord shall obtain for the benefit of Tenant a commercially reasonable subordination, non-disturbance and attornment agreement from the mortgagee, beneficiary or lessor under such future instrument which shall be the NationsBank SNDA described below with respect to the NationsBank Deed of Trust if recorded as described below. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if required to do so pursuant to any subordination, non-disturbance and attornment agreement executed by Tenant pursuant to this Article 18, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. The parties acknowledge that Landlord is in the process of obtaining financing for the Real Property from NationsBank (or the entity resulting from the merger of NationsBank and Bank of America ("NationsBank")), which financing, if completed, will be secured by a deed of trust encumbering the Real Property to be recorded after the date of execution of this Lease (the "NationsBank Deed of Trust"). Tenant shall, within five (5) days after request by Landlord (or at Landlord's option, concurrently with Tenant's execution of this Lease) sign, notarize and deliver to Landlord a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit G attached hereto (the "NationsBank SNDA"). Within ninety (90)
        ---------
days after Tenant delivers to Landlord the NationsBank SNDA executed and notarized by Tenant, Landlord shall cause NationsBank, to execute the NationsBank SNDA and deliver such executed NationsBank SNDA to Tenant.

                                   ARTICLE 19


                               DEFAULTS; REMEDIES

     19.1 Events of Default.  The occurrence of any of the following shall
          -----------------
constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) days after written notice of delinquency; provided, however, that if Landlord has given Tenant two (2) such delinquency notices in the preceding twelve (12) month period, then Tenant's subsequent failure to pay any Rent or other charge when due shall constitute a default under this Lease without requirement of any notice or cure period; or

          19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; provided, further, however, that the maximum period for Tenant's cure of such default will not exceed two hundred ten (210) days after Landlord's written notice of default; or

          19.1.3 Abandonment or vacation of the Premises by Tenant. Abandonment is herein defined to have the same meaning set forth in California Civil Code Section 1951.3 (or any successor or similar statute).

     19.2 Remedies Upon Default.  Upon the occurrence of any event of default
          ---------------------
by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                 (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                 (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                 (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                 (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                 (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

          The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     19.3 Sublessees of Tenant.  If Landlord elects to terminate this Lease on
          --------------------
account of any default by Tenant as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 Form of Payment After Default.  Following the occurrence of an event
          -----------------------------
of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form. Notwithstanding the foregoing, in the event that Landlord exercises its rights under this Section 19.4 and for a period of twelve (12) months thereafter there is no event of monetary or material non-monetary default by Tenant, Landlord shall no longer have its rights under this Section 19.4 until there is another occurrence of an event of default by Tenant.

     19.5 Waiver of Default.  No waiver by Landlord or Tenant of any violation
          -----------------
or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

     19.6 Efforts to Relet.  For the purposes of this Article 19, Tenant's
          ----------------
right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                   ARTICLE 20


                          COVENANT OF QUIET ENJOYMENT

     Landlord covenants that Tenant, so long as Tenant is not in default under this Lease and any applicable notice of such default has been delivered and any applicable cure period has expired, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                   ARTICLE 21


                                SECURITY DEPOSIT

     Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "Security Deposit") in the amount set forth in Section 10 of the Summary. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Notwithstanding anything to the contrary set forth in this Article 21, if on or before the Lease Commencement Date Tenant increases the amount of the Letter of Credit to the amount set forth in Section 13.2 of this Summary in the manner required pursuant to Section 1 of the Letter of Credit Rider, then Landlord shall apply $605,488.44 of the Security Deposit to the monthly installment(s) of Base Rent due from Tenant for the second (2nd) and third (3rd) months of the initial Lease Term (or, if Base Rent for all or any portion of such months has been abated as provided in Section 5.3 of the Tenant Work Letter, for the months in which Base Rent first became due and payable hereunder), provided that Tenant is not then in monetary or material non-monetary default under this Lease beyond any applicable notice and cure period.

                                   ARTICLE 22

                             INTENTIONALLY OMITTED


                                   ARTICLE 23

                                     SIGNS

     23.1 Full Floor Tenants.  Subject to Landlord's prior written approval,
          ------------------
and provided all signs are in keeping with the quality, design and style of the Real Property, if any portion of the Premises comprises an entire floor of one or both of the Buildings, Tenant, at its sole cost and expense, may install identification signage anywhere on such full floor(s) of the Premises, including the elevator lobby of such full floor(s), provided that such signs are not visible from the exterior of either of the Buildings.

     23.2 Multi-Tenant Floor Tenants.  If Tenant occupies less than an entire
          --------------------------
floor which is part of the Premises, Tenant's identifying signage on such floor shall be provided by Landlord, at Tenant's sole cost and expense, and such signage shall comply with Landlord's building standard signage program and be subject to Landlord's approval.

     23.3 Building Directory.  Tenant shall be entitled to one (1) line per
          ------------------
each 1,000 rentable square feet of the Premises located in Building 1 on the Building directory in Building 1 to display Tenant's name and location in such Building. Tenant shall have the exclusive right to display Tenant's name and location and the names of Tenant's employees on the Building directory in Building 2.

     23.4 Prohibited Signage and Other Items.  Any signs, notices, logos,
          ----------------------------------
pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Except as provided in Section 23.5 below, Tenant may not install any signs on the exterior or roof of the Buildings or the common areas of the Buildings or the Real Property; provided, however, that subject to the approval of all applicable governmental entities, and in compliance with all applicable governmental laws and ordinances, Tenant shall be permitted to place its logo on the roof of Building 2 (the "Fly-Over Sign") as to provide a "fly-over" view, with the exact location and specifications for such sign to be mutually approved by Landlord and Tenant. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Buildings), or other items visible from the exterior of the Premises or Buildings are subject to the prior approval of Landlord, in its sole discretion.

     23.5 Monument Signage.  Subject to the approval of all applicable
          ----------------
governmental entities, and compliance with all applicable governmental laws and ordinances, and the terms of Section 23.5.1 below, Landlord shall, at Landlord's sole cost and expense, construct a signage monument (the "Third Avenue Monument") to be located on Third Avenue at the main entrance to the Real Property, the exact location and specifications of which shall be designated by Landlord. Tenant shall have the non-exclusive right to place its logo and its name, "Inktomi," on one strip of the Monument ("Tenant's Third Avenue Monument Sign"), but Tenant's Third Avenue Monument Sign shall be in the top location of any tenant signage located on the Third Avenue Monument. Subject to the approval of all applicable governmental entities, and compliance with all applicable governmental laws and ordinances, and the terms of Section 23.5.1 below, Landlord shall, at Landlord's sole cost and expense, construct a signage monument (the "Plaza Monument") in the plaza area between Building 1 and Building 2, the exact location and specifications of which shall be designated by Landlord; the Plaza Monument may consist of a single monument or two separate monuments, with one of such monuments (or one-half of the Plaza Monument if constructed as a single monument) to be designated for Building 1, and the other of such monuments (or the other one-half of the Plaza Monument if constructed as a single monument) to be designated for Building 2. The portion of the Plaza Monument designated for Building 1 shall be referred to herein as the "Plaza 1 Monument", and the portion of the Plaza Monument designated for Building 2 shall be referred to herein as the "Plaza 2 Monument". Tenant shall have the right to place its logo and its name, "Inktomi," on the Plaza 2 Monument ("Tenant's Plaza 2 Monument Sign"), which shall be the only tenant identification sign located on the Plaza 2 Monument. Tenant shall have no right to place any identification signage on the Plaza 1 Monument unless and until Tenant leases three (3) full floors of Building 1, in which event Tenant shall have the non-exclusive right to place its logo and its name, "Inktomi," on one strip of the Plaza 1 Monument ("Tenant's Plaza 1 Monument Sign"). Subject to the approval of all applicable governmental entities, and compliance with all applicable governmental laws and ordinances, and the terms of Section 23.5.1 below, Landlord shall, at Landlord's sole cost and expense, construct an additional signage monument for Building 2 (the "Building 2 Monument") facing the Freeway 92, the exact location and specifications of which shall be mutually agreed to by Tenant and Landlord (but shall be as close to the Freeway 92 as reasonably possible). Tenant shall have the right to place its logo and its name, "Inktomi," on the Building 2 Monument ("Tenant's Building 2 Monument Sign") which shall be the only tenant identification sign located thereon. The Third Avenue Monument, the Plaza Monument and the Building 2 Monument shall hereafter collectively be referred to as the "Monuments". Tenant's Third Avenue Monument Sign, Tenant's Plaza 2 Monument Sign, Tenant's Plaza 1 Monument Sign, if any, and Tenant's Building 2 Monument Sign shall hereafter collectively be referred to as "Tenant's Monument Signs." The approximate locations of the Monuments are depicted on the Site Plan for the Real Property which is attached to this Lease as Exhibit A-1. The
                                                              -----------
specifications for Tenant's Monument Signs shall be subject to Landlord's approval. Tenant's Monument Signs, and Fly-Over Sign described in Section 23.4 above, shall be installed by Landlord at the sole cost and expense of Tenant. Tenant's rights with respect to the Monuments and Tenant's Monument Signs contained in this Section 23.5, and Tenant's right to the Fly-Over Sign in
Section 23.4 above, are personal to the Original Tenant and may not be transferred by the Original Tenant or used by anyone else, except that (i) Tenant shall have the right to transfer all, but not less than all, of Tenant's rights with respect to the Monuments and Tenant's Monument Signs contained in this Section 23.5, and Tenant's right to the Fly-Over Sign in Section 23.4 above to an Affiliate (as defined in Section 14.7 above) in connection with Tenant's assignment of its entire interest in this Lease to such Affiliate pursuant to
Section 14.7 or to any assignee that would qualify as an Affiliate but for the financial criteria set forth in Section 14.7.3 above, (ii) Tenant shall have the right to transfer its rights, if any, with respect to the Tenant's Plaza 1 Monument Sign to a transferee which subleases from Tenant at least three (3) full floors of the Premises located in Building 1 pursuant to (and only during the term of) a sublease approved by Landlord pursuant to Article 14, and (iii) Tenant shall have the right to transfer its rights with respect to Tenant's

Plaza 2 Monument Sign to each transferee which subleases two (2) or more full floors of Building 2 pursuant to (and only during the term of) a sublease approved by Landlord pursuant to Article 14 (and if there are more than one transferee pursuant to this clause (iii), each such transferee shall be entitled to place its name and logo on Tenant's Plaza 2 Monument Sign), but any such transfer of signage rights set forth in clauses (i), (ii) and (iii) hereinabove shall be subject to Landlord's reasonable approval of the name and logo change on Tenant's Monument Signs (and the logo on Tenant's Fly-Over Sign) to reflect the identity of such Affiliate or other transferee(s). If Tenant changes the name of its company from Inktomi to another name, Tenant shall have the right, at Tenant's sole cost and expense, to change the name on Tenant's Monument Signs to reflect such new name as long as Landlord reasonably approves of such name change.

          23.5.1 Maintenance of Monument by Landlord.  After the Monuments have
                 -----------------------------------
been constructed and Tenant's Third Avenue Monument Sign has been installed, Tenant shall promptly pay to Landlord an amount equal to the product of (i) Landlord's costs for maintenance, insurance, utilities and repair of the Third Avenue Monument and Tenant's Third Avenue Monument Sign, and (ii) the proportion which the strip(s) on the Third Avenue Monument occupied by Tenant's Third Avenue Monument Sign bears to the total number of strips occupied at any time on the Third Avenue Monument by other tenants. After the Plaza Monument has been constructed and Tenant's Plaza 2 Monument Sign has been installed, Tenant shall promptly pay to Landlord all of Landlord's costs attributable to the maintenance, insurance, utilities and repair of the portion of the Plaza Monument designated for Building 2 and Tenant's Plaza Monument Sign thereon. Tenant shall not be obligated to pay any costs attributable to the maintenance, insurance, utilities or repairs of the portion of the Plaza Monument designated for Building 1, unless and until Tenant's Plaza Monument 1 Sign has been installed thereon, in which event Tenant shall promptly pay to Landlord an amount equal to the product of (A) Landlord's cost for maintenance, insurance, utilities and repair of the portion of the Plaza Monument designated for Building 1 and Tenant's Plaza 1 Monument Sign thereon, and (B) the proportion which the strip on the portion of the Plaza Monument designated for Building 1 occupied by Tenant's Plaza 1 Monument sign bears to the total number of strips occupied by other tenants at any time on such portion of the Plaza Monument designated for Building 1. After the Building 2 Monument has been constructed and Tenant's Building 2 Monument has been installed, Tenant shall promptly pay to Landlord all of Landlord's costs for maintenance, insurance, utilities and repair of the Building 2 Monument and Tenant's Building 2 Monument Sign. Tenant shall promptly pay to Landlord all of Landlord's costs for maintenance, insurance and repair of Tenant's Fly-Over Sign.

          23.5.2 Removal of Signs.  Upon the expiration or earlier termination
                 -----------------
of this Lease, Tenant shall, at Tenant's sole cost and expense, cause all of Tenant's Monument Signs and Tenant's Fly-Over Sign to be removed from the Monuments and the roof of Building 2, as applicable, and repair any damage to the Monument Signs and the roof of Building 2 resulting from such removal.

     23.6 Building 2 Exterior Signage.  To the extent that Tenant shall obtain
          ---------------------------
all governmental approvals for same, Tenant shall have the exclusive right to install, at Tenant's cost, one (1) sign displaying Tenant's logo and Tenant's name, "Inktomi," on either the top of or at the eyebrow level of the exterior of Building 2 on a side of Building 2 facing the 92 Freeway, as shall be designated by Landlord (the "Building Exterior Signage"). The graphics, materials, color, design, lettering, lighting, size, specifications, manner of affixing and exact location of the Building Exterior Signage shall be subject to Landlord's reasonable approval. If Tenant changes its corporate logo or name, Tenant shall have the right, at Tenant's sole cost and expense, to change the logo on the Building Exterior Signage to reflect such new logo or name as long as Landlord reasonably approves of such change in logo or name. Tenant shall pay for all costs and expenses related to the Building Exterior Signage, including, without limitation, costs of the design, construction, installation, maintenance, insurance, utilities, repair and replacement of the Building Exterior Signage. Tenant shall install and maintain the Building Exterior signage in compliance with all laws and subject to the applicable provisions of Articles 7 and 8 above.

          23.6.1 Transferability.  The rights to the Building Exterior Signage
                 ---------------
are personal to the Original Tenant and may not be transferred by the Original Tenant or used by anyone else, except that Tenant shall have the right to transfer Tenant's rights to the Building Exterior Signage to an Affiliate (as defined in Section 14.7 above) in connection with Tenant's assignment of its entire interest in this Lease to such Affiliate pursuant to Section 14.7 or to any assignee that would qualify as an Affiliate but for the financial criteria set forth in Section 14.7.3 above, but any such transfer of signage rights pursuant to this Section 23.6.1 shall be subject to Landlord's reasonable approval of the logo and name change on the Building Exterior Signage to reflect the identity of such Affiliate or other transferee.

          23.6.2 Maintenance/Removal.  Should the Building Exterior Signage
                 -------------------
require maintenance, repairs or replacement as determined in Landlord's reasonable judgment, Landlord shall have the right to provide written notice thereof to Tenant and Tenant shall cause such repairs, replacement and/or maintenance to be performed within ten (10) days after receipt of such notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs, replacement and/or maintenance are reasonably expected to require longer than ten (10) days to perform, Tenant shall commence such repairs, replacement and/or maintenance within such ten (10) day period and shall diligently prosecute such repairs, replacement and maintenance to completion. Should Tenant fail to perform such maintenance, repairs or replacement within the periods described in the immediately preceding sentence, Landlord shall have the right to cause such work to be performed and to charge Tenant as Additional Rent for the costs of such work including interest at the Interest Rate as such term is defined in Article 25 below. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause the Building Exterior Signage to be removed, and Tenant shall repair all damage occasioned thereby and restore the affected areas to their original condition prior to the installation of Building Exterior Signage. If Tenant fails to remove such signage, and repair and restore the affected areas as provided in the immediately preceding sentence, within ten (10) days following the expiration or earlier termination of this Lease, then Landlord may perform such work, and all costs and expenses incurred by Landlord in so performing such work shall be reimbursed by Tenant to Landlord within ten (10) days after Tenant's receipt of invoice therefor including interest at the Interest Rate. The immediately preceding sentence shall survive the expiration or earlier termination of this Lease. Tenant shall be responsible for maintaining insurance on the Building Exterior Signage as part of the insurance required to be carried by Tenant pursuant to Section 10.3.2 above.

                                  ARTICLE 24


                              COMPLIANCE WITH LAW

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Systems and Equipment of the Buildings unless the making of such structural changes or changes to the Systems and Equipment are a result of Tenant's Alterations or Tenant's manner of use of the Premises (as distinguished from general office use). Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations insofar as the same pertain to Tenant's use of or Alterations to the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                  ARTICLE 25


                                 LATE CHARGES

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after notice from Landlord that said amount is past due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due or in the case of a delinquent installment of Base Rent, two percent (2%) of the delinquent amount; provided, however, that if Landlord has given Tenant one (1) such delinquency notice in the preceding twelve (12) month period, then the late charge shall be imposed for any subsequent delinquent payment of Rent by Tenant, without requirement of any notice or cure period. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid when they are due shall thereafter bear interest until paid at a rate (the "Interest Rate") equal to the lower of
(i) the then-current prime interest rate as such rate is announced by The Wall Street Journal plus two (2) percentage points, or (ii) the highest rate permitted by applicable law.

                                  ARTICLE 26


             LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

     26.1 Landlord's Cure.  All covenants and agreements to be kept or
          ---------------
performed by a party under this Lease shall be performed at its sole cost and expense (except as otherwise expressly provided in this Lease) and in the case of Tenant without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 Tenant's Reimbursement.  Except as may be specifically provided to
          ----------------------
the contrary in this Lease, Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations reasonably incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures reasonably made and obligations reasonably incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended where Landlord is the prevailing party in such collection or enforcement actions. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                  ARTICLE 27


                               ENTRY BY LANDLORD

     Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or mortgagees, or to the ground or underlying lessors and, during the last twelve (12) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Buildings if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Buildings Landlord is required to perform under this Lease. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform regularly scheduled services required of Landlord; and (B) perform any covenants of Tenant which Tenant fails to perform. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. Notwithstanding anything to the contrary set forth in this Lease, Landlord agrees to use commercially reasonable efforts to minimize interference with

Tenant's use of and access to the Premises as a result of Landlord's exercise of its entry rights under this Article 27.

                                   ARTICLE 28


                                 TENANT PARKING

     Tenant shall have the right to use the number of undesignated parking spaces set forth in Section 11 of the Summary for parking in the Parking Facilities. Tenant shall not be charged any parking charges for the use of such undesignated parking spaces during the initial Lease Term, but Tenant shall be charged for the use of such undesignated parking spaces during the Option Term at the prevailing parking rates, if any, charged by Landlord from time-to-time for parking in the Parking Facilities. Tenant shall abide, and cause its employees and visitors who utilize the Parking Facilities to abide, by the Parking Rules and Regulations attached hereto as Exhibit F, as may be modified
                                                 ---------
by Landlord from time to time. Landlord specifically reserves the right to change the location, size, configuration, design, layout and all other aspects of the Parking Facilities at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Facilities for purposes of permitting or facilitating any such construction, alteration or improvements; provided, however, that Landlord shall not reduce the number of Tenant's parking spaces on a permanent basis below the minimum number set forth in the Summary and Landlord shall act reasonably to avoid or minimize any disruption to Tenant's use of Tenant's allotted parking spaces in the Parking Facilities. The parking passes provided to Tenant pursuant to this Article 28 are provided solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.
Notwithstanding anything to the contrary set forth in this Article 28, in the event that Landlord shall provide a tenant or tenants of Building 1 with reserved parking spaces, then Landlord shall offer to lease to Tenant up to the same ratio of reserved parking spaces per rentable square foot of the Premises in Building 1 at the lowest ratio of reserved parking spaces per rentable square feet of space that Landlord has leased to such other tenants, and upon the same terms and conditions as Landlord shall lease such reserved parking spaces to
such other tenants.   For example, if Landlord leases five (5) reserved parking
spaces to ABC tenant and ABC tenant leases 30,000 rentable square feet (i.e., one parking space per 6,000 rentable square feet) and Landlord leases six (6) reserved parking spaces to XYZ tenant and XYZ tenant leases 60,000 rentable square feet (i.e., one parking space per 10,000 rentable square feet), because the ratio of 1:6,000 is lower than 1:10,000, Tenant shall be entitled to lease up to one (1) reserved parking space for each 6,000 rentable square feet in the Premises located in Building 1 (i.e., 8 reserved parking spaces based upon Tenant's initially leasing 46,310 rentable square feet in Building 1). Tenant acknowledges that Landlord may permit any proposed restaurant user of the pad area located adjacent to the Real Property depicted as Parcel 2 on Exhibit A-1
                                                                   -----------
to have its customers park in the Parking Facilities during the evenings on weeknights (i.e., after 4:00 p.m.), and at all times on weekends and Holidays, and Tenant agrees to permit such restaurant customers to use Tenant's parking spaces in the Parking Facilities during such hours and at such times; provided, however, that any expense incurred by Landlord directly in connection with the restaurant's customers' use of the Parking Facilities shall not be charged to Tenant as an Operating Expense.

                                   ARTICLE 29


                            MISCELLANEOUS PROVISIONS

     29.1 Terms.  The necessary grammatical changes required to make the
          -----
provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

     29.2 Binding Effect.  Each of the provisions of this Lease shall extend to
          --------------
and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     29.3  No Air Rights.  No rights to any view or to light or air over any
           -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Buildings, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.4  Memorandum of Lease.  Landlord and Tenant hereby acknowledge that
           -------------------
Landlord is in the process of obtaining a lot line adjustment so that the legal description of the Real Property shall be that which is substantially similar to that which is set forth on Exhibit A to Exhibit H attached hereto. After such
                           ---------    ---------
lot line adjustment and the legal description are finalized and Landlord and Tenant shall, if necessary, attach a revised legal description in accordance with such lot line adjustment as Exhibit A to Exhibit H, Landlord and Tenant
                                 ---------    ---------
shall execute, acknowledge and deliver to the other a short form memorandum of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises, the Lease Term, Tenant's rights of first offer, Tenant's option to extend the Lease Term and Tenant's option and rights to purchase the Real Property. Such memorandum of Lease shall be in substantially the form of Exhibit H attached hereto, subject to the modification
                          ---------
described above in this Section 29.4. Notwithstanding the foregoing to the contrary, Landlord shall not be obligated to execute or deliver such memorandum of Lease unless Tenant concurrently delivers to Landlord a duly executed and acknowledged quitclaim deed in a commercially reasonable form to be held by Landlord until this Lease expires or is sooner terminated. Landlord represents, warrants and covenants to Tenant that Landlord will not record such quitclaim deed until the expiration or sooner termination of the Lease Term.

     29.5  Transfer of Landlord's Interest.  Tenant acknowledges that Landlord
           -------------------------------
has the right to transfer all or any portion of its interest in the Real Property, the Buildings and/or this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall be released from all liability under this Lease arising after the effective date of such transfer provided such obligations are expressly assumed by the transferee, and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder arising after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and Buildings and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.6  Prohibition Against Recording.  Except as provided in Section 29.4 of
           -----------------------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     29.7  Landlord's Title.  Landlord's title is and always shall be paramount
           ----------------
to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord beyond such encumbrances as are created by this Lease.

     29.8  Captions.  The captions of Articles and Sections are for convenience
           --------
only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.9  Relationship of Parties.  Nothing contained in this Lease shall be
           -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     29.10 Application of Payments.  Landlord shall have the right to apply
           -----------------------
payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     29.11 Time of Essence.  Time is of the essence of this Lease and each of
           ---------------
its provisions.

     29.12 Partial Invalidity.  If any term, provision or condition contained
           ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.13 No Warranty.  In executing and delivering this Lease, neither
           -----------
Landlord nor Tenant has relied on any representation or any warranty or any statement of the other party which is not set forth herein or in one or more of the exhibits or riders attached hereto.

     29.14 Landlord Exculpation.  It is expressly understood and agreed that
           --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Real Property, or any consideration received upon the transfer thereof, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     29.15 Entire Agreement.  It is understood and acknowledged that there are
           ----------------
no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease (including the exhibits and riders which are attached hereto and constitute an integral part of this Lease) and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

     29.16 Right to Lease.  Landlord reserves the absolute right to effect such
           --------------
other tenancies in the Buildings as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Real Property; provided, however, that such tenancies shall be consistent with first-class office use. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Real Property.

     29.17 Force Majeure.  Any prevention, delay or stoppage due to strikes,
           -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions or inactions, including, without limitation, any delays in obtaining permits or approvals from the applicable governmental authorities, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed on Tenant under the Tenant Work Letter or with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, or monetary amounts required to be paid by Landlord pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     29.18 Consent and Approvals.  Any time the consent of Landlord or Tenant
           ---------------------
is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed, and whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or other determination, Landlord and Tenant shall act reasonably and in good faith. Notwithstanding the foregoing, (i) Landlord shall be entitled to grant or withhold its consent or exercise its discretion in its sole and absolute discretion with respect to (A) matters which could affect the exterior appearance of Building 1 or Building 2, (B) matters covered by Article 19 of this Lease, or (C) matters which could have an adverse effect on the structure of Building 1 while Tenant is leasing less than fifty percent (50%) of the rentable area of Building 1, and (ii) Landlord and Tenant shall grant or withhold its consent or exercise its discretion with respect to matters for which there is a standard of consent or discretion specifically set forth in this Lease in accordance with such specific standards.

     29.19 Notices.  All notices, demands, statements or communications
           -------
(collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

     29.20 Joint and Several.  If there is more than one Tenant, the
           -----------------
obligations imposed upon Tenant under this Lease shall be joint and several.

     29.21 Authority.  If Tenant is a corporation or partnership, each
           ---------
individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Real Property is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     29.22 Attorneys' Fees.  If either party commences litigation against the
           ---------------
other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

     29.23 Governing Law.  This Lease shall be construed and enforced in
           -------------
accordance with the laws of the state in which the Real Property is located.

     29.24 Submission of Lease.  Submission of this instrument for examination
           -------------------
or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.25 Brokers.  Landlord and Tenant hereby warrant to each other that they
           -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

     29.26 Independent Covenants.  This Lease shall be construed as though the
           ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair Tenant's express rights as stated elsewhere in this Lease or the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Buildings, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

     29.27 Building Name and Signage.  Landlord shall have the right at any
           -------------------------
time to change or designate the name of Building 1 and the Real Property and to install, affix and maintain any and all signs on the exterior of the Real Property and on the exterior and interior of Building 1; provided, however, that in the event that Tenant leases from Landlord more than fifty percent (50%) of the total rentable square feet of Building 1, Landlord shall have no right to name Building 1 after another tenant of Building 1.

     29.28 Transportation Management.  If required by law, Landlord and Tenant
           -------------------------
shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Real Property, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy;
(iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Real Property or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

     29.29 Use of Outdoor Area.  Landlord shall cooperate with Tenant to create
           -------------------
an area in the plaza area outside of Building 2 for Tenant to use from time to time for informal social gatherings of Tenant's employees; provided, however,
that Tenant's use of such area shall be subject to:   (i) Landlord's reasonable
rules and regulations which govern the use of same, (ii) the applicable provisions of this Lease, including, without limitation, Article 10 and (iii) other tenants' rights to use same.

     29.30 Landlord's Construction.  Tenant acknowledges that during the Lease
           -----------------------
Term, Landlord will be completing construction of various portions of the Buildings and Real Property, including without limitation tenant improvements for premises for other tenants (collectively, the "Construction"). In connection with such Construction, Landlord may, among other things, erect scaffolding or other necessary structures in the Buildings, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Buildings, which work may create noise, dust or leave debris in the Buildings. Tenant hereby agrees that such Construction and Landlord's actions in connection with such Construction shall in no way constitute a constructive eviction of Tenant nor (except as provided in Section 6.5) entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Construction, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Construction or Landlord's actions in connection with such Construction, or for any inconvenience or annoyance occasioned by such Construction or Landlord's actions in connection with such Construction; provided, however, that Landlord agrees to use commercially reasonable efforts to minimize interference with Tenant's use of and access to the Premises as a result of such Construction.

     29.31  Satellite Dish and Generator.
            ----------------------------

            29.31.1 Landlord hereby agrees that Tenant shall have the nonexclusive right at Tenant's sole cost and expense and subject to the provisions of this Section 29.31, to install: (i) one (1) or more satellite dishes (individually and collectively, the "Satellite Dish") on the roof of Building 2 in a location or locations and within the screened area thereon designated by Landlord; and (ii) one (1) back-up emergency generator for Building 2 in a location to be designated by Landlord (which location shall be referred to herein as the "Generator Site"), which generator shall be of such size and specifications, and include such platforms, fencing, sheds and other related materials and equipment, as shall be approved by Landlord prior to installation (collectively, the "Emergency Generator"). In addition, Tenant shall have the right, subject to available capacity of Building 2, to install such connection equipment, such as conduits, cables, risers, feeders and materials (collectively, the "Connecting Equipment") in the shafts, ducts, conduits, chases, utility closets and other facilities of Building 2 as is reasonably necessary to connect each Satellite Dish and the Emergency Generator to Tenant's other machinery and equipment in the Premises located within Building 2, subject however, to the provisions of Section 29.31.2, below, and subject to the availability of vertical riser and feeder excess capacity; provided, however, that Tenant's right to the available capacity of Building 2 shall be prior to the rights of other tenants to such capacity. Tenant shall also have the right of access, consistent with Section 29.31.4, below, to the areas where any such Connecting Equipment is located for the purposes of maintaining, repairing, testing and replacing the same. In connection with and as additional consideration to Landlord for the rights granted to Tenant pursuant to the terms of this Section 29.31, Tenant shall pay to Landlord, as Additional Rent, a monthly amount equal to $750.00 per each Satellite Dish installed (collectively, the "Satellite Rent"). The Satellite Rent shall be due at the same time and in the same manner as Base Rent.

            29.31.2 The installation of each Satellite Dish, Emergency Generator and related Connecting Equipment (hereby referred to together and/or separately as the "Special Equipment") shall be performed in accordance with and subject to the provisions of Article 8 of this Lease, including, without limitation, Tenant's obligation to obtain Landlord's prior consent to the size and other specifications of the Special Equipment; provided, however, in no event shall any Satellite Dish be of such size as to exceed the height of the screening to be installed by Landlord on the roof of Building 2 or otherwise not be fully screened from view by such screening. The Special Equipment shall be treated for all purposes of this Lease as if the same were Tenant's property. For the purposes of determining Tenant's obligations with respect to its use of the Generator Site and the roof of Building 2 herein provided, the portion of the roof of Building 2 affected by the Special Equipment and the Generator Site shall be deemed to be a portion of Tenant's Premises; consequently, all of the provisions of this Lease with respect to Tenant's obligations hereunder shall apply to the installation, use and maintenance of the Special Equipment, including without limitation, provisions relating to compliance with requirements as to insurance, indemnity, repairs and maintenance, and compliance with laws. Landlord shall have no obligation with regard to the affected portion of the roof, the Generator Site or the Special Equipment except as provided in this Section 29.31.

            29.31.3 It is expressly understood that Landlord retains the right to grant third parties the right to utilize any portion of the roof of Building 2 or the Generator Site not utilized by Tenant and to use the portion of the roof of Building 2 and the Generator Site on which the Special Equipment is located for any purpose whatsoever, provided in each event that Tenant shall have reasonable access to, and Landlord and such third party's use of the roof and/or the Generator Site shall not unduly interfere with Tenant's use of, the Special Equipment.

            29.31.4 Tenant shall install, use, maintain and repair the Special Equipment so as not to damage or interfere with the operation of the Buildings or the Systems and Equipment or any other communications or similar equipment located in or on the Buildings or Real Property; and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, costs, damages, expenses and liabilities (including attorney's fees) arising out of Tenant's failure to comply with the provisions of this Section 29.31.4, but such indemnity shall not apply to the extent of any damage to property which is covered by insurance Landlord maintains or is required to maintain pursuant to this Lease.

            29.31.5 Landlord shall not have any obligations with respect to the Special

Equipment or compliance with any requirements relating thereto nor shall Landlord be responsible for any damage that may be caused to the Special Equipment except to the extent caused by the gross negligence or willful misconduct of Landlord and not insured or required to be insured by Tenant under this Lease. Landlord makes no representation that the Satellite Equipment will be able to receive or transmit communication signals without interference or disturbance or that the Emergency Generator will be able to supply sufficient power to the Premises, and Tenant agrees that Landlord shall not be liable to Tenant therefor; however, Landlord agrees to use reasonable efforts to correct or cause a correction of any unreasonable interference or disturbance with Tenant's Satellite Equipment attributable to the use of other antennae on Building 2 by Landlord or other tenants.

            29.31.6 Tenant, at Tenant's sole cost and expense, shall paint the Special Equipment in such color(s) as Landlord shall reasonably determine and shall maintain such equipment and install such fencing and other protective equipment on or about the Special Equipment as Landlord may reasonably determine.

            29.31.7 Tenant shall (i) be solely responsible for any damage caused as a result of the Special Equipment, (ii) promptly pay any tax, license or permit fees charged pursuant to any requirements in connection with the installation, maintenance or use of the Special Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and
(iii) make necessary repairs, replacements to or maintenance of the Special Equipment.

            29.31.8 Tenant shall not use any Hazardous Materials in connection with the Special Equipment, except that Tenant may use fuel stored within the Emergency Generator as necessary for the operation thereof, as long as such fuel is kept, maintained and used in accordance with all applicable laws and the highest safety standards for such use, and so long as such fuel is always stored within the Emergency Generator and is not used or stored in any area outside of the Emergency Generator. Tenant shall promptly, at Tenant's expense, take all investigatory and all remedial action required by applicable laws and reasonably recommended by Landlord, whether or not formally ordered or required by applicable laws, for the cleanup of any spill, release or other contamination of the Satellite Site, the Generator Site and/or the Real Property caused or contributed to by Tenant's use of the Special Equipment (including, without limitation, the fuel for the Emergency Generator), or pertaining to or involving any such fuel or other Hazardous Materials brought onto the Satellite Site and/or Generator Site during the Lease Term by Tenant or any of Tenant's agents, employees, contractors, licensees or invitees. Tenant shall indemnify, defend and hold Landlord and the Landlord Parties harmless from and against any and all loss of rents, damages, losses, liabilities, judgments, claims, expenses, penalties and attorneys' and consultants' fees arising out of or involving any Hazardous Materials brought onto the Satellite Site and/or Generator Site by or for Tenant. Tenant's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant or any of Tenant's agents, employees, licensees or invitees, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

            29.31.9 Tenant's Emergency Generator shall be routinely tested and inspected by a qualified contractor selected by Tenant and approved by Landlord, at Tenant's expense, in accordance with testing and inspection service contracts approved by Landlord. Tenant will provide Landlord with copies of certificates and other documentation related to the testing of the Emergency Generator. Testing hours are restricted, however, to those specific hours set and determined by Landlord from time to time.

            29.31.10 If any of the conditions set forth in this Section 29.31 are not complied with by Tenant, then without limiting Landlord's rights and remedies it may otherwise have under this Lease, Tenant shall, upon written notice from Landlord, have the option either to (i) immediately discontinue its use of the Special Equipment, remove the same, and make such repairs and restoration as required under Section 29.31.9 below, (ii) reposition the Special Equipment to a location designated by Landlord if Landlord elects to permit such repositioning, and make such repairs and restorations as required under Section
29.31.9 below, or (iii) correct such noncompliance within thirty (30) days after receipt of notice. If Tenant fails to correct noncompliance within thirty (30) days after receipt of notice, then Tenant shall immediately discontinue its use of the Special Equipment and remove the same.

            29.31.11 Upon the expiration of the Lease Term or upon any earlier termination of this Lease, Tenant shall, subject to the reasonable control of and direction from Landlord, remove the Special Equipment, repair and damage caused thereby, and restore the roof and other facilities of Building 2 and the Generator Site to their condition existing prior to the installation of the Special Equipment.

            29.31.12 Tenant's rights under this Section 29.31 shall be personal to the Original Tenant and may only be utilized by the Original Tenant and any assignee to which Tenant's entire interest in this Lease has been assigned pursuant to Article 14.7 above (and may not be exercised or utilized by any other person or entity, including any sublessee or other transferee of the Original Tenant's interest in this Lease or the Premises).

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                              "Landlord":

                              WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

                              By:  Legacy Partners Commercial, Inc., as agent
                                    and manager for Landlord

                                    By: /s/ D. Allen Palmer
                                       --------------------------------------
                                    Name:  D. Allen Palmer
                                    Its:  Senior Vice President



                              "Tenant":

                              INKTOMI CORPORATION, a Delaware corporation

                              By: /s/ David C. Peterschmidt
                                 --------------------------------------------
                                 Name:  David C. Peterschmidt
                                 Its:   Chief Executive officer

                              By: /s/ Jerry M. Kennelly
                                 --------------------------------------------
                                 Name:  Jerry M. Kennelly
                                 Its:   Chief Financial Officer

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF SAN MATEO     )


     On October 12, 1998, before me, Mayrose P. Munar, a Notary
Public in and for said state, personally appeared Jerry Kennelly, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                       /s/ Mayrose P. Munar
                    --------------------------------------------
                         Notary Public in and for said State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SAN MATEO    )

     On October 12, 1998, before me, Mayrose P. Munar, a Notary
Public in and for said state, personally appeared David Peterschmidt, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                       /s/ Mayrose P. Munar
                    --------------------------------------------
                         Notary Public in and for said State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SAN FRANCISCO)

     On October 12, 1998, before me, Stephanie C. Wong, a Notary
Public in and for said state, personally appeared D. Allen Palmer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                        /s/ Stephanie C. Wong
                    --------------------------------------------
                         Notary Public in and for said State

                                   EXHIBIT A
                                   ---------

                                 BAYSIDE TOWERS
                                 --------------

                       OUTLINE OF FLOOR PLAN OF PREMISES

                                  EXHIBIT A-1
                                  -----------

                                 BAYSIDE TOWERS

                           SITE PLAN OF REAL PROPERTY

                 [THE SITE PLAN WILL ALSO SHOW THE APPROXIMATE

                        LOCATION OF THE MONUMENT SIGNS]


                             EXHIBIT A-1 - Page 1

                                   EXHIBIT B
                                   ---------

                              TENANT WORK LETTER
                              ------------------

     This Tenant Work Letter (the "Tenant Work Letter") supplements the Office Lease (the "Lease") executed concurrently herewith by and between the Landlord and Tenant, covering certain premises described in the Lease (the "Premises"). All terms not defined herein shall have the same meaning as set forth in the Lease.

                                   SECTION 1
                                   ---------

                     LANDLORD'S CONSTRUCTION OF THE PROJECT
                     --------------------------------------

     1.1  Landlord's Construction of the Project.  Landlord shall construct, at
          --------------------------------------
Landlord's sole cost and expense, through its contractor, the base, shell, and core of each of the Buildings and the base, shell and core of each of the floors in such Buildings on which the Premises are located, as described in Section 1.2
                                                                     -----------
below (collectively, the "Base, Shell and Core"), the Parking Facilities, the pedestrian bridge to the San Francisco Bay and the other common areas of the Real Property described in Section 1.1 of the Lease (collectively the "Project"), substantially in accordance with those certain plans and specifications for the Project listed on Schedule 1 attached hereto (copies of
                                         ----------
which have been delivered to Tenant) (collectively, the "Project Plans") as such Project Plans may be revised by Landlord from time to time without Tenant's prior consent. Notwithstanding the foregoing, with respect to material changes to the Project Plans which are not required by the applicable governmental authorities and which (i) affect the exterior of the Buildings, or (ii) would materially increase the cost of the Tenant Improvements or materially delay Tenant's construction of the Tenant Improvements, Tenant shall have the right to reasonably approve such changes within five (5) business days after Landlord's request therefor; provided, however, that Tenant's failure to timely object to such changes shall be deemed to be Tenant's approval thereof. Landlord shall provide Tenant with a copy of any such revised Project Plans following completion of same. Landlord shall cause the Project to be constructed in a first-class manner and in compliance with all applicable laws and building codes (collectively, the "Code"), and the requirements stated in clauses (ii) and
(iii) of Section  4.2.3 below.
         --------------

     1.2  Base, Shell and Core.  The Base, Shell and Core shall consist of those
          ----------------
items identified as Base, Shell and Core items on the Project Plans (except for those items listed on Schedule 2 attached hereto) and shall be constructed substantially in accordance with the Project Plans. Landlord hereby represents and warrants to Tenant that Landlord has obtained all required governmental approvals and permits for the construction of the Base, Shell and Core shown on the Project Plans, except that Landlord has not obtained governmental approval for occupancy or final sign-off. Notwithstanding the fact that the Project Plans reflect that electrical service to each electrical closet on each floor of the Premises is 2,000 fully rated amps, electrical service to each electrical closet on each floor of the Premises shall be modified to be 2,500 fully rated amps and such additional amps shall be provided by Landlord at Landlord's sole cost and expense.

     1.3  Delivery of Possession.  Landlord shall construct the Base, Shell and
          ----------------------
Core and deliver possession of the Premises to Tenant to commence construction of the Tenant Improvements for the Premises following the date (the "Access Condition Date") the Base, Shell and Core is in the Access Condition (as defined below). For purposes hereof, the "Access Condition" for the Base, Shell and Core shall mean that the Base, Shell and Core work shall be substantially in accordance with the Project Plans, subject to punch-list items and the items listed on Schedule 3, but only to a level and only with respect to those items as are reasonably necessary to permit Tenant to have access to the Premises to start construction of the Tenant Improvements without material interference with such construction or with Landlord's completion of the remaining Base, Shell and Core work. In connection with the foregoing, (i) Landlord shall not be obligated to substantially complete prior to the Access Condition Date any items of the Base, Shell and Core which can be constructed concurrently with Tenant's construction of the Tenant Improvements without such material interference (including, without limitation, the items listed on Schedule 3), and (ii) the definition of "Access Condition" of the Base, Shell and Core shall specifically exclude such items. Subject to and in accordance with Section 4.2.6 below, any
                                                       -------------

                              EXHIBIT B - Page 1
punch-list or other incomplete items of the Base, Shell and Core shall be diligently completed by Landlord following delivery of possession of the Premises to Tenant in the Access Condition.

     1.4  Tenant Termination Right.  Landlord shall endeavor to deliver
          ------------------------
possession of the Premises to Tenant with the Base, Shell and Core in the Access Condition on or before February 8, 1999, but Landlord shall not be liable to Tenant and Tenant shall have no right to terminate this Lease as a result of any delays in such delivery of possession of the Premises to Tenant; provided, however, if Landlord does not deliver possession of the Premises to Tenant with the Base, Shell and Core in the Access Condition on or before August 8, 1999 (the "Outside Date"), as such Outside Date shall be extended as a result of any Force Majeure delays (as defined in Section 29.17 of the Lease) for a period up to but no more than three (3) months and/or delays caused or contributed to by Tenant or any of Tenant's architects, agents, representatives, contractors, and/or employees, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord of such termination within ten (10) days after the Outside Date.

     1.5  Supplemental HVAC Equipment.  Notwithstanding anything to the contrary
          ---------------------------
set forth on the Project Plans, to the extent that the HVAC System currently shown on the Project Plans (the "Existing HVAC System") does not meet Tenant's reasonable requirements for heating and air conditioning in the portion of the Premises located in Building 2, Landlord will provide supplemental rooftop heating and air conditioning equipment, with shafts to the core (which in no event shall not exceed sixty (60) tons) (the "Supplemental Equipment") which, together with the Existing HVAC System, will fulfill Tenant's reasonable needs for heating and air conditioning; provided, however, that Tenant shall pay for
(i) one-half (1/2) the cost of any Supplemental Equipment that Tenant requires in addition to the Existing HVAC System, and (ii) Tenant shall pay for the cost to distribute the heating and air conditioning to the Premises from the Existing HVAC System and the Supplemental Equipment including, without limitation, the cost of design and content of the main loop for the Existing Equipment and the Supplemental Equipment (which contributions by Tenant may be paid out of the Allowances (as defined in Section 2.1.1 below)). Landlord shall pay for the Existing HVAC System but not the main loop thereof to the Premises or any other distribution thereof, and one-half the cost of the Supplemental Equipment but not the main loop thereof or any other distribution thereof to the Premises.
The installation of the Supplemental Equipment shall not be a part of the Base, Shell and Core and, if not completed by the date of the Substantial Completion of the Base, Shell and Core (as defined in Section 5.1 below), shall not delay the Commencement Date, except to the extent that Landlord and Tenant agree on the specifications and all other matters respecting the installation of the Supplemental Equipment on such date that will permit Landlord to reasonably complete the installation of the Supplemental Equipment prior to the Substantial Completion of the Base, Shell and Core.

                                   SECTION 2
                                   ---------

                              TENANT IMPROVEMENTS
                              -------------------

     2.1  Improvement Allowances.
          ----------------------

          2.1.1  Tenant Improvement Allowance.  Tenant shall be entitled to a
                 ----------------------------
one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of up to, but not exceeding, Thirty Dollars ($30.00) per rentable square foot of the Premises for the costs relating to the initial design (including, but not limited to, permitting, space planning, working drawings and engineering) and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"); provided, however, that Tenant (i) shall be required to use the portion of the Tenant Improvement Allowance attributable to the portion of the Premises located in Building 1 (i.e., $1,389,300.00) (the "Building 1 Portion") to pay for the Tenant Improvement Allowance Items (as such term is defined in Section 2.2 below) which
                                                        -----------
are incurred in connection with the construction of the Tenant Improvements for Building 1 (but Tenant shall have sole discretion in determining how to allocate the Building 1 Portion of the Tenant Improvement Allowance for the construction of the Tenant Improvements for Building 1), and (ii) shall not use the Building 1 Portion to pay for the Tenant Improvement Allowance Items which are incurred in connection with the construction of the Tenant Improvements for Building 2 (but Tenant shall have sole discretion in determining how to allocate the non-Building 1 Portion of the Tenant Improvement Allowance for the construction of the Tenant Improvements for Building 2). In no event shall Landlord be obligated to make disbursements pursuant to this

                              EXHIBIT B - Page 2

Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance (except as provided in Section 2.1.2 below regarding the Additional
                                 -------------
Allowance). The Tenant Improvement Allowance and any such Additional Allowance provided by Landlord to Tenant shall be sometimes referred herein as the "Allowances." All Tenant Improvements for which the Allowances have been made available shall be deemed Landlord's property under the terms of Section 8.3 of the Lease. Tenant shall not be entitled to receive, as a credit against rent or otherwise, any unused portion of the Allowances not used to pay for the Tenant Improvement Allowance Items. Notwithstanding the foregoing, in the event that
(A) Tenant does not use any portion of the Tenant Improvement Allowance prior to the Lease Commencement Date, and (B) Tenant elects to use such remaining portion of the Tenant Improvement Allowance within two (2) years after the Lease Commencement Date to pay for the cost of the Tenant Improvement Allowance Items for any Tenant Improvements constructed pursuant to a phased build-out within such two (2) year period, then Tenant may use such remaining portion of the Tenant Improvement Allowance on the terms and conditions of this Section 2;
                                                                 ---------
provided, however, that in the event Tenant does not use such remaining portion of the Tenant Improvement Allowance during such two (2) year period, Tenant shall waive its rights thereto.

          2.1.2  Additional Allowance.  If the cost of the Tenant Improvement
                 --------------------
Allowance Items exceeds the Tenant Improvement Allowance, then Landlord shall make available to Tenant, at Tenant's sole option, an "Additional Allowance" in the amount of up to, but not exceeding, Five Dollars ($5.00) per rentable square foot of the Premises to help Tenant pay for such excess costs. Provided that Tenant uses such Additional Allowance to pay for Tenant Improvement Allowance Items, Tenant may allocate such Additional Allowance to any portion of the Premises located in Building 1 and/or Building 2 as Tenant desires. Tenant shall notify Landlord of Tenant's election to receive the Additional Allowance within ten (10) business days after Landlord delivers to Tenant notice of Landlord's approval of the Cost Proposal pursuant to Section 4.2.1 below (or ten
                                                     -------------
(10) business days after Landlord's deemed approval of the Cost Proposal, as the case may be); provided, however, that in the event that Tenant does not inform Landlord that (i) Tenant does not want to receive all or any portion of the Additional Allowance or (ii) the amount of the Additional Allowance that Tenant wants to receive, then Tenant shall be deemed to have elected to receive the full amount of the Additional Allowance. If Tenant elects (or is deemed to elect, as the case may be) to receive all or any portion of the Additional Allowance, then the monthly installments of Base Rent payable by Tenant to Landlord during each month of the initial Lease Term as set forth in Section 8 of the Summary to the Lease shall increase by $0.015 per rentable square foot of the Premises per month for each $1.00 per rentable square foot of the Additional Allowance that Tenant elects to receive from Landlord. For example, if Tenant elects to receive one-half (1/2) of the Additional Allowance (i.e., $2.50 per rentable square foot of the Premises), then the Base Rent payable by Tenant shall increase by $0.0375 per rentable square foot per month. Notwithstanding the foregoing, in the event that (A) Tenant does not use all of the Additional Allowance prior to the Lease Commencement Date, and (B Tenant elects to use such remaining portion within two (2) years after the Lease Commencement Date to pay for the cost of the Tenant Improvement Allowance Items for any Tenant Improvements constructed pursuant to a phased build-out within such two (2) year period, then Tenant may use such remaining portion of the Additional Allowance on the terms and conditions set forth in this Section 2, except that any
                                              ---------
increase in the monthly installments of Base Rent as provided in the immediately two (2) preceding sentences with respect to such portion of the Additional Allowance which is funded after the Lease Commencement Date shall not commence until the date Landlord funds such portion of the Additional Allowance. If Tenant does not use such remaining portion of the Additional Allowance during such two (2) year period, Tenant shall waive its rights thereto.

     2.2  Disbursement of the Allowances.
          ------------------------------

          2.2.1  Tenant Improvement Allowance Items.  Except as otherwise set
                 ----------------------------------
forth in this Tenant Work Letter, the Allowances shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process as described below) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "Tenant Improvement Allowance Items"):

                 2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work
                                           -----------
Letter;

                              EXHIBIT B - Page 3

                 2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                 2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, contractors' fees and general conditions, testing and inspection costs, costs of trash removal and parking and hoists;

                 2.2.1.4 The cost of any changes in the Base, Shell and Core when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses reasonably incurred in connection therewith less the savings to Landlord, if any, as a result of such changes;

                 2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by the Code;

                 2.2.1.6  Sales and use taxes and Title 24 fees;

                 2.2.1.7  "Coordination Fee," as that term is defined in Section
                                                                         -------
4.2.2 of this Tenant Work Letter; and
-----

                 2.2.1.8 All other reasonable costs to be expended by Tenant in connection with the construction of the Tenant Improvements.

          2.2.2  Disbursement of Allowances.  During the construction of the
                 --------------------------
Tenant Improvements, Landlord shall make monthly disbursements of the Allowances for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows:

                 2.2.2.1  Monthly Disbursements.  No more than one (1) time per
                          ---------------------
calendar month during the construction of the Tenant Improvements, Tenant shall deliver to Landlord: (i) an application and certification for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter,
                                         -----------
approved by Tenant, in the form attached to this Tenant Work Letter as Schedule
                                                                       --------
5, showing the schedule, by trade, of percentage of completion of the Tenant
-
Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered
                   -------------
and materials delivered to the Premises; (iii) executed progress mechanic's lien releases from all of Tenant's Agents which shall be in the form attached to this Tenant Work Letter as Schedule 6 and shall otherwise comply with the appropriate provisions of California Civil Code Section 3262(d); and (iv) the completed California Preliminary Notice/Conditional and Unconditional Lien Master Listing in the form attached hereto as Schedule 7 (the items described in clauses (i) through (iv) are sometimes collectively referred to herein as "Tenant's Request For Payment"). Tenant's Request For Payment shall be deemed, as between Landlord and Tenant, Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's Request For Payment. Within thirty (30) days thereafter, Landlord shall deliver a check to Tenant made payable to Contractor or Tenant (but Landlord shall make such check payable to Tenant only in the case of Tenant Improvement Allowance Items for which satisfactory evidence of unconditional lien waivers have been supplied) in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the
        ---------------
aggregate amount of such retentions to be known as the "Final Retention"); and
(B) the balance of any remaining available portion of the Allowances (not including the Final Retention), provided that: (x) Landlord does not dispute any Request For Payment based on material non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.4 below or due
                                                        -----------
to any substandard work; and (y) if there is an Over-Allowance Amount required to be paid by Tenant pursuant to Section 4.2.1 below for such disbursement,
                                 -------------
Landlord shall only be required to make a disbursement equal to Landlord's pro rata share thereof and only after Tenant has paid its pro rata share thereof.
                            -----
For purposes hereof, Landlord's pro rata share for each such disbursement amount (including the Final Retention) shall equal the percentage resulting from dividing the Tenant Improvement Allowance plus any Additional Allowance elected to be received by Tenant, by the total cost of the Tenant Improvement Allowance Items as estimated in the Cost Budget delivered pursuant to Section 4.2.1 (as
                                                            -------------
may be revised from time to time), and Tenant's pro rata

                              EXHIBIT B - Page 4
share for each such disbursement amount shall equal the Over-Allowance Amount divided by such total cost of the Tenant Improvement Allowance Items. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's Request For Payment. In the event that Landlord disputes Tenant's Request For Payment as provided hereinabove, Landlord shall notify Tenant in writing, within five (5) days after Landlord receives Tenant's Request For Payment, of Landlord's dispute and the reasons therefor ("Landlord's Objection Notice"). Landlord and Tenant shall use commercially reasonable efforts to resolve such dispute within five
(5) days after Landlord's delivery of Landlord's Objection Notice to Tenant. In the event that Landlord and Tenant shall not resolve such dispute within such five (5) day period, Landlord and Tenant shall appoint an independent, California licensed architect mutually approved by Landlord and Tenant (the "Neutral Party") to resolve such dispute. Within ten (10) days after Landlord's receipt of the Neutral Party's decision, Landlord shall pay to Tenant the amount, if any, the Neutral Party determines Landlord owes to Tenant. Notwithstanding the foregoing, the Neutral Party's decision shall not be final
                                                                  ---
and binding on the parties and both parties shall have the right to pursue any remedies available to them at law or in equity, but neither party shall have the right to delay the completion of the construction of the Tenant Improvements in connection therewith.

                 2.2.2.2  Final Retention.  Subject to the provisions of this
                          ---------------
Tenant Work Letter, a check for the Final Retention (or Landlord's pro rata share thereof if there is an Over-Allowance Amount) payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Tenant Improvements, provided that: (i) Tenant delivers to Landlord properly executed mechanics lien releases in the form attached hereto as Schedule 8 and shall otherwise be in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4); (ii) Landlord has reasonably determined that no substandard work exists with respect to the Tenant Improvements which adversely affects the Systems and Equipment, the curtain wall of the Buildings, or the structure or exterior appearance of the Buildings; and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

                 2.2.2.3  Tenant's Right of Offset.  Notwithstanding anything
                          ------------------------
to the contrary set forth in this Tenant Work Letter or elsewhere in the Lease, in the event that (i) Landlord fails to deliver Landlord's Objection Notice and fails to timely deliver to Tenant the payment pursuant to Tenant's Request For Payment, (ii) Landlord fails to timely pay the amount, if any, the Neutral Party, if one is appointed, determined Landlord owes Tenant or (iii) Landlord fails to timely pay the Final Retention pursuant to Section 2.2.2.2 above and such failure shall continue for thirty (30) days following Landlord's receipt of Tenant's written notice thereof, then Tenant shall be entitled to (A) pay such amounts (provided Tenant obtains all appropriate lien releases with respect to any such amount prior to Tenant's payment thereof) and (B) deduct from Rent next payable by Tenant under this Lease the amount of such Request For Payment and/or the Final Retention, as the case may be, so paid by Tenant together with interest which shall have accrued on the amount of the Request For Payment and/or the Final Retention, as the case may be, so paid by Tenant during the period from and after the date such amount was paid by Tenant through and including the date that Tenant deducts from Rent such amount, at the Interest Rate. Notwithstanding the provisions of this Section 2.2.2.3, Landlord shall have the right to recover any sums that Tenant inappropriately offsets against Rent pursuant to this Section 2.2.2.3 by pursuing any remedies available to Landlord under this Lease, at law and/or in equity, but only where Tenant fails to refund the sums inappropriately offset (with interest thereon from the date of offset until the date of payment to Landlord at the Interest Rate) within thirty (30) days after the entry of a final judgment of a court of competent jurisdiction establishing the existence and amount of such inappropriate offset.

     2.3  Standard Tenant Improvement Package.  Landlord has established
          -----------------------------------
specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"), which Specifications are attached hereto as Schedule 9. Tenant shall have the right, subject to
                   ----------
Landlord's reasonable approval, to use components which differ from those included in the Standard Improvement Package in the construction of the Tenant Improvements. In addition, notwithstanding the Specifications, Tenant shall have the right to install in certain parts of the Premises an open ceiling, the exact locations of which shall be reasonably approved by Landlord.

                              EXHIBIT B - Page 5

Subject to the foregoing qualification, the quality of the Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications.

                                   SECTION 3
                                   ---------

                             CONSTRUCTION DRAWINGS
                             ---------------------

     3.1  Selection of Architect/Construction Drawings.  Tenant shall retain an
          --------------------------------------------
architect/space planner reasonably approved by Landlord (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section
                                                                     -------
3.1. Tenant shall retain the engineering consultants from the list of acceptable engineering consultants developed by Landlord and Tenant pursuant to the procedure described below in this Section 3.1 (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements;. Landlord and Tenant shall develop a list of acceptable engineering consultants together by both providing to each other names of such consultants which are reasonably acceptable to the party providing such names; provided, however, that Landlord shall have the opportunity to reasonably disapprove of any engineering consultant proposed by Tenant by providing Tenant with written notice of such disapproval, which notice shall include an explanation of the reason(s) for such disapproval, within five (5) business days after Landlord's receipt of such name and such engineering consultant disapproved by Landlord shall not be retained by Tenant. The plans and drawings for the Tenant Improvements to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Project Plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply
              ---------
Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters; provided, however, that in the event that Landlord shall have approved any portion of the Construction Drawings, Landlord may not later require Tenant to make changes to such portion unless such changes are required by a governmental entity. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

     3.2  Final Space Plan. Tenant and the Architect shall prepare the final
          ----------------
space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's reasonable approval. Landlord shall notify Tenant of its approval or disapproval (with reasons for such disapproval specified) of the Final Space Plan within three (3) business days after receipt thereof; any failure by Landlord to notify Tenant of its approval or disapproval within such three (3) business day period shall be deemed to be Landlord's disapproval thereof. If Landlord notifies Tenant of such disapproval, Tenant shall cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require, and shall deliver such revised Final Space Plan to Landlord within five (5) business days thereafter.

     3.3  Final Working Drawings. Tenant shall cause the Architect and the
          ----------------------
Engineers to (i) complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and (ii) submit four (4) copies thereof to Landlord for Landlord's approval. Landlord shall notify Tenant of its approval or disapproval (with reasons for such disapproval specified) of the Final Working Drawings within five (5) business days after receipt thereof; any failure by Landlord to notify Tenant of its approval or disapproval within such five (5) business day period shall be deemed to be Landlord's disapproval thereof. Notwithstanding the foregoing, Landlord shall only have the right to disapprove the Final Working Drawings for reasonable and material reasons, such as: (A) an adverse effect on the structural integrity of the Building(s); (B) noncompliance

                              EXHIBIT B - Page 6
with Code; (C) an adverse effect on the Systems and Equipment; (D) an effect on the exterior appearance of the Building(s); (E) the Final Working Drawings are inconsistent with or are not a logical development of the Final Space Plan; or
(F) the Final Working Drawings are inconsistent with the Project Plans (individually and collectively, a "Design Problem"); provided, however, that in no event shall Landlord have the right to disapprove the Final Working Drawings because they show minor changes to the Building 2 ground floor lobby finishes (such as including the colors of Tenant's corporate logo as accents to the finishes of the Building 2 ground floor lobby as long as such colors are included in a tasteful manner) which do not cause the Building 2 ground floor lobby to look materially different from the Building 1 ground floor lobby when viewed from Building 1 or the plaza between Building 1 and Building 2. If Landlord notifies Tenant of such disapproval, Tenant shall cause the Final Working Drawings to be revised to correct any such Design Problem that Landlord may reasonably require, and shall deliver such revised Final Working Drawings to Landlord within five (5) business days thereafter. The Final Working Drawings as finally approved by Landlord and Tenant pursuant to this Section 3.3 shall be
                                                         -----------
referred to herein as the "Approved Working Drawings."

     3.4  Approved Working Drawings; Permits.  After approval by Landlord of the
          ----------------------------------
Approved Working Drawings, Tenant shall promptly submit the same to the appropriate municipal authorities for all applicable building permits necessary to allow Contractor to commence and fully complete the construction of the Tenant Improvements (the "Permits"), and shall obtain the Permits; provided, however, that after Landlord approves the Final Space Plan, Tenant shall have the right to submit the Final Space Plan to the appropriate municipal authorities to begin the process of obtaining the Permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises, and that obtaining the same shall be Tenant's sole responsibility;. Tenant shall also supply Landlord with all plan check numbers and dates of submittal within one (1) business day after Tenant obtains same. No material changes, modifications or alterations in the Final Space Plan or Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld, provided that Landlord may withhold its consent, in its sole discretion, to any material change in the Final Space Plan or Approved Working Drawings if such change would (i) directly or indirectly delay the "Substantial Completion" of the Base, Shell and Core or the Premises as that term is defined in Section 5.1 below, unless Tenant agrees in
                                    -----------
writing to be responsible for any such delay and for the cost of any such delay resulting therefrom, and/or (ii) create a Design Problem. As used in this
Section 3.4, a material change, modification or alteration shall include, without limitation, a change which would cause the occurrence of one or both of the matters described in clauses (i) and (ii) of the immediately preceding sentence.

                                   SECTION 4
                                   ---------

                    CONSTRUCTION OF THE TENANT IMPROVEMENTS
                    ---------------------------------------

     4.1  Tenant's Selection of Contractor.
          --------------------------------

          4.1.1  The Contractor.  Either L.E. Wentz, Devcon Builders or South
                 --------------
Bay Construction shall be selected and retained by Tenant as the general contractor (the "Contractor") to construct the Tenant Improvements. Tenant shall deliver to Landlord notice of its selection of the Contractor upon such selection.

          4.1.2  Tenant's Agents.  All subcontractors and suppliers used by
                 ---------------
Tenant (such subcontractors and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be reasonably approved in writing by Landlord. If Landlord reasonably disapproves any of Tenant's proposed subcontractors or suppliers, Tenant shall submit other proposed subcontractors or suppliers for Landlord's written approval. Notwithstanding the foregoing, Tenant shall use such subcontractors selected by Tenant from the list of acceptable subcontractors to be developed by Landlord and Tenant as described below in this Section 4.1.2 to perform any work affecting the structural components or Building Systems and Equipment or Base, Shell and Core. Landlord and Tenant shall develop such acceptable list of subcontractors together by both providing to each other names of such subcontractors which are reasonably acceptable to the party providing such names; provided, however, that Landlord shall have the opportunity to reasonably disapprove of any subcontractor proposed by Tenant by providing Tenant with written notice of such

                              EXHIBIT B - Page 7
disapproval, which such notice shall include an explanation of the reason(s) for such disapproval, within five (5) business days after Landlord's receipt of such name and such subcontractor disapproved Landlord shall not be retained by Tenant.

     4.2  Construction of Tenant Improvements by Tenant's Agents.
          ------------------------------------------------------

          4.2.1  Construction Contract; Cost Budget.  Prior to Tenant's
                 ----------------------------------
execution of the construction contract and general conditions with Contractor (the "Contract") (which Contract shall set forth in detail the schedule of construction of the Tenant Improvements). Tenant shall submit the Contract to Landlord for its reasonable approval. Landlord shall notify Tenant of Landlord's approval or reasonable disapproval of the Contract (with reasons specified therefor) within three (3) business days after Tenant delivers same to Landlord. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed cost budget, by trade, of the total estimated costs of the Tenant Improvements anticipated to be incurred and which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor. Landlord shall notify Tenant within five (5) days after the receipt of such cost budget of Landlord's approval or reasonable disapproval thereof, and Tenant shall promptly make any changes to the cost budget reasonably requested by Landlord. In the event that (i) by the fourth
(4th) day after Landlord's receipt of the Cost Budget Tenant provides Landlord's representative (as designated pursuant to Section 6.2 below) with telephonic notice that Landlord has not yet notified Tenant of Landlord's approval or disapproval of the Cost Budget and (ii) Landlord fails to notify Tenant of same within the five (5) day period specified above, then Landlord shall be deemed to have approved the Cost Budget. The cost budget as finally approved (or deemed approved, as the case may be) by Landlord and Tenant shall be referred to herein as the "Cost Budget." If the amount of the Cost Budget is greater than the sum of the (A) Tenant Improvement Allowance and (B) any portion of the Additional Allowance elected to be received by Tenant pursuant to Section 2.1.2 above (the
                                                       -------------
"Over-Allowance Amount"), then Tenant shall pay Tenant's pro rata share (as described in Section 2.2.2.1 above) of the Over-Allowance Amount directly to the
             ---------------
Contractor during the construction of the Tenant Improvements as a condition precedent to Landlord's obligation to disburse Landlord's pro rata share of the Allowances. Notwithstanding the immediately preceding sentence, prior to making any such payments of Tenant's pro rata share of the Over-Allowance Amount, Tenant shall provide Landlord with the documents described in Section
                                                              -------
2.2.2.1(i), (ii) (iii) and (iv) above for Landlord's approval.  In the event
-------------------------------
that after the Cost Budget has been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs in excess of the initial Cost Budget, shall be added to the Cost Budget for purposes of this Section 4.2.1 and for purposes of calculating
                                 -------------
Tenant's and Landlord's pro rata share of disbursements of the Over-Allowance Amount and Allowances, respectively.

          4.2.2  Tenant's Agents.
                 ---------------

                 4.2.2.1  Landlord's General Conditions for Tenant's Agents and
                          -----------------------------------------------------
Tenant Improvement Work.  Tenant's and Tenant's Agent's construction of the
-----------------------
Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by the reasonable construction rules and regulations which Landlord shall provide to Tenant within thirty (30) days after the full execution of this Lease and which shall be applied on a uniform and non-discriminatory basis, and such other reasonable rules and regulations made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the completion of the Base, Shell and Core work, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall pay a logistical coordination fee (the "Coordination Fee") to Landlord in the amount of $60,000.00, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements. Notwithstanding anything to the contrary set forth in this Tenant Work Letter, Tenant shall not be

                              EXHIBIT B - Page 8
obligated to pay for Tenant's use of staging areas, elevators and utilities in connection with the construction of the Tenant Improvements.

                 4.2.2.2  INTENTIONALLY DELETED.

                 4.2.2.3  Requirements of Tenant's Agents.  Tenant shall cause
                          -------------------------------
Contractor to guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof. Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with the Contract that shall become defective within one
(1) year after the completion of the work performed by the Contractor. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                 4.2.2.4  Insurance Requirements.
                          ----------------------

                          4.2.2.4.1  General Coverages.  All of Tenant's Agents
                                     -----------------
shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in this Lease.

                          4.2.2.4.2  Special Coverages.  Tenant shall carry
                                     -----------------
"Builder's All Risk" insurance in the amount of at least Six Million Dollars ($6,000,000.00) covering the construction of the Tenant Improvements, and such other insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $5,000,000 per incident, $5,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in the Lease.

                          4.2.2.4.3  Auto Insurance.  Tenant shall carry
                                     --------------
comprehensive automobile liability insurance having a combined single limit of not less than Five Million Dollars ($5,000,000.00) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles.

                          4.2.2.4.4  General Terms.  Certificates for all
                                     -------------
insurance carried pursuant to this Section 4.2.2.4 shall be delivered to
                                   ---------------
Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense; provided, however, that to the extent that such damage (i) is caused during the course of Tenant's construction of the Tenant Improvements by the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors, and (ii) is not insured or required to be insured by Tenant under this Lease, including this Tenant Work Letter, Landlord shall reimburse Tenant for the costs of such repairs and, to the extent that Tenant carries such insurance, Landlord shall pay for the cost of any deductible payable by Tenant under such insurance. In addition, to the extent Landlord is responsible for the cost of such repairs pursuant to the proviso of the immediately preceding sentence, provided that all of the other terms and conditions of Section 5.2 below are met, to the extent that the repair of such damage causes a delay in the Substantial Completion of the Tenant

                              EXHIBIT B - Page 9

Improvements, each day of such delay shall be a day of Landlord Delay. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained by Tenant or Contractor for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their
                   ---------------
interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification under the Lease. Landlord may, in its discretion, require Tenant, at Tenant's sole cost and expense (which may be deducted from the Allowances), to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

                          4.2.2.4.5  L.E. Wentz as Additional Insured.  In the
                                     --------------------------------
event that L.E. Wentz is not Tenant's Contractor, in addition to all other parties required to be named as an additional insured by Tenant, L.E. Wentz shall be named as an additional insured on all of the insurance policies (other than Workmen's Compensation Insurance) required to be obtained by Tenant pursuant to Section 4.2.2.4 of this Tenant Work Letter.
            ---------------

          4.2.3  Governmental Compliance.  The Tenant Improvements shall comply
                 -----------------------
in all material respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

          4.2.4  Inspection by Landlord.  Landlord shall have the right to
                 ----------------------
inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder. Should Landlord reasonably disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such reasonable disapproval and shall specify the items disapproved. Any defects or deviations in, and/or reasonable disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord; provided however, that the Allowances may be used to pay for the cost of any such corrective work.

          4.2.5  Meetings.  Commencing upon the execution of this Lease, Tenant
                 --------
through Tenant's representative (as designated in Section 6.2 below) shall hold
                                                  -----------
weekly meetings at a reasonable time, with the Architect, the Contractor and Landlord's representative (as designated in Section 6.2 below) regarding the
                                            -----------
progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord and Landlord shall attend all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. Tenant shall provide Landlord and/or Landlord's agents with prior notice of the date and time of such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

          4.2.6  Scheduling of Construction.  Notwithstanding anything to the
                 --------------------------
contrary set forth in this Tenant Work Letter, Landlord and Tenant shall each use commercially reasonable efforts during Tenant's construction of the Tenant Improvements and Landlord's completion of the Base, Shell and Core work following the Access Condition Date to (i) minimize interference by such party's work with the other party's work under this Tenant Work Letter, and (ii) coordinate and follow the schedule for the construction of the Base, Shell and Core and the construction of the Tenant Improvements so as to minimize delays in such work. Such efforts shall include, without limitation, incorporating provisions in contracts with contractors and subcontractors which require the parties' contractors and subcontractors to cooperate with the other party's contractors and subcontractors and require the parties' contractors and

                              EXHIBIT B - Page 10
subcontractors to comply with Landlord's construction coordination procedure manual, but shall not require either party to incur material extra expense or delay.

     4.3  Notice of Completion; Copy of Record Set of Plans.  Within ten (10)
          -------------------------------------------------
days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of San Mateo County in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

                                   SECTION 5
                                   ---------

                  READY FOR OCCUPANCY/LEASE COMMENCEMENT DATE
                  -------------------------------------------

     5.1  Ready for Occupancy.  For purposes of this Lease and this Tenant Work
          -------------------
Letter, the Premises shall be "Ready for Occupancy" upon "Substantial Completion" of the Base, Shell and Core and the Tenant Improvements. For purposes of this Lease, "Substantial Completion" shall occur upon: (i) the completion of construction of the Base, Shell and Core substantially in accordance with the Project Plans for the Base, Shell and Core pursuant to

Sections 1.1 and 1.2 of this Tenant Work Letter, with the exception of any punch
--------------------
list items (which shall be diligently completed by Landlord thereafter); (ii) the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch-list items (which shall be diligently completed by Tenant thereafter) and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant in the Premises pursuant to the terms of this Tenant Work Letter or under the supervision of Contractor; and (iii) the issuance by the City of Foster City of a certificate or temporary certificate of occupancy (or its equivalent) for
(A) the Base, Shell and Core and (B) the Premises.

     5.2  Lease Commencement Date.  The Lease Commencement Date shall be that
          -----------------------
date which is described in Section 7.2 of the Summary, notwithstanding the fact that the Premises may not be Ready for Occupancy until after the 120-day period set forth in Section 7.2(ii)(a) of the Summary; provided, however, to the extent that Substantial Completion of the Base, Shell and Core and Tenant Improvements is actually delayed beyond such 120-day period as a result of Landlord Delays (as defined below), then the 120-day period set forth in Section 7.2(ii)(a) of the Summary shall be extended by the number of days of such Landlord Delays.
For purposes hereof, "Landlord Delays" shall mean any actual delay in Substantial Completion of the Base, Shell and Core or the Tenant Improvements beyond such 120-day period as a result of: (i) Landlord's failure to timely approve any matter requiring Landlord's approval in this Tenant Work Letter;
(ii) Landlord's failure to substantially complete, within such 120-day period, the Base, Shell and Core work which was not completed as of the date Landlord delivered possession of the Premises to Tenant in the Access Condition (but only to the extent such failure by Landlord was not caused by (A) Tenant's failure to reasonably cooperate and coordinate with Landlord to minimize interference with such work as required in Section 4.2.6 above and/or (B) acts or omissions
                              -------------
of or interference with such Base, Shell and Core work by Tenant or Tenant's architects, representatives, agents, contractors or employees which acts, omissions or interference could have been reasonably avoided at a reasonable cost despite the fact that Landlord is completing certain items of the Base Shell and Core concurrently with Tenant's construction of the Tenant Improvements); (iii) Landlord's failure to comply with any provisions of this Tenant Work Letter, including Sections 2.2.2.1 and 4.2.6 above; and/or (iv) any
                              --------------------------
other acts or omissions of Landlord, including, without limitation, damage to the Tenant Improvements described in Section 4.2.2.4.4 above. Notwithstanding the foregoing, no Landlord Delay shall be deemed to have occurred unless Tenant notifies Landlord in writing (the "Delay Notice") of such contended delay within

                              EXHIBIT B - Page 11
three (3) days after Tenant becomes aware of same, and the Landlord Delay shall be deemed to have commenced on the date Landlord receives the Delay Notice (but only if Landlord received such Delay Notice within the 3-day period specified hereinabove).

     5.3  Special Rent Abatement.  Landlord shall not be liable to Tenant and
          ----------------------
Tenant shall have no right to terminate this Lease as a result of any delays in Landlord's Substantial Completion of the Base, Shell and Core beyond the 120-day period following Landlord's delivery to Tenant of the Base, Shell and Core in the Access Condition; provided, however, if Landlord fails to cause Substantial Completion of the Base, Shell and Core to occur by the date ("Outside Substantial Completion Date") which is sixty (60) days after Tenant has caused Substantial Completion of the Tenant Improvements to have occurred, as such Outside Substantial Completion Date shall be extended day-for-day for each day that Substantial Completion of the Base, Shell and Core has not occurred due to
(i) delays caused by Tenant and/or Tenant's architects, representatives, agents, contractors or employees, and/or (ii) any Force Majeure delays, and the Lease Commencement Date has not otherwise commenced pursuant to Section 7.2 of the Summary, then for each day after the Outside Substantial Completion Date that the Lease Commencement Date has not occurred, Tenant shall be entitled to receive an abatement of Base Rent under this Lease at a daily amount of $11,228.69, which abatement shall be credited toward the monthly Base Rent first payable under this Lease following the Lease Commencement Date.

                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1  Tenant's Representative.  Within thirty (30) days after the full
          -----------------------
execution of this Lease, Tenant shall designate a person to act as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice from Tenant to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2  Landlord's Representative.  Landlord has designated John Zordani as
          -------------------------
its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3  Time of the Essence in This Tenant Work Letter.  Unless otherwise
          ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval by Landlord is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

     6.4  Tenant's Lease Default.  Notwithstanding any provision to the contrary
          ----------------------
contained in this Lease, if by Tenant is in monetary or material non-monetary default under this Lease beyond any applicable notice and cure period at any time on or before Substantial Completion of the Base, Shell and Core and the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Allowances and/or Landlord may cause Contractor to cease the construction of the Premises (in which case Tenant shall be responsible for any delays in Substantial Completion caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be suspended until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delays in Substantial Completion of the Base, Shell and Core and Tenant Improvements caused by such inaction by Landlord).

                              EXHIBIT B - Page 12

                            SCHEDULE 1 TO EXHIBIT B
                            -----------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                               ISSUE LOG
SHEET INDEX                   ------------------------------------------------------------------------------------------------------

                               ISSUE                           BID                            REV.   BULL.  BULL.
------------------------------  FOR                             &               BLDG  CONST.  SILT    5      6                ISSUE
                               STEEL  BULLE-  BULLE-  BULLE-  GRADING  BULLE-  PERMIT ISSUE  FNCE/  GRAD'G  FNDTN    BULL 7    FOR
  #       TITLE                 BID   TIN 1   TIN 2   TIN 3   PERMIT   TIN 4   ISSUE  -12KV  WETLD  CONST.  CONST.  PLUMBING  PERMIT

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

A. 0.0 TITLE SHEET                                             X                 X                    X       X        X       X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CIVIL
------------------------------------------------------------------------------------------------------------------------------------

C1.0   NOTES & DETAILS                                         X                 X                    X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.1   STORM DRAIN EXTENSION                                   X                 X                    X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.2   GRADING PLAN                                            X                 X                    X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.3   GRADING PLAN                                            X                 X                    X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.4   UTILITY PLAN                                            X                 X                    X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.5   UTILITY PLAN                                            X                 X                    X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.6   JOINT TRENCH PLAN                                                                X                                      X
------------------------------------------------------------------------------------------------------------------------------------

C1.7   JOINT TRENCH PLAN                                                                X                                      X
------------------------------------------------------------------------------------------------------------------------------------

C1.8   EROSION CONTROL PLAN                                                                    X                               X
------------------------------------------------------------------------------------------------------------------------------------

C1.9   EROSION CONTROL PLAN                                                                    X                               X
------------------------------------------------------------------------------------------------------------------------------------

C1.10  HORIZONTAL CONTROL PLAN                                                                                                 X
------------------------------------------------------------------------------------------------------------------------------------

C1.11  PROTECTION PLAN (E)
       14" & 34" SSFM                                                                                 X                        X
------------------------------------------------------------------------------------------------------------------------------------

C1.12  PROTECTION PLAN (E)
       14" & 34" SSFM                                                                                 X                        X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

LANDSCAPE
------------------------------------------------------------------------------------------------------------------------------------

L0.1   ABBREVIATIONS                                           X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------

LL.1   CENTRAL LANDSCAPE LAYOUT
       PLAN                                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LL.2   WEST LANDSCAPE LAYOUT
       PLAN                                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LL.3   EAST LANDSCAPE LAYOUT
       PLAN                                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LD.1   LANDSCAPE CONSTRUCTION
       DETAILS                                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LD.2   LANDSCAPE CONSTRUCTION
       DETAILS                                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LD.3   WETLANDS DETAILS AND
       SPECIFICATIONS                                          X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LG.1   CENTRAL LANDSCAPE GRADING
       PLAN                                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LG.2   WEST LANDSCAPE GRADING
       PLAN                                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LG.3   EAST LANDSCAPE GRADING
       PLAN                                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LI.1   CENTRAL LANDSCAPE
       IRRIGATION PLAN                                         X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LI.2   WEST LANDSCAPE
       IRRIGATION PLAN                                         X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LI.3   EAST LANDSCAPE
       IRRIGATION PLAN                                         X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LI.4   LANDSCAPE IRRIGATION
       DETAILS                                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LI.5   LANDSCAPE IRRIGATION
       DETAILS                                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LP.1   CENTRAL PLANTING PLAN                                   X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LP.2   WEST PLANTING PLAN                                      X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LP.3   EAST PLANTING PLAN                                      X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
LP.4   LANDSCAPE PLANTING
       DETAILS                                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL
-----------------------------------------------------------------------------------------------------------------------------------
A. 0.1 LEGENDS, PROJECT
       DESCRIPTION, CODE SUMMARY                               X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 0.2 BUILDING ACCESSIBILITY                                  X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 1.1 SITE PLAN                                               X                 X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
A. 2.1 FLOOR PLANS                                             X                 X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
A. 2.2 FLOOR AND ROOF PLANS                                    X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 3.1 EXTERIOR ELEVATIONS                                     X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 3.2 BUILDING SECTIONS                                       X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 3.3 WALL SECTIONS                                           X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 4.1 ENLARGED PLANS                                          X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 4.2 ENLARGED PLANS                                          X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 4.3 ENLARGED PLANS                                          X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 4.4 ENLARGED REFLECTED
       CEILING PLANS                                           X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 5.1 ENLARGED FINISH PLANS                                   X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 6.1 INTERIOR ELEVATIONS                                     X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 6.2 INTERIOR ELEVATIONS                                     X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 7.1 STAIR PLANS AND SECTIONS                                X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 8.1 GFRC DETAILS                                            X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 8.2 GFRC DETAILS                                            X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 8.3 EIFS/CMU/MISC. DETAILS                                  X                 X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
A. 8.4 ROOFING DETAILS                                         X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 9.1 INTERIOR PARTITION
       DETAILS                                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 9.2 INTERIOR FINISH DETAILS                                 X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 9.3 INTERIOR CEILING DETAILS                                X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 9.4 INTERIOR DOOR DETAILS
       & SCHEDULE                                              X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 9.5 INTERIOR DOOR DETAILS                                   X                 X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
A. 9.6 MAIN LOBBY FINISH
       DETAILS                                                 X                 X                                             X
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
ISSUE LOG KEY:
-------------
  'X' ISSUED AS PART OF SET
  '-' NOT A PART OF ISSUED SET
                        DATE   9.19.97|2.23.98|2.24.97|3.9.98|3.17.98|4.1.98|4.6.98|4.14.98|5.1.98|5.27.98|5.28.98|6.15.98|6.19.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

BAYSIDE TOWERS, FOSTER CITY
---------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                               ISSUE LOG
SHEET INDEX                   ------------------------------------------------------------------------------------------------------

                               ISSUE                           BID                            REV.   BULL   BULL
------------------------------  FOR                             &               BLDG  CONST.  SILT    5      6                ISSUE
                               STEEL  BULLE-  BULLE-  BULLE-  GRADING  BULLE-  PERMIT ISSUE  FENCE/ GRAD'G  FNDTN    BULL 7    FOR
  #       TITLE                 BID   TIN 1   TIN 2   TIN 3   PERMIT   TIN 4   ISSUE  -12KV   WTLD  CONST.  CONST.  PLUMBING  PERMIT

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

STRUCTURAL
-----------------------------------------------------------------------------------------------------------------------------------
S  1.1 STRUCTURAL GENERAL NOTES  X                               X               X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
S  1.2 TYPICAL DETAILS                                           X               X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
S  1.3 TYPICAL DETAILS                                           X               X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.1 GROUND FLOOR FOUNDATION
       PLAN                      X                               X               X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.2 SECOND FLOOR FRAMING
       PLAN                      X      X       X                                X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.3 THIRD FLOOR FRAMING
       PLAN                      X      X                                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.4 FOURTH FLOOR FRAMING
       PLAN                             X       X                                X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.5 FIFTH FLOOR FRAMING
       PLAN                             X       X                                X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.6 SIXTH FLOOR FRAMING
       PLAN                             X       X                                X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.7 ROOF FRAMING PLAN         X      X       X                        X       X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  2.8 PENTHOUSE ROOF FRAMING
       PLAN                      X      X       X       X                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  3.1 BRACED FRAME ELEVATIONS   X      X                                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  3.2 BRACED FRAME ELEVATIONS
       AND DETAILS               X      X                                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  3.3 BRACED FRAME DETAILS      X      X                                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  4.1 FOUNDATION DETAILS                                        X               X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
S  4.2 FOUNDATION DETAILS                                        X               X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
S  5.1 STEEL DETAILS             X                                               X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  5.2 STEEL DETAILS             X      X                                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  5.3 STEEL DETAILS             X                                               X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  5.4 STEEL DETAILS             X                                               X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  5.5 STEEL DETAILS             X                                               X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
S  6.1 G.F.R.C. PANEL
       CONNECTION DETAILS                                                        X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL
------------------------------------------------------------------------------------------------------------------------------------

M-1    LEGEND, ABBREVIATIONS,
       SCHEDULES                                                                 X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-2    SCHEDULES                                                                 X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-3    DETAILS AND PIPING DIAGRAMS                                               X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-4    FIRST FLOOR PLAN                                                          X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-5    SECOND FLOOR PLAN                                                         X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-6    THIRD FLOOR PLAN
       (TYPICAL 4TH, 5TH, & 6TH)                                                 X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-7    ROOF FLOOR PLAN                                                           X                                             X
------------------------------------------------------------------------------------------------------------------------------------

M-9    TITLE 24 REQUIREMENTS                                                     X                                             X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PLUMBING
------------------------------------------------------------------------------------------------------------------------------------

P  1.1 PLUMBING LEGEND, SCHEDULE
       AND DETAILS                                                               X                            X        X       X
-----------------------------------------------------------------------------------------------------------------------------------
P  1.2 SITE PLAN                                                                 X                            X        X       X
-----------------------------------------------------------------------------------------------------------------------------------
P  2.1 FIRST FLOOR PLAN                                                          X                            X        X       X
-----------------------------------------------------------------------------------------------------------------------------------
P  2.2 SECOND FLOOR PLAN                                                         X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
P  2.3 TYPICAL FLOOR PLAN
       (3RD THRU 6TH)                                                            X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
P  2.4 ROOF FLOOR PLAN                                                           X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
P  3.1 CORE PLANS                                                                X                                             X
-----------------------------------------------------------------------------------------------------------------------------------
P  4.1 DRAINAGE AND WATER
       PIPING RISER DIAGRAMS                                                     X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
P  4.2 RAINWATER, GAS, FIRE
       SPRINKLER & STANDPIPE
       PIPING RISER DIAGRAMS                                                     X                            X                X
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL
------------------------------------------------------------------------------------------------------------------------------------

E-1    SYMBOLS LIST, NOTES AND
       DRAWING INDEX                                                             X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-2    SCHEDULES                                                                 X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-3    POWER ONE LINE DIAGRAMS                                                   X                            X                X
------------------------------------------------------------------------------------------------------------------------------------

E-4    ELECTRICAL SITE PLAN                                                      X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-5    FIRST FLOOR LIGHTING
       PLAN                                                                      X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-6    SECOND FLOOR LIGHTING
       PLAN                                                                      X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-7    FIRST FLOOR POWER PLAN                                                    X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-8    SECOND FLOOR POWER PLAN                                                   X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-9    ROOM LIGHTING AND
       POWER PLAN                                                                X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-10   ROOM DETAILS                                                              X                                             X
------------------------------------------------------------------------------------------------------------------------------------

E-11   TITLE 24                                                                  X                                             X
------------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

ISSUE LOG KEY:
-------------
  'X' ISSUED AS PART OF SET
  '-' NOT A PART OF ISSUED SET
                        DATE   9.19.97|2.23.98|2.24.97|3.9.98|3.17.98|4.1.98|4.6.98|4.14.98|5.1.98|5.27.98|5.28.98|6.15.98|6.19.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                            SCHEDULE 2 TO EXHIBIT B
                            -----------------------

                   LIST OF ITEMS WHICH WILL NOT BE INCLUDED
                   ----------------------------------------
                          IN THE BASE, SHELL AND CORE
                          ---------------------------

     Notwithstanding the fact that the following items are shown on the Project Plans, the following shall not be included in the Base, Shell and Core or the Project.

1.   Main HVAC Loop

2.   Mini-Blinds

3.   Elevator lobby finishes (except in ground floor elevator lobbies)

4. Any work to be constructed on floors 1, 2, 3 and 6 of Building 1, except for ground floor lobby and curtain wall.



                       SCHEDULE 2 TO EXHIBIT B - Page 1

                            SCHEDULE 3 TO EXHIBIT B
                            -----------------------

                 ITEMS OF THE BASE, SHELL AND CORE WHICH WILL
                 --------------------------------------------
                 NOT BE COMPLETE AT TIME ACCESS CONDITION IS
                 -------------------------------------------
                      ACHIEVED BUT WHICH WILL NEED TO BE
                      ----------------------------------
                   COMPLETED (PUNCH-LIST ITEMS EXCEPTED) AS
                   ----------------------------------------
                   PART OF SUBSTANTIAL COMPLETION DEFINITION
                   -----------------------------------------
                        FOR THE BASE, SHELL AND CORE**
                        ----------------------------

A.   ITEMS WHICH RELATE TO THE REAL PROPERTY AS A WHOLE:
     BUILDINGS 1 & 2
     ---------------

     1. Site Work (except that Tenant shall have access to Buildings 1 and 2 to the extent reasonably necessary for Tenant's construction of the Tenant Improvements).

     2. Utility site work, off-site utilities (except utilities needed for construction of Tenant Improvements will be available).

     3.   Landscape - hardscape and planting.

     4.   Loading areas for Buildings.

     5.   Entrances to Buildings.

     6.   Final connections for life safety systems.

     7.   Roof screens.

B.   ITEMS WHICH RELATE TO BUILDING 1

     1.   Ground floor lobby corridors and storefront.

     2. Horizontal distribution of fire sprinklers, mechanical and electrical systems.

     3.   Roof and penthouse.

     4.   Penthouse equipment and controls.

     5.   Final connection of utilities.

     6.   Curtain walls for floors 4 and 5, but the floors will be watertight.

     7.   Core restrooms, drinking fountains and elevator lobbies.

     8. Elevators (except that at least one elevator or a lift will be in operation to the extent reasonably necessary for the construction of the Tenant Improvements).

     9.   Final finishes.

     10.  Ground floor lobby finishes.

     11.  Perimeter drywall and columns at areas not dried in.

C.   ITEMS WHICH RELATE TO BUILDING 2

     1.   Caulking and sealing of curtain wall.

     2.   Curtain wall levels 5 and 6, but the floors will be watertight.

     3.   Restrooms, drinking fountains, and elevator lobbies.

     4.   Horizontal distribution of sprinkler systems.

     5.   Penthouse equipment and controls.

                       SCHEDULE 3 TO EXHIBIT B - Page 1

     6.   Perimeter drywall at unfinished curtain wall floors.

     7. Elevators (except that at least one elevator or a lift will be in operation to the extent reasonably necessary for the construction of the Tenant Improvements).

     8.   Main lobby.

     9.   Lobby finishes.

     10.  Ground floor storefront.


     **Notwithstanding the foregoing or anything contained in the Project Plans to the contrary, completion of the Pedestrian Bridge to San Francisco Bay (i) shall not be included in the Base, Shell and Core, and (ii) shall not be required to be completed (A) as part of the Base, Shell and Core, (B) to achieve Substantial Completion of the Base, Shell and Core, or (C) for the Lease Commencement Date to occur, although Landlord shall use commercially reasonable efforts to substantially complete such bridge as soon as reasonably possible.

                       SCHEDULE 3 TO EXHIBIT B - Page 2

                            SCHEDULE 4 TO EXHIBIT B
                            -----------------------

                               PROJECT SCHEDULE
                               ----------------

                                  (ATTACHED)



                       SCHEDULE 4 TO EXHIBIT B - Page 1

                            SCHEDULE 5 TO EXHIBIT B
                            -----------------------

                          FORM OF REQUEST FOR PAYMENT
                          ---------------------------

APPLICATION AND CERTIFICATION FOR PAYMENT                       AIA DOCUMENT G702       PAGE ONE OF         PAGES
------------------------------------------------------------------------------------------------------------------------------------
TO OWNER:                       PROJECT:                        APPLICATION NO:         Distribution to:
                                                                                        [_] OWNER
                                                                                        [_] ARCHITECT
                                                                PERIOD TO:              [_] CONTRACTOR
FROM CONTRACTOR:          VIA ARCHITECT:                                                [_]
                                                                                        [_]
                                                                PROJECT NOS:

CONTRACT FOR:                                                   CONTRACT DATE:
------------------------------------------------------------------------------------------------------------------------------------

CONTRACTOR'S APPLICATION FOR PAYMENT
Application is made for payment, as shown below, in connection with the Contract. Continuation Sheet, AIA Document G703, is attached.

1. ORIGINAL CONTRACT SUM                                                $______
2. Net change by Change Orders                                          $______
3. CONTRACT SUM TO DATE (Line 1 +/- 2)                                  $______
4. TOTAL COMPLETED & STORED TO                                          $______
     DATE (Column G on G703)
5. RETAINAGE:
    a. ____% of Completed Work          $________
        (Column D + E on G703)
    b. ____% of Stored Material         $________
        (Column F on G703)
        Total Retainage (Lines 5a + 5b or
        Total in Column 1 of G703)                                      $  0.00
                                                                        -------
6. TOTAL EARNED LESS RETAINAGE                                          $  0.00
        (Line 4 Less Line 5 Total)                                      -------
7. LESS PREVIOUS CERTIFICATES FOR
   PAYMENT (Line 6 from prior Certificate)                              $
                                                                        -------
8. CURRENT PAYMENT DUE                                                  $  0.00
                                                                        -------
9.BALANCE TO FINISH, INCLUDING RETAINAGE                                $  0.00
        (Line 3 less Line 6)                                            -------

-------------------------------------------------------------------------------
   CHANGE ORDER SUMMARY                         ADDITIONS           DEDUCTIONS
-------------------------------------------------------------------------------
 Total changes approved
 in previous months by Owner
-------------------------------------------------------------------------------
 Total approved this Month
-------------------------------------------------------------------------------
 TOTALS                                           $0.00                 $0.00
-------------------------------------------------------------------------------
 NET CHANGES by Change Order                      $0.00
-------------------------------------------------------------------------------

The undersigned Contractor certifies that to the best of the Contractor's knowledge, information and belief the work covered by this Application for Payment has been completed in accordance with the Contract Documents, that all amounts have been paid by the Contractor for Work for which previous Certificates for Payment were issued and payments received from the Owner, and that current payment shown herein is now due.

CONTRACTOR:

By: _______________________________________    Date: __________________________

State of:                               County of:
Subscribed and sworn to before me this    day of
Notary Public:
My Commission expires:
--------------------------------------------------------------------------------
ARCHITECT'S CERTIFICATE FOR PAYMENT
In accordance with the Contract Documents, based on on-site observations and the data comprising the application, the Architect certifies to the Owner that to the best of the Architect's knowledge, information and belief the Work has progressed as indicated, the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED .................... $ ________

(Attach explanation if amount certified differs from the amount applied. Initial all figures on this Application and on the Continuation Sheet that are changed to conform with the amount certified.)

ARCHITECT:

By: _______________________________________   Date: ____________________________

This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.
--------------------------------------------------------------------------------
AIA DOCUMENT G702 - APPLICATION AND CERTIFICATION FOR PAYMENT - 1992 EDITION -
AIA (C) 1992    THE AMERICAN INSTITUTE OF ARCHITECTS, 1725 NEW YORK AVE., N.W.,
WASHINGTON, DC 20006-5292

USERS MAY OBTAIN VALIDATION OF THIS DOCUMENT BY REQUESTING AIA DOCUMENT D401 - CERTIFICATION OF DOCUMENT'S AUTHENTICITY FROM THE LICENSEE.


                     SCHEDULE 5 TO EXHIBIT B - Page 1 of 2

CONTINUATION SHEET          AIA DOCUMENT G703           PAGE   OF PAGES
-------------------------------------------------------------------------------
AIA Document G702, APPLICATION AND                   APPLICATION NO:
CERTIFICATION FOR PAYMENT, containing              APPLICATION DATE:
Contractor's signed certification is                      PERIOD TO:
attached.                                    ARCHITECT'S PROJECT NO:

In tabulations below, amounts are stated to the nearest dollar.
Use Column 1 on Contracts where variable retainage for line items may apply.

-----------------------------------------------------------------------------------------------------------------------------------
  A              B                  C            D              E            F                 G              H            I
-----------------------------------------------------------------------------------------------------------------------------------
ITEM    DESCRIPTION OF WORK     SCHEDULED         WORK COMPLETED         MATERIALS     TOTAL        %      BALANCE     RETAINAGE
 NO.                              VALUE    ---------------------------   PRESENTLY   COMPLETED   (G / C)  TO FINISH  (IF VARIABLE
                                           FROM PREVIOUS   THIS PERIOD    STORED     AND STORED            (C - G)      RATE)
                                            APPLICATION                   (NOT IN     TO DATE
                                              (D + E)                     D OR E)     (D+E+F)
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
         GRAND TOTALS               $0.00          $0.00         $0.00       $0.00        $0.00    $0.00      $0.00
-----------------------------------------------------------------------------------------------------------------------------------

USERS MAY OBTAIN VALIDATION OF THIS DOCUMENT BY REQUESTING OF THE LICENSE A COMPLETED AIA DOCUMENT D401 - CERTIFICATION OF DOCUMENT'S AUTHENTICITY


AIA DOCUMENT G703 CONTINUATION SHEET FOR G702   1992 EDITION AIA (C) 1992
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.
WASHINGTON, D.C. 200006-5232

                     SCHEDULE 5 TO EXHIBIT B - Page 2 of 2

                            SCHEDULE 6 TO EXHIBIT B
                            -----------------------

                           PROGRESS PAYMENT RELEASE
                      (Civil Code Section 3262(d)(1)(2))

FROM: __________________________________   PROJECT: __________________________________
      (Name of Firm Giving Release)                 (Tenant Name and/or Scope of Work)

________________________________________   ___________________________________________
      (Street Address)                              (Address of Project)

________________________________________   ___________________________________________
      (City, State, Zip Code)                       (City, State, Zip Code)

TO: LINCOLN PROPERTY COMPANY N.C., INC.    ___________________________________________
    Attn: Construction Department                   (Name of Subcontractor)
    101 Lincoln Centre Drive, 4th Floor
    Foster City, CA 94404-1167
--------------------------------------------------------------------------------------

                              CONDITIONAL RELEASE
                              -------------------

Upon receipt by the undersigned of a check from __________________________ in the sum of $______________ payable to _________________________________ and when the check has been properly endorsed and has been paid by the bank upon which it is drawn, this document shall become effective to release any mechanic's lien, stop notice, or bond right the undersigned has on the above referenced job to the following extent. This release covers a progress payment for labor, services, equipment or materials furnished through ________________ only and does ot cover any retentions retained before or after the release date; extras furnished before the release date for which payment has not been received; extras or items furnished after the release date. Rights based upon work performed or items furnished under a written change order which has been fully executed by the parties prior to the release date are covered by this release. This release of any mechanic's lien, stop notice, or bond right shall not otherwise affect the contract rights, including rights between parties to the contract based upon a recission, abandonment, or breach of the contract, or the right of the undersigned to recover compensation for furnished labor, services, equipment, or material covered by this release if that furnished labor, services, equipment, or material was not compensated by the progress payment. Before any recipient of this document relies on it, said party should verify evidence of payment to the undersigned.

______________________________________
(Name of Firm Furnishing Labor, etc.)

______________________________________
(By: Signature of Authorized Agent)

Date:_________________________________

               ALL LIEN RELEASES (OVER $2,000) MUST BE NOTARIZED

               (ATTACH NOTARY ACKNOWLEDGE FORMS TO THIS RELEASE)


                             UNCONDITIONAL RELEASE
                             ---------------------

The undersigned has been paid and has received progress payment in the sum of $__________ for labor, services, equipment, or material furnished to ________________________________ on the above referenced job and does hereby release any mechanic's lien, stop notice, or bond right that the undersigned has on the above referenced job to the following extent. This release covers a progress payment for labor, services, equipment, or material furnished to _______________________ through ___________________ only and does not cover any retentions retained before or after the release date; extras furnished before the release date for which payment has not been received; extras or items furnihsed after the release date. Rights based upon work performed or items furnished under a written change order which has been fully executed by the parties prior to the release date are covered by this release unless specifically reserved by the claimint in this release. This release of any mechanic's lien, stop notice, or bond right shall not otherwise affect the contract rights, including rights between parties to the contract based upon a recission, abandonment, or breach of the contract, or the right of the undersigned to recover compensation for furnished labor, services, equipment, or material covered by this release if that furnished labor, services, equipment, or material was not compensated by the progress payment.

______________________________________
(Name of Firm Furnishing Labor, etc.)

______________________________________
(By: Signature of Authorized Agent)

Date:_________________________________

"NOTICE: THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID USE A CONDITIONAL RELEASE FORM."

                       SCHEDULE 6 TO EXHIBIT B - Page 1

                            SCHEDULE 7 TO EXHIBIT B
                            -----------------------

LINCOLN PROPERTY COMPANY

CALIFORNIA PRELIMINARY NOTICE/CONDITIONAL AND UNCONDITIONAL LIEN MASTER LISTING

COMPANY NAME:

PROJECT NAME:
PROJECT #
                                                                                                 PROGRESS BILLING #1
                                                                                                      X/XX/199X
                                                                                       -----------------------------------------
                                                                        PRELIMINARY                  CONTRACTOR       SUPPLIER
                                                     SUPPLIER NAME         DATE        CONDITIONAL  UNCONDITIONAL  UNCONDITIONAL
CONTRACTOR NAME   PHASE                           (INDIVIDUAL OR FIRM)     FILED          AMOUNT       AMOUNT          AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
                  TOTAL (EQUAL TO RELEASE FROM G.C.)
---------------------------------------------------------------------------------------------------------------------------------

                            PROGRESS BILLING #2                          PROGRESS BILLING #3
                                 X/XX/199X                                    X/XX/199X
                  -------------------------------------------  -------------------------------------------
                                CONTRACTOR       SUPPLIER                    CONTRACTOR       SUPPLIER
                  CONDITIONAL  UNCONDITIONAL  UNCONDITIONAL    CONDITIONAL  UNCONDITIONAL  UNCONDITIONAL
CONTRACTOR NAME      AMOUNT       AMOUNT          AMOUNT          AMOUNT       AMOUNT          AMOUNT
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                            SCHEDULE 8 TO EXHIBIT B
                            -----------------------

                             FINAL PAYMENT RELEASE
                      (Civil Code Section 3262(d)(3)(4))

FROM: __________________________________   PROJECT: __________________________________
      (Name of Firm Giving Release)                 (Tenant Name and/or Scope of Work)

________________________________________   ___________________________________________
      (Street Address)                              (Address of Project)

________________________________________   ___________________________________________
      (City, State, Zip Code)                       (City, State, Zip Code)

TO: LINCOLN PROPERTY COMPANY N.C., INC.    ___________________________________________
    Attn: Construction Department                   (Name of Subcontractor)
    101 Lincoln Centre Drive, 4th Floor
    Foster City, CA 94404-1167
--------------------------------------------------------------------------------------

                              CONDITIONAL RELEASE
                              -------------------

Upon receipt by the undersigned of a check from __________________________ in the sum of $______________ payable to _________________________________ and when the check has been properly endorsed and has been paid by the bank upon which it is drawn, this document shall become effective to release any mechanic's lien, stop notice, or bond right the undersigned has on the above referenced job to the following extent. This release covers the final payment for labor, services, equipment or materials furnished on the job, except for disputed claims for additional work in the amount of $_______________.

Before any recipient of this document relies on it, the party should verify evidence of payment to the undersigned.

______________________________________
(Name of Firm Furnishing Labor, etc.)

______________________________________
(By: Signature of Authorized Agent)

Date:_________________________________


                             UNCONDITIONAL RELEASE
                             ---------------------

The undersigned has been paid in full for labor, services, equipment, or material furnished to ________________________________ on the above referenced job and does hereby waive and release any mechanic's lien, stop notice, or any right against a labor and material bond on the job, except for disputed claims for extra work in the amount of $_______________.

______________________________________
(Name of Firm Furnishing Labor, etc.)

______________________________________
(By: Signature of Authorized Agent)

Date:_________________________________

"NOTICE: THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID USE A CONDITIONAL RELEASE FORM."

               ALL LIEN RELEASES (OVER $2,000) MUST BE NOTARIZED

               (ATTACH NOTARY ACKNOWLEDGE FORMS TO THIS RELEASE)

                       SCHEDULE 8 TO EXHIBIT B - Page 1

                            SCHEDULE 9 TO EXHIBIT B
                            -----------------------

                   OUTLINE SPECIFICATIONS FOR BAYSIDE TOWERS

DEMISING PARTITION AND CORRIDOR WALLS:

     NOTE: ALL PARTITIONS TO BE PAINT FINISHED ON SMOOTH SURFACES GA-214, LEVEL
           4.

     Note: One hour rated walls where required based on occupancy group. All interior corridors to be tunnel construction.

A. 3 5/8" 20-gauge metal studs at 24" O.C. (or as required by code based on roof height) framed from finish floor to structure above.

B. One (1) layer 5/8" drywall Type "X" both sides full height where required by code.

INTERIOR PARTITIONS:

     Note:  Partitions must connect to building mullions.

A.   3 5/8" 25 gauge metal studs at 24" O.C. to underside of T-Bar ceiling grid.

B.   One (1) layer 5/8" drywall both sides of wall.

C.   3 5/8" metal studs including all lateral bracing as required by code.

SUSPENDED ACOUSTICAL CEILINGS:

To be mutually approved by Landlord and Tenant.

WINDOW COVERING:

A. 1" aluminum mini-blinds as manufactured by Levelor, Riveria, perforated, color to be mutually reasonably selected by owner and tenant.

B.   Blinds to be sized to fit window module.

VCT:

A.   VCT to be 1/8" x 12" x 12" as manufactured by Armstrong or equal.

B. Slabs on first floor shall be water proofed per manufacturer recommendations, at sheet vinyl or VCT areas.

LIGHT FIXTURES:

A. 2" X 4" T-bar lay in 3-tube energy efficient fixture, t-8 tubes with electronic ballasts, cool white fluorescent tubes with 18 cell parabolic lens as manufactured by Lithoia or equal. (Approximately 50 F.C. at desk height.)

LIGHT SWITCHES:

A.   Double switching as required by Title 24.

B.   Switch assembly to be Leviton, color to be White.

ELECTRICAL OUTLET

A.   110V duplex outlet as manufactured by Leviton, color to be White.

B. Maximum eight (8) outlets per 20 amp 3 phase 4 wire circuit, spacing to meet code or minimum 2 per office, conference room, reception and dedicated outlets as required, 20 amps junction boxes above ceiling for large open area with furniture partitions, one per 300 sq. ft. of usable area.

                       SCHEDULE 9 TO EXHIBIT B - Page 1

C.   Transformers to be a minimum of 20% or over required capacity.

D. Contractors to inspect electric room and to include all necessary metering cost.

E.   No aluminum wiring is acceptable.

EXIT LIGHT

A. Edge lighted exit light with recessed ceiling mount. Floating letters on a clear panel with LED technology, by Alkco.

FIRE SPRINKLERS:

As required by fire code, all sprinkler heads shall be fully concealed with white finish covers, except in such areas of open ceilings, the exact location of which shall be reasonably approved by owner.

TOPSET BASE:

A. 2 1/2" rubber base top set as manufactured by Burke or equal, standard colors only.

B.   2 1/2" rubber cover base at VCT areas.

WOOD DOORS:

Shall be 3'0" W. x 9'0"H. x 1 3/4/"T (unless otherwise specified) solid core, maple veneer flat cut bookmatched or whole piece, clear sealer finish.

DOOR FRAMES:

Shall be Timely, ACI or equal, 3 3/4" or 4 7/8" throat, pre finish clear aluminum.

HARDWARE:

Schlage standard hardware, the exact specifications of which are to be mutually reasonably determined by Landlord and Tenant.

                       SCHEDULE 9 TO EXHIBIT B - Page 2

                                   EXHIBIT C
                                   ---------

                              AMENDMENT TO LEASE
                              ------------------

     This AMENDMENT TO LEASE ("Amendment") is made and entered into effective as
                               ---------
of ____________, 19__, by and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INKTOMI CORPORATION, a Delaware
                               --------
corporation ("Tenant").
              ------

                               R E C I T A L S :
                               - - - - - - - -

     A. Landlord and Tenant entered into that certain Office Lease dated as of October 1998, (the "Lease") pursuant to which Landlord leased to Tenant and
                    -----
Tenant leased from Landlord certain "Premises," as described in the Lease, which are located in Buildings 1 and 2 of the Bayside Towers located at 4000 and 4100 Third Avenue, Foster City, California 94404.

     B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning given such terms in the Lease.

     C. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term and to confirm all amounts, percentages and figures appearing or referred to in the Lease based on the number of Rentable Square Feet of the Premises, as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Confirmation of Dates. The parties hereby confirm that (a) Landlord has completed all work required by the Lease as of the date hereof, (b) the term of the Lease commenced as of ________________ (the "Lease Commencement Date") for a term of eleven (11) years ending on _______________ (unless sooner terminated as provided in the Lease) and (c) in accordance with the Lease, Rent commenced to accrue on _______________________.

     2.  Confirmation of Amounts Based on Number of Rentable Square Feet of the
         ----------------------------------------------------------------------
Premises.  The parties hereby confirm that:
--------

         (a) The Premises consist of a total of __________ rentable square feet, __________ of which are in the portion of the Premises located in Building 1 and __________ of which are located in the portion of the Premises located in Building 2,

         (b) Tenant shall pay Base Rent in accordance with the following schedule:

                                              Monthly       Monthly Rental Rate
     Months of           Annual             Installment        per Rentable
    Lease Term          Base Rent          of Base Rent         Square Foot
    ----------          ---------          ------------         -----------
       1 - 3                                                        $1.928

       4 - 6                                                        $2.254

       7 - 9                                                        $2.610

      10 - 12                                                       $2.966

      13 - 24                                                       $3.066

      25 - 36                                                       $3.166

      37 - 48                                                       $3.266

      49 - 60                                                       $3.366

      61 - 72                                                       $3.466

      73 - 84                                                       $3.566

                              EXHIBIT C - Page 1

                                              Monthly       Monthly Rental Rate
     Months of           Annual             Installment        per Rentable
    Lease Term          Base Rent          of Base Rent         Square Foot
    ----------          ---------          ------------         -----------
      85 - 96                                                       $3.666

      97 - 108                                                      $3.766

     109 - 120                                                      $3.866

     121 - 132                                                      $3.966

          (c) Tenant's Building 1 Share of Direct Expenses is _____% and Tenant's Building 2 Share of Direct Expenses is 100%.

     3.   No Further Modification. Except as set forth in this Amendment, all of
          -----------------------
the terms and provisions of the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

                                 "Landlord":
                                 WHFST REAL ESTATE LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

                                 By: Legacy Partners Commercial, Inc., as agent and manager for Landlord

                                      By:____________________________________
                                         Name:  D. Allen Palmer
                                         Title:  Senior Vice President

                                 "Tenant":

                                 INKTOMI CORPORATION,
                                 a Delaware corporation

                                 By:_________________________________________

                                    Name:____________________________________

                                    Title:___________________________________


                                 By:_________________________________________

                                    Name:____________________________________

                                    Title:___________________________________


                              EXHIBIT C - Page 2

                                   EXHIBIT D
                                   ---------

                                 BAYSIDE TOWERS
                                 --------------

                             RULES AND REGULATIONS
                             ---------------------

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Buildings or Real Property, however, Landlord shall act diligently and in good faith to enforce the rules and regulations on a reasonable and non-discriminatory basis.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the portion of the Premises located in Building 1 without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at Landlord's actual cost.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

     3. Landlord reserves the right to close and keep locked all entrance and exit doors of Building 1 during such hours as are customary for Comparable Buildings. Tenant, its employees and agents must be sure that the doors to Building 1 are securely closed and locked when leaving the Premises located in Building 1 if it is after the normal hours of business for the Real Property. Any tenant, its employees, agents or any other persons entering or leaving Building 1 at any time when it is so locked, or any time when it is considered to be after normal business hours for the Real Property, may be required to sign the Building 1 register when so doing. Access to Building 1 or the Real Property may be refused unless the person seeking access has proper identification or has a previously arranged pass for access. Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Buildings or Real Property of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Buildings and/or Real Property during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

     4. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Buildings, their contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

     5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from Building 1 or carried up or down in the elevators in Building 1, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall provide Landlord with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use in Building 1 and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of Building 1.

     6. Landlord shall have the right to control and operate the public portions of Building 1 and of the Real Property, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for Comparable Buildings.

     7. The requirements of Tenant will be attended to only upon application at the management office for the Real Property or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

                              EXHIBIT D - Page 1

     8. Tenant shall not disturb, solicit, or canvass any occupant of the Buildings or Real Property and shall cooperate with Landlord or Landlord's agents to prevent same.

     9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     10. Tenant shall not overload the floors of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster (except for hanging pictures and artwork) or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.

     11. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

     12. Tenant shall not use or keep in or on the Premises, the Buildings or Real Property any kerosene, gasoline or other inflammable or combustible fluid or material, other than customary office and cleaning supplies typically used by general office users in first-class office buildings, so long as Tenant complies with all applicable laws in connection with such use.

     13. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

     14. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Buildings or Real Property by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

     15. Tenant shall not bring into or keep within the Premises or Buildings any bicycles or other vehicles, and shall not bring into or keep within the Buildings, the Real Property or the Premises any animals or birds.

     16. No cooking shall be done or permitted by Tenant in any kitchens, eating areas of elsewhere on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and/or other tenants. In addition, in Building 2, Tenant shall be permitted to have on-site service of food prepared off-site.

     17. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     18. Landlord reserves the right to exclude or expel from the Buildings and/or Real Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs.

     19. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

     20. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the heating and air conditioning system of the Buildings, and shall refrain from attempting to adjust any controls.

                              EXHIBIT D - Page 2

This includes the closing of exterior blinds, disallowing the sun rays to shine directly into areas adjacent to exterior windows.

     21. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Real Property is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

     22. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     23. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

     24. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants so long as such waiver shall not unreasonably interfere with Tenant's use of or access to the Premises, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Buildings or Real Property.

     25. No awnings or other projection shall be attached to the outside walls of the Buildings without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Buildings must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

     26. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Buildings shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     27. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.

     28. Food vendors shall be allowed in Building 1 upon receipt of a written request from Tenant. Food vendors delivering food prepared off-site may be allowed in Building 2 without the need for written request from Tenant. Under no circumstance shall any food vendor be permitted to cook or prepare food in Building 1 or Building 2 or display its products in a public or common area, including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Buildings.

     29. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

     30. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

     31. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Buildings, and the Real Property, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                              EXHIBIT D - Page 3

                                   EXHIBIT E
                                   ---------

                                 BAYSIDE TOWERS
                                 --------------

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE
                     -------------------------------------

     The undersigned, as Tenant under that certain Office Lease (the "Lease") made and entered into as of _________________, 19__ and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership as Landlord, and the undersigned as Tenant, for Premises on floors one (1) through six (6) of Building 2 and floors four (4) and five (5) of Building 1 located at 4000 Third Street and 4100 Third Street, respectively, Foster City, California 94404 hereby certifies as follows:

     1.   Attached hereto as Exhibit A is a true and correct copy of the Lease
                            ---------
and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.
---------

     2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
_________.

     3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.
                                                         ---------

     4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     5.   Base Rent became payable on _______________.

     6.   The Lease Term expires on _________________.

     7. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and to Tenant's actual knowledge (without duty of inquiry) Landlord is not in default thereunder.

     8. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

     9. As of the date hereof, there are no existing defenses or offsets that the undersigned has which preclude enforcement of the Lease by Landlord.

     10. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________. The current monthly installment of Base Rent is $__________.

     11. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

                              EXHIBIT E - Page 1

     12. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Real Property is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     Executed at __________________ on the _____ day of ______________, 19___.

                                        "Tenant":

                                        INKTOMI CORPORATION,
                                        a Delaware corporation

                                        By:   ________________________
                                              Name:___________________
                                              Its:____________________

                                        By:   ________________________
                                              Name:___________________
                                              Its:____________________



                              EXHIBIT E - Page 2

                                   EXHIBIT F
                                   ---------

                                 BAYSIDE TOWERS
                                 --------------

                         PARKING RULES AND REGULATIONS
                         -----------------------------

     1. Tenant and employees of Tenant (hereinafter referred to as "Tenant") shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Buildings or Real Property. Tenant shall not leave vehicles in the parking areas overnight (except on a limited basis for overnight business travel) nor park any vehicles in the parking areas other than automobiles, vans, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may designate separate areas for bicycles and motorcycles.

     2. Cars must be parked entirely within the stall lines painted on the floor.

     3.   All directional signs and arrows must be observed.

     4.   The speed limit shall be 5 miles per hour.

     5. Parking is prohibited, unless a floor parking attendant approved by Landlord directs otherwise:

          (i)    In areas not striped for parking;

          (ii)   In aisles;

          (iii)  Where "No-Parking" or "Handicap" signs are posted;

          (iv)   On ramps;

          (v)    In crosshatched areas; or

          (vi) In such other areas as may be designated by Landlord, its agent, lessee or licensee.

     6. Access to the Parking Facility by Tenant and other users (including the restaurant customers described in Article 28 of the Lease) may be controlled by Landlord through the use of parking control devices such as stickers, gates and other procedures to be established by Landlord from time to time. Parking stickers or any other device or form of identification which may be supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner.

     7. Every Tenant is requested to park and lock his own car. All responsibility for damage to Tenant's cars is assumed by Tenant. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Parking Facilities or any part thereof caused by Tenant or resulting from vehicles of Tenant; provided, however, that Tenant shall not be responsible for damage to the Parking Facilities covered by insurance carried by Landlord pursuant to Section 10.2 of the Lease.

     8. Loss or theft of parking identification devices from automobiles must be reported to Landlord immediately. Any parking identification devices found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported found to the Landlord immediately.

     9. Spaces are for the express purpose of one automobile per space unless approved by Landlord directs otherwise. Washing, waxing, cleaning or servicing of any vehicle by the Tenant and/or Tenant's agents is prohibited. Storage of vehicles for periods exceeding one week is prohibited and said vehicles shall be subject to towing.

     10. Landlord reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant or person and/or Tenant's agents or representatives who willfully refuse to comply with the above Rules and Regulations or any City, State or Federal

                              EXHIBIT F - Page 1
ordinance, law or agreement. Tenant shall not load or unload in areas other than those designated by Landlord for such activities.

     11. Tenants parked in prohibited areas are subject to towing at their own expense.



                              EXHIBIT F - Page 1

                                   EXHIBIT G
                                   ---------

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

     This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") dated _______________, 19___, is made among INKTOMI CORPORATION, a Delaware corporation ("Tenant"), WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and _________________________, a national banking association ("Mortgagee").

     WHEREAS, Mortgagee is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated ____________, executed by Landlord, payable to the order of Mortgagee, in the principal face amount of $____________, bearing interest and payable as therein provided, secured by, among other things, a Deed of Trust (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Mortgage"), recorded in Volume _____, Page _____, real property records of San Mateo County, California, covering, among other property, the land (the "Land") described in Exhibit "A" which is attached hereto and incorporated herein by reference, and the improvements ("Improvements") thereon (such Land and Improvements being herein together called the "Property");

     WHEREAS, Tenant is the tenant under a lease which, including all amendments and supplements thereto, is described as follows: Office Lease by and between Landlord and Tenant at Bayside Towers, Foster City, California 94404, dated October 9, 1998 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

     WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

     THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Subordination.  Tenant agrees and covenants that the Lease and the
          -------------
rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to
(a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joinder or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Mortgage (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing and recording an instrument which is intended for that purpose and which specifies such subordination; and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination.

     2.   Non-Disturbance and Recognition.  Mortgagee agrees that so long as the
          -------------------------------
Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default):

              (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and Mortgagee shall recognize Tenant's rights under the Lease; and

                              EXHIBIT G - Page 1

              (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

     The obligations of Mortgagee under this Paragraph 2 shall also bind New Owner (as defined in Paragraph 4 below).

     3.   Attornment.
          ----------

          (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement; provided, however, that in no event shall the New Owner be:

               (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations to the extent accruing prior to New Owner's actual ownership of the property;

               (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord), except for offsets authorized pursuant to Section 7.3 of the Lease and Paragraph 6 of the Letter of Credit Rider attached to the Lease and Section 2.2.2.3 of the Tenant Work Letter attached to the Lease as Exhibit B;

               (iii) bound by any payment of rent, additional rent or other payments (excluding, however, any Cash Collateral under the Letter of Credit Rider), made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

               (iv) bound by any (A) amendment or modification of the Lease hereafter made except for (I) amendments to the Tenant Work Letter attached to the Lease as Exhibit B which do not (y) delay the Lease Commencement Date (as such term is defined in the Lease) or (z) increase Landlord's costs for the construction of the Base, Shell and Core and the Tenant Improvements (as such terms are defined in the Tenant Work Letter) by more than Fifty Thousand Dollars ($50,000.00) in the aggregate or (II) amendments that are specifically provided for in the Lease which incorporate into the Lease certain terms referred to therein that do not become effective until the occurrence of future events (such as by way of example, but not limitation, an amendment which memorializes the commencement and expiration dates of the Lease Term, the form of which is attached to the Lease as Exhibit C or an amendment which memorializes Tenant's exercise of a right of first offer pursuant to Section 1.4 of the Lease or expansion into additional premises pursuant to Section 1.5 of the Lease), or (B) consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that in the event that Mortgagee does not provide Landlord or Tenant with written notice of its grant of consent or refusal to grant consent to such amendment or modification of the Lease within seven (7) business days after Landlord's or Tenant's request therefor, then Mortgagee shall be deemed to have granted its consent to such amendment or modification; or

               (v) except as provided in the Letter of Credit Rider, liable for any deposit that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner.

          (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to

                              EXHIBIT G - Page 2
time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgment of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease.

     4.   Estoppel Certificate.  Tenant agrees to execute and deliver from time
          --------------------
to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, are known by Tenant to exist under the Lease (or specifying any known defaults), and (f) such other matters as may be reasonably requested.

     5.   Acknowledgment and Agreement by Tenant.  Tenant acknowledges and
          --------------------------------------
agrees as follows:

          (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property the Mortgage assigning absolutely the rent and all other sums due under the Lease to Mortgagee. Tenant hereby expressly consents to such absolute assignment. Tenant will not amend, terminate or waive any provision of, or consent to the amendment, termination or waiver of any provision of the Lease which is not contemplated by the Lease without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that in the event that Mortgagee does not provide Landlord or Tenant with written notice of its grant of consent or refusal to grant consent to such amendment of the Lease within seven (7) business days after Landlord's or Tenant's request therefor, then Mortgagee shall be deemed to have granted its consent to such amendment. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent to amendments to the Tenant Work Letter attached to the Lease as Exhibit B which do not (i) delay the Lease Commencement Date (as such term is defined in the Lease) or (ii) increase Landlord's costs for the construction of the Base, Shell and Core and the Tenant Improvements (as such terms are defined in the Tenant Work Letter) by more than Fifty Thousand Dollars ($50,000.00) in the aggregate. No termination of the Lease, which is not pursuant to the terms of the Lease, will be effective without the prior written consent of Mortgagee. Except as required by the Lease, including the Letter of Credit Rider, Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

          (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

          (c) From and after the date hereof, in the event of any default by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such default to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee, and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as reasonably may be necessary to cure or remedy such default, act, or omission (provided Mortgagee is in fact undertaking to cure or remedy such default, act or omission) including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act or omission (which period for Mortgagee's cure shall in no event exceed one hundred eighty (180) days); provided, however that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that

                              EXHIBIT G - Page 3

Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee.

          (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee. Landlord hereby irrevocably authorizes and instructs Tenant to honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

          (e) Tenant shall send a copy of any notice of default or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord

          (f) Tenant has the option and right of first offer to purchase the Property pursuant to the Option to Purchase/Rights of First Offer Rider attached to the Lease. Such option and rights of first offer are hereby expressly made subject and subordinate to the Mortgage, and Mortgagee and New Owner shall be released therefrom in the event of a transfer of the Property by foreclosure or deed in lieu of foreclosure; provided, however, notwithstanding such option and rights, Mortgagee shall have no obligation to release the lien of the Mortgage from the Property unless and until the indebtedness secured thereby has been paid in full and otherwise satisfied.

          (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

          (h) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion or trust offer rights contained in the Lease; but Mortgagee and any New Owner shall be subject to Tenant's offset rights in Section 2.2.2.3 of the Tenant Work Letter attached to the Lease as Exhibit B for Landlord's failure to timely fund the Allowance as set forth herein.

          (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession; provided, however, subject to (h) above that the foregoing limitation shall in no way release Mortgagee or New Owner from the obligation to perform Landlord's continuing covenants under the Lease upon such party's acquisition of title to the Property.

          (j) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgment from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgment.

          (k) Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

          (l) Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees

                              EXHIBIT G - Page 4
that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

          (m) Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day to day operation of first class office establishments), which substances are being held, stored, and used in strict compliance with federal, state, and local laws.

     6.   Acknowledgment and Agreement by Landlord.  Landlord, as landlord under
          ----------------------------------------
the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representative, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

     7.   Lease Status.  Landlord and Tenant certify to Mortgagee that neither
          ------------
Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

     8.   Notices.  All notices, requests, consents, demands and other
          -------
communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.
Notwithstanding anything to the contrary set forth in this Agreement, in the event that Landlord or Tenant shall seek Mortgagee's consent to an amendment or modification to the Lease, such request for consent shall conspicuously state that if the Mortgagee does not respond to such request for consent within seven
(7) business days after request therefor, then such consent shall be deemed to have been given by the Mortgagee.

     9.   Miscellaneous.
          -------------

          (a) This Agreement supersedes any inconsistent provision of the Lease.

          (b) Nothing contained in this Agreement shall be construed to derogate from in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

                              EXHIBIT G - Page 5

          (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

          (d) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

          (e) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

          (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

          (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

          (h) If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the trustee pursuant to
Section 365 of the United States Bankruptcy Code, Tenant agrees with Mortgagee
(i) not to treat such lease as terminated, and (ii) to remain in possession of the Premises.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

          ADDRESS OF MORTGAGEE:  ___________________________________

                                 ___________________________________

                                 Attention: ________________________

          MORTGAGEE:             ___________________________________,

                                 a _________________________________

                                 By: _______________________________

                                 Name: _____________________________

                                 Title: ____________________________

          ADDRESS OF TENANT:     1900 South Norfolk Street, Suite 310
                                 San Mateo, CA 94403
                                 Attention:  Chief Financial Officer

                                 with a copy to:

                                 1900 South Norfolk Street, Suite 310
                                 San Mateo, CA 94403
                                 Attention:  General Counsel

                                 (Prior to Lease Commencement Date)

                                 and

                                 4100 Third Avenue
                                 Foster City, California  94404

                              EXHIBIT G - Page 6

                                 Attention:  Chief Financial Officer

                                 with a copy to:

                                 4100 Third Avenue
                                 Foster City, California  94404
                                 Attention:  General Counsel

                                 (After Lease Commencement Date)

          TENANT:                INKTOMI CORPORATION, a Delaware corporation

                                 By: _____________________________

                                     Name: _______________________

                                     Title:_______________________

                                 By: _____________________________

                                     Name: _______________________

                                     Title:_______________________

          ADDRESS OF LANDLORD:

                                 WHFST Real Estate Limited Partnership,
                                 101 Lincoln Centre Drive, 4th Floor
                                 Foster City, California 94404-1167
                                 Attn: Rick Wada

                                 and

                                 Legacy Partners Commercial, Inc.
                                 455 Market Street, Suite 1520
                                 San Francisco, California 94015
                                 Attn:  D. Allen Palmer

          LANDLORD:              WHFST REAL ESTATE LIMITED
                                 PARTNERSHIP, a Delaware limited
                                 partnership

                                 By:  Legacy Partners Commercial, Inc., as
                                      agent and manger for Landlord

                                      By: ______________________
                                          Name:  D. Allen Palmer
                                          Title:  Senior Vice President

                              EXHIBIT G - Page 7

STATE OF          )
                  )  ss.
COUNTY OF         )

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                    ____________________________________________
                         Notary Public in and for said State

STATE OF          )
                  )  ss.
COUNTY OF         )

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                    ____________________________________________
                         Notary Public in and for said State

STATE OF          )
                  )  ss.
COUNTY OF         )

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                    ____________________________________________
                         Notary Public in and for said State

                              EXHIBIT G - Page 8

                           EXHIBIT "A" TO EXHIBIT G
                           ------------------------

                         LEGAL DESCRIPTION OF THE LAND
                         -----------------------------

                               [TO BE PROVIDED]
                               ----------------


                       EXHIBIT "A" TO EXHIBIT G - Page 1

                                   EXHIBIT H
                                   ---------

                              MEMORANDUM OF LEASE
                              -------------------

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

INKTOMI CORPORATION
c/o Crosby, Heafey, Roach & May
Four Embarcadero Center, Suite 1900
San Francisco, California  94111
Attention:  Charles H. Seaman, Esq.

--------------------------------------------------------------------------------

                           MEMORANDUM OF OFFICE LEASE
                           --------------------------

     THIS MEMORANDUM OF OFFICE LEASE (this "Memorandum") is entered into as of the __ day of ________, 1998, by and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INKTOMI CORPORATION, a Delaware corporation ("Tenant").

     1.   Terms and Premises.  Landlord leases to Tenant, and Tenant leases from
          ------------------
Landlord, certain space (the "Premises") to be located within two (2) buildings (the "Buildings") to be constructed on a portion of the real property (the "Property") legally described on Exhibit A attached hereto (known by the street addresses of 4000 Third Avenue and 4100 Third Avenue, Foster City, California 94404) in accordance with the provisions of that certain Office Lease, dated October 9, 1998, between the parties hereto (the "Lease"). The provisions of the Lease, specifically including, without limitation, the provisions of Article 18 of the Lease regarding subordination, non-disturbance and attornment, are incorporated herein.

     2.   Term.  The initial term of the Lease is for eleven (11) years and
          ----
shall commence on the Lease Commencement Date set forth in the Lease. Subject to the terms of the Extension Option Rider attached to the Lease, Tenant has one
(1) option to extend the initial term of the Lease for a period of five (5) years.

     3.   Option to Purchase/Rights of First Offer to Purchase.  Subject to the
          ----------------------------------------------------
terms of the Option to Purchase/Rights of First Offer to Purchase Rider attached to the Lease, Tenant has an option to purchase the Property and two (2) rights of first offer to purchase the Property, which Option to Purchase/Rights of First Offer expire no later than the fifty-ninth (59th) month of the initial Lease Term.

     4.   Expansion Rights.  Subject to the terms of the Lease, Tenant has the
          ----------------
right to expand the Premises demised thereunder to include the entire rentable area of the Buildings.

     5.   Purpose of Memorandum of Lease.  This Memorandum is prepared solely
          ------------------------------
for purposes of recordation, and in no way modifies the provisions of the Lease.

                              "Landlord":

                              WHFST REAL ESTATE LIMITED
                              PARTNERSHIP, a Delaware limited partnership

                              By:  ______________________________________
                                   Name:  Edgar M. Thrift, Jr.
                                   Its:  General Partner

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                              EXHIBIT H - Page 1

                              "Tenant":

                              INKTOMI CORPORATION, a Delaware corporation

                              By:  ______________________________________
                                   Name:  David C. Peterschmidt
                                   Its:  Chief Executive officer

                              By:  ______________________________________
                                   Name:  Jerry M. Kennelly
                                   Its:  Chief Financial Officer






                              EXHIBIT H - Page 2

STATE OF          )
                  )  ss.
COUNTY OF         )

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                         ____________________________________________
                         Notary Public in and for said State

STATE OF          )
                  )  ss.
COUNTY OF         )

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                         ____________________________________________
                         Notary Public in and for said State

STATE OF          )
                  )  ss.
COUNTY OF         )

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                         ____________________________________________
                         Notary Public in and for said State


                              EXHIBIT H - Page 3

                            EXHIBIT "A" TO EXHIBIT H
                            ------------------------

                         LEGAL DESCRIPTION OF THE LAND
                         -----------------------------

PARCEL I:

COMMENCING AT THE MOST SOUTHWESTERLY CORNER OF SAID LANDS OF WHFST AND OF OLD PARCEL 1 THEREOF; THENCE. ALONG THE NORTHWESTERLY RIGHT OF WAY LINE OF STATE HIGHWAY ROUTE 92. NORTH 42o 11' 46" EAST, 1,024.01 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 47o 48' 14" WEST, 47.50 FEET; THENCE NORTH 42o 11' 46" EAST, 55.87 FEET; THENCE NORTH 19o 14' 15" WEST, 226.61 FEET TO A POINT ON A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 671 FEET; THENCE NORTHEASTERLY, ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8o 52' 23", AN ARC DISTANCE OF
103.91 FEET, THENCE, RADIAL TO LAST SAID CURVE, NORTH 19o 14' 15" WEST, 353.53 FEET TO A POINT ON THE NORTHERLY LINE OF PARCEL 2 OF 39 PM 80; THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING SEVEN (7) COURSES: NORTH 68o 27' 38" EAST, 74.77 FEET; NORTH 62o 34' 48" EAST 130.91 FEET; NORTH 53o 22' 49" EAST, 50.09 FEET; NORTH 47o 11' 61" EAST, 125.14 FEET; NORTH 32o 12' 03" EAST, 26.25 FEET; NORTH 44o 54' 58" EAST, 50.19 FEET; AND NORTH 55o 44' 31" EAST 9.79 FEET. THENCE LEAVING SAID NORTHERLY LINE, SOUTH 25o 08' 20" EAST; 136.05 FEET; THENCE NORTH 64o 50' 40" WEST, 22.71 FEET: THENCE, NORTH 42o 27' 02" EAST, 270.86 FEET;
THENCE NORTH 04o 11' 44" EAST, 52.00 FEET TO A POINT ON THE NORTHERLY LINE OF SAID PARCEL 2 OF SAID PARCEL MAP 39-80: THENCE ALONG SAID NORTHERLY LINE THE FOLLOWING FOUR COURSES: SOUTH 64o 21' 32" EAST, 27.73 FEET; SOUTH 85o 48' 16" EAST, 129.85 FEET; NORTH 61o 26' 03" EAST, 51.24 FEET; AND NORTH 68o 58' 30" EAST, 127.02 FEET TO THE MOST EASTERLY CORNER OF SAID PARCEL 2; THENCE ALONG THE NORTHWESTERLY RIGHT OF WAY LINE OF STATE HIGHWAY ROUTE 92 THE FOLLOWING THREE COURSES; SOUTH 42o 27' 02" WEST, 897 25 FEET, SOUTH 12o 32' 05" WEST, 202.07 FEET; AND SOUTH 42o 11' 16" WEST, 327.25 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL III

BEGINNING AT THE NORTHEASTERLY CORNER OF PARCEL 2 OF PARCEL MAP 39-80; THENCE ALONG THE SOUTHERLY LINE OF EAST THIRD AVENUE. NORTH 70 45' 45" EAST, 5.97 FEET THENCE EASTERLY, ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 44.50 FEET, THROUGH A CENTRAL ANGLE OF 264 20' 35", AN ARC DISTANCE OF 205.30 FEET; TO A POINT OF REVERSE CURVATURE; THENCE ALONG A TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 49.50 FEET, THROUGH A CENTRAL ANGLE OF 18 46' 18", AN ARC DISTANCE OF 16.22 FEET: THENCE, TANGENT TO LAST SAID CURVE, SOUTH 70 45' 45" WEST, 16.24 FEET TO A POINT ON THE NORTHERLY EXTENSION OF THE EASTERLY LINE OF SAID PARCEL 2 OF PM 39-80: THENCE ALONG SAID EASTERLY LINE, NORTH 19 14' 15" WEST, 22.10 FEET TO THE INTERSECTION OF THE NORTHERLY LINE OF THIRD AVENUE WITH THE PROJECTION OF THE EASTERLY LINE OF PARCEL MAP 39-80, THENCE ALONG SAID NORTHERLY LINE, SOUTH 70 45' 45" WEST, 1,017.61 FEET, TO THE MOST WESTERLY CORNER OF SAID PARCEL 2 OF PARCEL MAP 39-80; THENCE ALONG THE NORTHERLY BOUNDARY OF SAID PARCEL 2. THE FOLLOWING THIRTEEN (13) COURSES NORTH 49 55' 43" EAST, 12.25 FEET; N. 61 13' 12" EAST, 271.98 FEET, NORTH 85 58' 42" EAST, 49.80 FEET, SOUTH 86 22' 18" EAST,
41.20 FEET: NORTH 55 34' 52" EAST, 4.36 FEET: NORTH 67 59' 17" EAST, 50.00 FEET:
NORTH 59 27' 28" EAST.  101.12 FEET NORTH 68 22' 12" EAST, 300.01 FEET: NORTH 67
59" 17' EAST, 50.00 FEET: NORTH 73 41' 53" EAST 50.25 FEET: NORTH 69 08' 02"
EAST, 450.09 FEET, NORTH 60 01' 10" EAST, 50.49 FEET; AND NORTH 66 27' 38" EAST,
0.26 FEET; THENCE LEAVING SAID NORTHERLY BOUNDARY OF PARCEL 2 OF 30 PM 80 ALONG A RADIAL LINE SOUTH 19 14' 15" EAST, 353.53 FEET TO A POINT ON A CURVE HAVING A RADIUS OF 671.00 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 52' 23" AN ARC DISTANCE OF 103.91 FEET TO A POINT ON SAID CURVE FROM WHICH A RADIAL

                       EXHIBIT "A" TO EXHIBIT H - Page 1

LINE BEARS NORTH 0 21' 52" EAST; THENCE SOUTH 19 14' 15" EAST, 225.61
FEET; THENCE SOUTH 42 11' 46" WEST; 55.87 FEET; THENCE SOUTH 47 48' 14" EAST,
47.50 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF STATE HIGHWAY ROUTE 92; THENCE, ALONG SAID NORTHWESTERLY LINE, SOUTH 42 11' 46" WEST 1,024.01 FEET TO THE MOST SOUTHWESTERLY CORNER OF SAID LANDS OF WHFST AND A POINT ON THE SOUTHEASTERLY LINE OF SAID PARCEL 2 OF 39 PM 80; THENCE ALONG SAID SOUTHEASTERLY LINE, NORTH 39 54' 18" EAST, 662.99 FEET TO THE SOUTHEASTERLY CORNER OF SAID PARCEL 2, THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 2; NORTH 19 14' 15" WEST, 598.13 FEET TO THE POINT OF BEGINNING.


                       EXHIBIT "A" TO EXHIBIT H - Page 2

                                 BAYSIDE TOWERS
                                 --------------

                             EXTENSION OPTION RIDER
                             ----------------------

     This Extension Option Rider ("Extension Rider") is made and entered into by and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INKTOMI CORPORATION, a Delaware corporation ("Tenant"), and is dated as of the date of the Office Lease ("Lease") by and between Landlord and Tenant to which this Extension Rider is attached. The agreements set forth in this Extension Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Extension Rider are inconsistent with the terms of the Lease, the terms of this Extension Rider shall control.

     1.   Option Right.  Landlord hereby grants Tenant one (1) option to extend
          ------------
the Lease Term for all, but not less than all, of the Premises (including any First Offer Space leased by Tenant pursuant to Section 1.4 of the Lease) for a period of five (5) years (the "Option Term"), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Exercise Notice, Tenant is not in monetary or material non-monetary default under the Lease and any applicable notice of such default has been delivered and any applicable cure period has expired. Upon the proper exercise of such option to extend, and provided that, as of the end of the initial Lease Term Tenant is not in monetary or material non-monetary default under the Lease beyond any applicable notice and cure period, the Lease Term shall be extended for the Option Term. The rights contained in this Extension Rider shall be personal to the Original Tenant and may only be exercised by the Original Tenant and any assignee to which Tenant's entire interest in this Lease has been assigned pursuant to Article 14 (and not by any sublessee or other transferee of Tenant's interest in the Lease).

     2.   Option Rent.  The Annual Base Rent payable by Tenant during the Option
          -----------
Term (the "Option Rent"), the First Offer Space Rent described in Section 1.4 of the Lease or the Expansion Rent described in Section 1.5 of the Lease, as the case may be, shall be equal to the "Fair Market Rental Rate" for the Premises, the First Offer Space, or the Expansion Space, as the case may be. For purposes hereof, the "Fair Market Rental Rate" shall mean the rent at which tenants, as of the commencement of the Option Term, the commencement of the term of the Lease for the First Offer Space or the commencement of the term of the Lease for the Expansion Space, as the case may be, will be leasing non-sublease, non-encumbered space on a net basis comparable in size, location and quality to the Premises, the First Offer Space or the Expansion Space, as the case may be, for a comparable term, which comparable space is located in Comparable Buildings taking into consideration all out-of-pocket monetary concessions and inducements generally being granted at such time, including any tenant improvement allowances provided for such space (but in determining any such tenant improvement allowance, the quality and quantity of tenant improvements in the Premises, the First Offer Space or the Expansion Space, as the case may be, shall be taken into account and the value thereof deducted from such allowance), and also taking into consideration and requiring Tenant to provide for security or collateral for the Option Term, First Offer Space or the Expansion Space, as applicable, in such amounts and of such types (such as, for example, a cash security deposit and/or a letter of credit), if any, as are generally being required by landlords in connection with such leases, expansions or extensions (as applicable) and rental amounts and concessions for such comparable space by tenants of comparable net worth as Tenant. Except as set forth in the next sentence, all other terms and conditions of the Lease shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Lease Term beyond the Option Term described in Section 1 above. In the event that Tenant exercises the option to extend as provided in this Extension Rider, the Security Deposit shall be increased by the amount of the Option Rent payable by Tenant for the last month of the Option Term and Tenant shall deliver to Landlord such additional collateral or security determined as part of the Fair Market Rental Rate as described hereinabove.

     3.   Exercise of Option.
          ------------------

          3.1   Exercise of Option Without Exercise of Right of First Offer.
                -----------------------------------------------------------
Except in the event that Tenant is concurrently exercising a right of first offer pursuant to Section 1.4 of the Lease, in which event the procedure set forth in this Section 3.1 shall be modified as provided in

Section 3.2 below, the option contained in this Extension Rider shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not less than fourteen (14) months prior to the expiration of the initial Lease Term stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than thirteen (13) months prior to the expiration of the initial Lease Term setting forth Landlord's good-faith determination of the Fair Market Rental Rate for the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "Exercise Date") which is the later of (A) the date occurring twelve (12) months prior to the expiration of the initial Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice ("Exercise Notice") thereof to Landlord, and upon and concurrent with such exercise, Tenant may, at its option, object to Landlord's determination of the Fair Market Rental Rate for the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure and the Fair Market Rental Rate for the Option Term shall be determined as set forth in Section 4 below. If Tenant does not timely object to Landlord's determination of the Option Rent, Landlord's determination shall be conclusive and the arbitration procedures in Section 4 below shall not be applicable. Tenant's failure to deliver the Exercise Notice on or before the Exercise Date shall be deemed to constitute Tenant's waiver of its extension right hereunder.

          3.2   Exercise of Option Concurrently With Exercise of Right of First
                ---------------------------------------------------------------
Offer.  In the event that pursuant to Section 1.4 of the Lease Tenant shall be
-----
required to concurrently exercise the option to extend the Lease Term as set forth in this Extension Option Rider in order to exercise the first offer right granted to Tenant pursuant to Section 1.4 of the Lease, Tenant shall exercise such renewal option pursuant to the following procedure: (i) Tenant shall include in Tenant's Election Notice (as such term is defined in Section 1.4.2 of the Lease) Tenant's Exercise Notice irrevocably exercising its option to extend the Lease Term; (ii) on or before the date which is thirteen (13) months prior to the expiration of the initial Lease Term, Landlord shall provide Tenant with the Option Rent Notice; and (iii) if Tenant objects to Landlord's determination of the Fair Market Rental Rate for the Option Rent contained in the Option Rent Notice, Tenant may, within ten (10) business days after receipt of the Option Rent Notice, notify Landlord of such objection, in which case the parties shall follow the procedure and the Fair Market Rental Rate shall be determined as set forth in Section 4 below. Tenant's failure to timely deliver the Exercise Notice shall be deemed to constitute Tenant's waiver of its extension right hereunder. If Tenant does not timely object to Landlord's determination of the Option Rent, Landlord's determination shall be conclusive and the arbitration procedures in Section 4 below shall not be applicable

     4.   Determination of Fair Market Rental Rate.  In the event Tenant timely
          ----------------------------------------
objects in writing to the applicable Fair Market Rental Rate (for the Option Term, First Offer Space or the Expansion Space, as applicable) initially determined by Landlord, Landlord and Tenant shall attempt to agree upon the applicable Fair Market Rental Rate, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within ten (10) business days following Tenant's objection to the applicable Fair Market Rental Rate (the "Outside Agreement Date"), then each party shall submit to the other party a separate written determination of the applicable Fair Market Rental Rate within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Sections 4.1 through 4.7 below; provided, however, that if the Fair Market Rental Rate determination submitted by Landlord is less than the Fair Market Rental Rate originally provided by Landlord in Landlord's Option Rent Notice, First Offer Notice, or Expansion Rent Notice, as the case may be, Tenant shall thereafter have five (5) business days to accept such determination as the Option Rent, First Offer Space Rent or Expansion Space Rent, as the case may be, in which event the arbitration proceedings in Sections 4.1 through 4.6 below shall not apply. Failure of Tenant or Landlord to submit a written determination of the applicable Fair Market Rental Rate within such ten (10) business day period shall conclusively be deemed to be the non-determining party's approval of the applicable Fair Market Rental Rate submitted within such ten (10) business day period by the other party.

          4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be an independent real estate appraiser holding the professional designation as an MAI (or its equivalent) who has no financial interest in Landlord or Tenant and who shall have been active over the five (5) year period ending on the date of such appointment in the appraisal for rental purposes of rentals of space in first-class office buildings in San Mateo County, California. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements of Section 2 of this Extension Rider. Each such arbitrator shall be appointed within thirty (30) days after the applicable Outside Agreement Date.

          4.2 The two (2) arbitrators so appointed shall within ten (10) business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria as set forth hereinabove for qualification of the initial two (2) arbitrators, except that the third arbitrator shall not have been previously engaged by Landlord or Tenant for any purpose.

          4.3  The three (3) arbitrators shall conduct a hearing within twenty
(20) days after the appointment of the third arbitrator and within ten (10) days thereafter reach a decision as to which of the Landlord's or Tenant's submitted Fair Market Rental Rate is closest to the actual Fair Market Rental Rate, and the arbitrators shall use whichever of Landlord's or Tenant's submitted Fair Market Rental Rate is closest to the actual Fair Market Rental Rate to be paid during the Option Term (with respect to the Option Rent), during the term of the Lease for the First Offer Space (with respect to the First Offer Space Rent), or during the term of the Lease for the Expansion Space (with respect to the Expansion Space Rent) and shall notify Landlord and Tenant thereof.

          4.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

          4.5 If either Landlord or Tenant fails to appoint an arbitrator within thirty (30) days after the Outside Agreement Date, and if such failure shall continue for an additional fifteen (15) days after written notice thereof is received by the non-appointing party, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

          4.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the time period provided in Section 1.4.2 above, then the parties shall mutually select the third arbitrator. If Landlord and Tenant are unable to agree upon the third arbitrator within ten (10) days, then either party may, upon at least five (5) days' prior written notice to the other party, request the Presiding Judge of the San Mateo County Superior Court, acting in his private and nonjudicial capacity, to appoint the third arbitrator.
Following the appointment of the third arbitrator, the panel of arbitrators shall within thirty (30) days thereafter reach a decision as to whether Landlord's or Tenant's submitted Fair Market Rental Rate shall be used and shall notify Landlord and Tenant thereof.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

          4.7 The cost of the arbitrators and the arbitration proceeding shall be paid by Landlord and Tenant equally, except that each party shall pay for the cost of its own witnesses and attorneys.


                              WHFST REAL ESTATE LIMITED
                              PARTNERSHIP, a Delaware
                              limited partnership

                              By: Legacy Partners Commercial, Inc., as agent and manager for Landlord

                                   By:   /s/ D. Allen Palmer
                                        ---------------------------------
                                        Name:  D. Allen Palmer
                                        Its:  Senior Vice President

                              "Tenant":

                              INKTOMI CORPORATION, a Delaware
                              corporation

                              By:   /s/  David C. Peterschmidt
                                   -----------------------------------
                                   Name:  David C. Peterschmidt
                                   Its:  Chief Executive officer

                              By:   /s/ Jerry M. Kennelly
                                   -----------------------------------
                                   Name:  Jerry M. Kennelly
                                   Its:  Chief Financial Officer

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF SAN MATEO     )


     On October 12, 1998, before me, Mayrose P. Munar, a Notary
Public in and for said state, personally appeared Jerry Kennelly, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                       /s/ Mayrose P. Munar
                    --------------------------------------------
                         Notary Public in and for said State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SAN MATEO    )

     On October 12, 1998, before me, Mayrose P. Munar, a Notary
Public in and for said state, personally appeared David Peterschmidt, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                       /s/ Mayrose P. Munar
                    --------------------------------------------
                         Notary Public in and for said State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SAN FRANCISCO)

     On October 12, 1998, before me, Stephanie C. Wong, a Notary
Public in and for said state, personally appeared D. Allen Palmer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                        /s/ Stephanie C. Wong
                    --------------------------------------------
                         Notary Public in and for said State

           OPTION TO PURCHASE/RIGHTS OF FIRST OFFER TO PURCHASE RIDER
           ----------------------------------------------------------

     This Option to Purchase/Rights of First Offer to Purchase Rider ("Rider") is made and entered into by and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INKTOMI CORPORATION, a Delaware corporation ("Tenant"), and is dated as of the date of the Office Lease ("Lease") by and between Landlord and Tenant to which this Rider is attached. The agreements set forth in this Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Rider are inconsistent with the terms of the Lease, the terms of this Rider shall control.

     1.   Tenant's Right to Purchase.  The Original Tenant (as defined in the
          --------------------------
Lease) shall have the Option to Purchase (defined below) the Real Property (as defined in the Lease), a First Right of First Offer (defined below) to purchase the Real Property, a Second Right of First Offer (defined below) to purchase the Real Property, Tenant's First Last Look (defined below) to purchase the Real Property, and Tenant's Second Last Look (defined below) to purchase the Real Property (collectively, "Tenant's Rights") on the terms and conditions set forth in this Rider. Tenant's Rights shall be personal to the Original Tenant and any Affiliate to which the Original Tenant's entire interest in the Lease has been assigned pursuant to Section 14.7 of the Lease and may only be exercised by the Original Tenant or an Affiliate and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease. The particular Tenant's Right shall be void if on the date of Tenant's delivery of Tenant's Exercise Notice (defined below), Tenant's First Acceptance Notice (defined below), Tenant's First Last Look Notice (defined below), Tenant's Second Acceptance Notice (defined below), or Tenant's Second Last Look Notice (defined below) as applicable, (i) Tenant is then in monetary or material non-monetary default under the Lease, or (ii) the Lease has been assigned or any portion of the Premises in Building 2 has been sublet to a party which is other than an Affiliate.

     2.   Tenant's Option to Purchase.
          ---------------------------

          (a)  Tenant's Option.  Provided that (i) the conditions set forth in
               ---------------
Paragraph 1 of this Rider are satisfied, and (ii) Landlord has not previously delivered Landlord's First Availability Notice (defined below) to Tenant, during the period beginning on the first day of the thirteenth (13th) month of the initial Lease Term and continuing through and including the last day of the fifty-ninth (59th) month of the initial Lease Term (the "Purchase Period"), Tenant shall have the option to purchase the Real Property ("Option to Purchase") at the Option Purchase Price (defined below) and on the other terms and conditions of this Rider, exercisable by Tenant by delivering to Landlord written exercise notice ("Tenant's Exercise Notice") during the Purchase Period. If Tenant does not timely deliver to Landlord Tenant's Exercise Notice during the Purchase Period and prior to the date that Landlord has delivered Landlord's First Availability Notice to Tenant, then Tenant's Option to Purchase shall automatically terminate and be of no further force or effect.

          (b)  Option Purchase Price.  As used herein, the "Option Purchase
               ---------------------
Price" shall be equal to ninety-seven percent (97%) of the Rents (as defined below) divided by eight and one-half percent (8 1/2%). As used herein, the term "Rents" shall equal the average of the annual base rent payable by all of the tenants of the Buildings for the period ("Rental Calculation Period") which is three (3) years after the date of Tenant's delivery to Landlord of Tenant's Exercise Notice (the "Exercise Date"); provided, however, to the extent that not all of the rentable area of the Buildings is leased (which for purposes hereof shall mean leased for a fixed term, including any exercised renewal term, but not any contingent period or renewal term which has not been exercised) for the entire Rental Calculation Period, then for purposes of determining the average annual base rent payable for such space during the portion of the Rental Calculation Period that such space is not rented, the base rent for such unleased space for such unleased period shall be deemed to be the Base Rent per rentable square foot payable by Tenant for the Premises during such unleased period (e.g., if floor 6 of Building 1 containing 23,155 of rentable square feet is not leased during the last year of the Rental Calculation Period, and Tenant's Base Rent for such year equals $3.366 per rentable square foot per month, then the base rent payable for floor 6 for such last year shall be deemed to equal $935,276.76; i.e., $3.366 x 23,155 rentable square feet). For example, assume that (i) the Exercise Date occurs on the last day of the 36th month of the Lease Term, (ii) XYZ Tenant is leasing floors 1-3 (which consist of 69,465 rentable square feet) of Building 1 for the entire Rental Calculation Period and the monthly base rent per rentable square foot for such space during such period is (A) $3.466 for months 37-48 of the Lease Term, (B) $3.566 for months 49-60 of the Lease Term, and (C) $3.666 for months 61-72 of the Lease Term) and (iii) ABC Tenant is leasing floor 6 (which consists of 23,155 rentable square feet) of Building 1 for the first two (2) years of the Rental Calculation Period and the monthly base rent per rentable square foot for such space during such period is $3.566, but floor 6 is not leased during the last year of the Rental Calculation Period, then the Rents payable for the Rental Calculation Period shall equal $11,100,099.00 calculated as the average of the sum of the following: (1) $7,155,321.60, which is the average annual Base Rent payable by Tenant for the Rental Calculation Period, at the rate of $3.366 per rentable square foot per month (i.e. ($3.266 + $3.366 + $3.466)/3 = $3.366) multiplied by 177,147 rentable square feet multiplied by 12 months; plus (2) $8,972,546.14, which is the average annual base rent payable by XYZ Tenant for the Rental Calculation Period at the rate of $3.566 per rentable square foot per month multiplied by 69,465 rentable square feet multiplied by 12 months; plus (3) $972,232.14, which is the average annual base rent payable by ABC Tenant for the Rental Calculation Period at the rate of $3.499 per rentable square foot per month (i.e., $3.566 + $3.566 + $3.366/3 = $3.499) multiplied by
23,155 rentable square feet multiplied by 12 months. Since the Rents are $11,100,099.00, the Option Purchase Price shall be $126,671,718.00 (i.e., [97%
$11,100,099.00]/.085).

     3.   Tenant's First Right of First Offer and First Last Look.
          -------------------------------------------------------

          (a)  First Right of First Offer.  Provided (i) the conditions set
               --------------------------
forth in Paragraph 1 of this Rider are satisfied, and (ii) Tenant has not previously delivered to Landlord Tenant's Exercise Notice, in the event Landlord shall decide to put the Real Property up for sale from and after the date of execution of the Lease until the end of the Purchase Period to any person or entity (herein, an "Unrelated Entity") which is not a Landlord Affiliate (as
                                                ---
defined in Paragraph 3(c) below) and, at Landlord's option, is not Landlord's
                                                               ---
lender or a purchaser by foreclosure or deed in lieu of foreclosure, Landlord shall deliver written notice thereof to Tenant ("Landlord's First Availability Notice"), which Landlord's First Availability Notice shall set forth the purchase price for the Real Property that Landlord anticipates it will receive upon the sale of the Real Property to an Unrelated Entity (the "First Anticipated Purchase Price"), and Tenant shall have the right ("First Right of First Offer") to purchase the Real Property pursuant to the following provisions of this Paragraph 3. Tenant shall have a period of ten (10) business days (the "First Exercise Period") following receipt of Landlord's First Availability Notice to notify Landlord in writing of (A) Tenant's exercise of such First Right of First Offer to purchase the Real Property ("Tenant's First Acceptance Notice"), at the First Anticipated Purchase Price and on the other terms and conditions of this Rider, or (B) Tenant's election to not exercise such First Right of First Offer and Tenant's interest in purchasing the Real Property but at a purchase price which is at least twenty percent (20%) less than the First Anticipated Purchase Price ("Tenant's First Deferral Notice"). If Tenant fails to deliver to Landlord Tenant's First Acceptance Notice within the First Exercise Period, it shall be deemed that (I) Tenant has elected not to purchase the Real Property pursuant to Tenant's First Right of First Offer (and if Tenant also failed to timely deliver to Landlord Tenant's First Deferral Notice, it shall also be deemed that Tenant is not interested in purchasing the Real Property at a price which is at least twenty percent (20%) less than the First Anticipated Purchase Price), (II) Tenant's First Right of First Offer shall automatically terminate and be of no further force or effect, and (III) Landlord may enter into negotiations with any person or entity and/or negotiate with, and consummate an agreement to sell the Real Property to, any person or entity at any purchase price and on any other terms and conditions Landlord, in its sole and absolute discretion, shall deem desirable subject to Tenant's Second Right of First Offer, if applicable, as provided in Paragraph 4 below.

          (b)  First Last Look.  Notwithstanding clause (III) of the last
               ---------------
sentence of Paragraph 3(a) to the contrary, in the event that (i) Tenant shall have timely delivered to Landlord Tenant's First Deferral Notice pursuant to Paragraph 3(a) above, and (ii) Landlord shall, within the earlier of (A) the date which is eighteen (18) months after the end of the First Exercise Period or
(B) the last day of the Purchase Period, agree in principal (by bona fide letter of intent or other bona fide document which need not be a completed purchase and sale agreement) with an Unrelated Entity to sell the Real Property to such Unrelated Entity at a purchase price which is more than twenty percent (20%) less than the First Anticipated Purchase Price, then Landlord shall deliver to Tenant written notice ("Landlord's First Last Look Notice") thereof, and Tenant shall have the right to purchase the Real Property at such lower price (the "First Look Purchase

Price") so agreed to by Landlord and such Unrelated Entity ("Tenant's First Last Look") by delivering written notice of its exercise of Tenant's First Last Look ("Tenant's First Last Look Notice") within five (5) business days after Landlord's delivery of Landlord's First Last Look Notice. If Tenant fails to timely deliver Tenant's First Last Look Notice electing to purchase the Real Property at the First Look Purchase Price, then it shall be deemed that (1) Tenant has elected not to purchase the Real Property and Tenant's First Last Look shall automatically terminate and be of no further force or effect, and (2) Landlord may enter into negotiations with any person or entity and/or negotiate with, and consummate an agreement to sell the Real Property to, any person or entity at any purchase price and on any other terms and conditions Landlord, in its sole and absolute discretion, shall deem desirable, subject to Tenant's Second Right of First Offer pursuant to Paragraph 4(a) below.

          (c)  Landlord Affiliate.   As used herein, a "Landlord Affiliate"
               ------------------
shall mean any of the following persons or entities, or any entities in which Landlord or any of the following persons or entities has an ownership interest:
Lincoln-Whitehall Realty (West) II LLC; WHFST Gen-Par, Inc.; Lincoln Industrial Investment Fund; Lincoln Property Company No. 2233; LPDC, Inc.; LPC MS, Inc.; any parties related or affiliated with Lincoln Property Company N.C., Inc.; Legacy Partners Commercial, Inc.; or any of the successors-in-interest to any of such entities by name change, merger, consolidation, reorganization, or transfer of ownership interests.

     4.   Tenant's Second Right of First Offer and Second Last Look.
          ---------------------------------------------------------

          (a)  Second Right of First Offer.  In the event (i) Tenant fails to
               ---------------------------
exercise Tenant's First Right of First Offer pursuant to Paragraph 3(a) above, within the First Exercise Period, (ii) there are at least eighteen (18) months remaining in the Purchase Period from and after the end of the First Exercise Period, and (iii) Landlord shall not consummate the sale of the Real Property to
        ---
any other entity or person within eighteen (18) months after the end of the First Exercise Period, Tenant shall have a second right of first offer ("Second Right of First Offer") to purchase the Real Property in the event Landlord shall decide to put the Real Property up for sale (or continue marketing the Real Property for sale) to Unrelated Entities any time after the expiration of such eighteen (18) month period but prior to the end of the Purchase Period pursuant to the following provisions of this Paragraph 4(a). In such event, Landlord shall deliver written notice to Tenant ("Landlord's Second Availability Notice") of Landlord's desire to sell the Real Property, which Landlord's Second Availability Notice shall set forth the purchase price for the Real Property that Landlord anticipates it will receive upon the sale of the Real Property to an Unrelated Entity (the "Second Anticipated Purchase Price"), and Tenant shall, within ten (10) business days (the "Second Exercise Period") following receipt of Landlord's Second Availability Notice, notify Landlord in writing of (A) Tenant's exercise of such Second Right of First Offer to Purchase the Real Property ("Tenant's Second Acceptance Notice") at the Second Anticipated Purchase Price and on the other terms and conditions of this Rider, or (B) Tenant's election to not exercise such Second Right of First Offer and Tenant's interest in purchasing the Real Property but at a purchase price which is at least twenty percent (20%) less than the Second Anticipated Purchase Price ("Tenant's Second Deferral Notice"). If Tenant fails to timely deliver to Landlord Tenant's Second Acceptance Notice within the Second Exercise Period,
(I) it shall be deemed that Tenant has elected not to purchase the Real Property pursuant to Tenant's Second Right of First Offer (and if Tenant also failed to timely deliver to Landlord Tenant's Second Deferral Notice, it shall also be deemed that Tenant is not interested in purchasing the Real Property at a price which is at least twenty percent (20%) less than the Second Anticipated Purchase Price), (II) Tenant's Second Right of First Offer shall automatically terminate and be of no further force or effect, and (III) Landlord may thereafter enter into negotiations with any person or entity and/or negotiate with, and consummate an agreement to sell the Real Property at any time to, any person or entity at any purchase price and on any other terms and conditions Landlord, in its sole and absolute discretion, shall deem desirable.

          (b)  Second Last Look.  Notwithstanding clause (III) of the last
               ----------------
sentence of Paragraph 4(a) to the contrary, in the event that (i) Tenant shall have timely delivered to Landlord Tenant's Second Deferral Notice, and (ii) Landlord shall, within the earlier of (A) the date which is eighteen (18) months after the end of the Second Exercise Period or (B) the last day of the Purchase Period, agree in principal (by bona fide letter of intent or other bona fide document which need not be a completed purchase and sale agreement) with an Unrelated Entity to sell the Real Property to such Unrelated Entity at a purchase price which is more than twenty percent

(20%) less than the Second Anticipated Purchase Price, then Landlord shall deliver to Tenant written notice ("Landlord's Second Last Look Notice") thereof, and Tenant shall have the right to purchase the Real Property at such lower price (the "Second Look Purchase Price") so agreed to by Landlord and such Unrelated Entity ("Tenant's Second Last Look") by delivering written notice of its exercise of Tenant's Second Last Look ("Tenant's Second Last Look Notice") within five (5) business days after Landlord's delivery of Landlord's Second Last Look Notice. If Tenant fails to timely deliver Tenant's Second Last Look Notice electing to purchase the Real Property at the Second Look Purchase Price, then it shall be deemed that (1) Tenant has elected not to purchase the Real Property and Tenant's Second Last Look shall automatically terminate and be of no further force or effect, and (2) Landlord may enter into negotiations with any person or entity and/or negotiate with, and consummate an agreement to sell the Real Property to, any person or entity at any purchase price and on any other terms and conditions Landlord, in its sole and absolute discretion, shall deem desirable.

     5.   Purchase and Sale Agreement.  If Tenant timely delivers Tenant's
          ---------------------------
Exercise Notice, Tenant's First Acceptance Notice, Tenant's Second Acceptance Notice, Tenant's First Last Look Notice or Tenant's Second Last Look Notice, as applicable, then the Purchase Price and the other terms and conditions upon which Landlord shall sell the Real Property to Tenant, and Tenant shall purchase the Real Property from Landlord, will be as set forth in Paragraphs 5(a) through
(e) below, and otherwise on the terms and conditions set forth in a commercially reasonable form agreement of purchase and sale and joint escrow instructions to be negotiated by the parties in good faith. (the "Purchase Agreement"). Tenant and Landlord shall fully negotiate and enter into the Purchase Agreement within fifteen (15) business days after Landlord's receipt of Tenant's Exercise Notice, Tenant's First Acceptance Notice, Tenant's Second Acceptance Notice, Tenant's First Last Look Notice or Tenant's Second Last Look Notice, as applicable. If Tenant fails to timely execute the Purchase Agreement within the later of the expiration of such fifteen (15) business day period or five (5) business days after Landlord has delivered the Purchase Agreement to Tenant, or if Tenant changes any of the terms of the Purchase Agreement prior to execution hereof, or if after execution of the Purchase Agreement, Tenant breaches any of the provisions thereof and does not consummate the purchase of the Real Property pursuant thereto, then Tenant shall be deemed to have waived all of Tenant's Rights in this Rider to purchase the Real Property, including the particular Tenant's Right for which the Purchase Agreement was prepared, and any subsequent Tenant's Rights Tenant would otherwise have pursuant to this Rider.

          (a)  Purchase Price.  The purchase price for the Real Property
               --------------
("Purchase Price") shall equal (i) the Option Purchase Price if Tenant timely exercises its Option to Purchase; (ii) the First Anticipated Purchase Price if Tenant timely exercises the First Right of First Offer; (iii) the Second Anticipated Purchase Price if Tenant timely exercises the Second Right of First Offer; (iv) the First Look Purchase Price if Tenant timely exercises Tenant's First Last Look; or (v) the Second Look Purchase Price if Tenant timely exercises Tenant's Second Last Look.

          (b)  Opening and Closing of Escrow.  Within two (2) business days
               -----------------------------
after Landlord and Tenant sign the Purchase Agreement, Landlord and Tenant shall give a copy of the Purchase Agreement to a mutually agreed upon escrow holder (the "Escrow Holder"), and Tenant shall deliver to Escrow Holder a deposit in an amount equal to twenty percent (20%) of the Purchase Price (the "Deposit"). The Deposit shall be non-refundable (and shall be paid to Landlord in the event that the sale is not consummated for any reason other than Landlord's breach of the Purchase Agreement or Tenant's reasonable disapproval of the condition of title described below), but shall be applicable to the Purchase Price. The Purchase Agreement shall provide for a close of escrow (the "Closing Date") on or before the thirtieth (30th) day following the full execution and delivery of the Purchase Agreement. The Purchase Agreement shall also provide Tenant with 10 days following the execution thereof in which to approve the Real Property's condition of title and the physical and environmental condition of the Real Property, in Tenant's reasonable discretion, and shall give Tenant the right to terminate the Purchase Agreement without penalty or damages if Tenant is not reasonably satisfied with the condition of title and the physical and environmental condition of the Real Property. Except for Seller's obligation to deliver the grant deed and other Closing documents and otherwise perform under the Purchase Agreement, and except for Tenant's right to reasonably approve title and the physical and environmental condition of the Real Property as set forth hereinabove, there shall be no conditions precedent to Tenant's obligation to close the purchase of the Real Property once the Purchase Agreement is fully executed.

          (c)  Condition of Premises.  Tenant's purchase of the Real Property
               ---------------------
shall be on an "AS-IS" basis (with a full release of Landlord except for claims arising under this Lease or the Purchase Agreement), with no representations or warranties, express or implied, regarding the condition or nature of the Real Property or the improvements thereon; provided, however that Landlord shall re-make the representation and warranty set forth in Section 1.3 of the Lease at the time of the full execution of the Purchase Agreement and the Closing Date, with any exceptions thereto than actually known by Landlord.

          (d)  Costs and Fees.  Escrow fees and recording costs for the sale of
               --------------
the Real Property shall be paid by Tenant, and interest, rents, and other expenses will be prorated to the Closing Date. Tenant shall be responsible for the cost of a standard CLTA title insurance policy to be issued to Tenant by a title insurance company selected by Landlord. In the event that Tenant shall elect to obtain an ALTA title insurance policy or shall elect to obtain any title endorsements, any increased premiums therefor shall be paid by Tenant. Landlord shall pay all city and county real estate transfer taxes. All other closing costs shall be shared in accordance with standard practice in Foster City, California. Tenant shall be responsible for the payment to Landlord of all rent due under the Lease through and including the Closing Date.

     6.   Commissions.  Landlord and Tenant represent and warrant to each other
          -----------
that no person or entity should be entitled to a brokerage or real estate commission of any kind in connection with the purchase of the Real Property pursuant to this Rider, except for BT Commercial, who, to the extent that (i) Tenant delivers to Landlord a letter whereby Tenant recognizes BT Commercial as its exclusive real estate broker and (ii) BT Commercial actively negotiates the sale of the Real Property to Tenant and (iii) the Purchase Agreement on behalf of Tenant and the Purchase Agreement is fully executed by and between Landlord and Tenant and (iv) the sale of the Real Property to Tenant is consummated, shall be paid a commission of one-half ( 1/2) of one percent (1%) (i.e., 0.5%) of the Purchase Price for the Real Property by Landlord after the Purchase Agreement is executed and the sale of the Real Property to Tenant is consummated pursuant to Landlord's standard commission agreement which shall be fully executed by Landlord and BT Commercial as a condition to Landlord's payment of such commission.

     7.   Termination of Rights.  In the event the Real Property is sold to any
          ---------------------
person or entity other than (i) to a Landlord Affiliate or (ii) in connection with a foreclosure or deed in lieu of foreclosure of any mortgage or deed of trust encumbering the Real Property (except to Mortgagee or New Owner pursuant to the foreclosure or deed in lieu of foreclosure or other transfer pursuant to the Mortgage as such terms are defined in the NationsBank SNDA described in
Article 18 of the Lease), or in the event Landlord and Tenant fail to consummate the purchase and sale of the Real Property pursuant to the terms and conditions of this Rider or the Purchase Agreement all of Tenant's Rights under this Rider shall automatically terminate and be of no further force or effect, and Tenant shall remain in possession of the Premises subject to the remaining terms, covenants, conditions and provisions of the Lease. Within five (5) business days after request from Landlord following termination of any of Tenant's Rights, Tenant shall execute, acknowledge and deliver to Landlord a quitclaim which acknowledges such termination. Notwithstanding any contrary provision of
Article 18 of the Lease, Tenant shall not be required to subordinate its rights under this Rider to any mortgage or deed of trust (other than the NationsBank Deed of Trust referred to in Article 18 of the Lease) or to the lessor under any ground or underlying lease.

     8.   Effect on Lease.  Until the consummation of the purchase and sale of
          ---------------
the Real Property to Tenant, the Lease shall remain in full force and effect. Upon consummation of the purchase and sale of the Real Property to Tenant, the Lease shall terminate and be of no further force or effect, except for the indemnity and other obligations which specifically survive termination of the Lease.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     9.   Transfer to Landlord Affiliate.  If the Real Property is sold or
          ------------------------------
transferred by Landlord to a Landlord Affiliate, all of Tenant's Rights under this Rider which are then in effect shall continue in effect upon the terms and conditions set forth in this Rider, and the Landlord Affiliate shall be bound by the terms of this Rider with respect to all such remaining Tenant's Rights.


                              WHFST REAL ESTATE LIMITED
                              PARTNERSHIP, a Delaware
                              limited partnership

                              By: Legacy Partners Commercial, Inc., as agent and manager for Landlord

                                   By:   /s/ D. Allen Palmer
                                        ---------------------------------
                                        Name:  D. Allen Palmer
                                        Its:  Senior Vice President

                              "Tenant":

                              INKTOMI CORPORATION, a Delaware
                              corporation

                              By:   /s/  David C. Peterschmidt
                                   -----------------------------------
                                   Name:  David C. Peterschmidt
                                   Its:  Chief Executive officer

                              By:   /s/ Jerry M. Kennelly
                                   -----------------------------------
                                   Name:  Jerry M. Kennelly
                                   Its:  Chief Financial Officer

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF SAN MATEO     )


     On October 12, 1998, before me, Mayrose P. Munar, a Notary
Public in and for said state, personally appeared Jerry Kennelly, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                       /s/ Mayrose P. Munar
                    --------------------------------------------
                         Notary Public in and for said State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SAN MATEO    )

     On October 12, 1998, before me, Mayrose P. Munar, a Notary
Public in and for said state, personally appeared David Peterschmidt, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                       /s/ Mayrose P. Munar
                    --------------------------------------------
                         Notary Public in and for said State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SAN FRANCISCO)

     On October 12, 1998, before me, Stephanie C. Wong, a Notary
Public in and for said state, personally appeared D. Allen Palmer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                        /s/ Stephanie C. Wong
                    --------------------------------------------
                         Notary Public in and for said State

                             LETTER OF CREDIT RIDER
                             ----------------------

     This LETTER OF CREDIT RIDER ("LC Rider") is made and entered into by and between WHFST REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INKTOMI CORPORATION, a Delaware corporation ("Tenant"), and is dated as of the date of the Office Lease ("Lease") by and between Landlord and Tenant to which this LC Rider is attached. The agreements set forth in this Letter of Credit Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this LC Rider are inconsistent with the terms of the Lease, the terms of this LC Rider shall control.

     1. On or before January 15, 1999, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease, an irrevocable and unconditional negotiable letter of credit (the "Letter of Credit"), in the form and containing the terms required herein, payable in the County of San Francisco, California, running in favor of Landlord issued by Silicon Valley Bank, in the amount set forth in Section 13.1 of the Summary of the Lease (the "Letter of Credit Amount'); provided, however, that on the Lease Commencement Date, the Letter of Credit Amount shall be increased to and revised to be the amount set forth in Section 13.2 of the Summary of the Lease, which such increase shall be evidenced by an amendment to the Letter of Credit or replacement of the Letter of Credit delivered by Tenant to Landlord on or before the Lease Commencement Date. The Letter of Credit shall be (i) at sight and irrevocable, (ii) subject to the terms of this LC Rider, maintained in effect, whether through replacement, renewal or extension, for the period from January 15, 1999 and continuing until the date (the "LC Expiration Date") which is sixty
(60) days after the expiration of the initial Lease Term, and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, and (iv) fully assignable by Landlord in connection with a transfer of Landlord's interest in the Lease, including a transfer of Landlord's interest in the Lease by foreclosure or deed in lieu of foreclosure, and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) written statement that such amount is due to Landlord under the terms and conditions of the Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as result of any application or use by Landlord of all or any part of the Letter of Credit (or any "Cash Collateral," as that term is defined, below), the amount of the Letter of Credit and Cash Collateral shall collectively be less than the Letter of Credit Amount, Tenant shall, within five (5) days thereafter, provide Landlord with either (1) cash (the "Cash Collateral") to be held and applied by Landlord as collateral in the same manner as if Landlord held such amount as part of the Letter of Credit, or (2) additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this LC Rider, and if Tenant fails to comply with the foregoing, the same shall constitute an uncurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or Cash Collateral, as the case may be, or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept Cash Collateral, a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit or Cash Collateral to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which with respect to any letter of credit shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Cash Collateral is not timely delivered or the Letter of Credit is not timely renewed or a substitute Letter of Credit is not timely received, or if Tenant fails to maintain the Letter of Credit and/or the Cash Collateral in the amount and in accordance with the terms set forth in this LC Rider, Landlord shall have the right to present the Letter of Credit to the bank in accordance with the terms of this LC Rider, and the entire sum evidenced thereby shall be paid to and held by Landlord as Cash Collateral for performance of all of Tenant's obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease. If there shall occur a default under the Lease as set forth in Article 19 of the Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit and/or utilize the Cash Collateral, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of the Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or Cash Collateral be (x) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (y) subject to the terms of such Section 1950.7, or (z) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (a) recite that the Letter of Credit and/or Cash Collateral, as the case may be, is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (b) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

     2. Notwithstanding anything to the contrary set forth in this LC Rider, subject to Paragraph 4 of this LC Rider, it is hereby agreed that the Letter of Credit Amount (as set forth in Section 13.2 of the Summary) shall be reduced on the first day of the months specified in the schedule below (each a "Reduction Date") to the amount specified in the schedule (each a "Normal Reduction Amount") for such Reduction Date. However, in the event that as of the applicable Reduction Date Tenant shall have met the "Financial Criteria" defined below for each of the four (4) most recent quarters prior to such Reduction Date (such four (4) quarter annual period preceding the Reduction Date to be referred to herein as the "Reporting Period"), then the Letter of Credit Amount shall be reduced on the applicable Reduction Date on an accelerated basis to the amounts set forth in the following schedule (each an "Accelerated Reduction Amount"). Notwithstanding the foregoing, if on any Reduction Date Tenant fails to meet the Financial Criteria for the Reporting Period applicable thereto, the Letter of Credit Amount shall be reduced to the Normal Reduction Amount corresponding to such Reduction Date, but only if the Normal Reduction Amount is less than the then-current Letter of Credit Amount; otherwise, the Letter of Credit Amount shall remain unchanged as of such Reduction Date, but shall be subject to subsequent reduction(s) on the next Reduction Date(s) pursuant to the following schedule. The Financial Criteria are: (i) Tenant shall have at least $100,000,000 in current shareholders' equity for each quarter of such Reporting Period, and (ii) Tenant has positive after-tax net profitability for each quarter of such Reporting Period, and positive after-tax profitability for the Reporting Period, determined annually in the amount of at least ten percent (10%) of gross revenues for such annual Reporting Period, each as evidenced by audited financial statements for the applicable Reporting Period delivered to Landlord and certified as true and correct by a national independent public accounting firm selected by Tenant and approved by Landlord.

      Month of                                                 Accelerated
 Initial Lease Term           Normal Reduction Amount        Reduction Amount
 ------------------           -----------------------        ----------------
        37                         $4,843,907.50              $3,632,930.70

        49                         $4,238,419.00              $3,027,442.30

        61                         $3,632,930.60              $2,421,953.90

        73                         $3,027,442.20              $1,816,465.50

     3. By way of example, if on the first day of the 37th month of the initial Lease Term, Tenant meets the Financial Criteria for the Reporting Period applicable thereto, the Letter of Credit Amount shall be reduced to $3,632,930.70. If on the first day of the 49th month of the initial Lease Term Tenant fails to meet the Financial Criteria for the Reporting Period applicable thereto, then the Letter of Credit shall remain $3,632,930.70, because the Normal Reduction Amount for the 49th month is greater than the then-current Letter of Credit Amount. If on the first day of the 61st month of the initial Lease Term Tenant meets the Financial Criteria for the Reporting Period applicable thereto, the Letter of Credit Amount shall be reduced to $2,421,953.90; however, if on such date Tenant fails to meet the Financial Criteria for the Reporting Period applicable thereto, the Letter of Credit Amount shall remain $3,632,930.70, because the Normal Reduction Amount for such date is the same as the then-current Letter of Credit Amount. Finally, if on the first day of the 73rd month of the initial Term of the Lease Tenant meets the Financial Criteria for the Reporting Period applicable thereto, the Letter of Credit Amount shall be reduced to $1,816,465.50; however, if on such date Tenant fails to meet the Financial Criteria for the Reporting Period applicable thereto, the Letter of Credit Amount shall only be reduced to $3,027,442.20.

     The decision tree below demonstrates how the Letter of Credit shall be reduced on the applicable Reduction Date, depending on whether or not Tenant meets the Financial Criteria for the applicable Reporting Period. In all cases, the upper branch of each fork shows the amount appropriate if Tenant meets the Financial Criteria for the applicable Reporting Period, and the lower branch shows the amount appropriate if Tenant does not meet the Financial Criteria for the applicable Reporting Period.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

Month 37                           Month 49                        Month 61                        Month 73
--------                           --------                        --------                        --------
                                                                $2,421,953.90                   $1,816,465.50
                                                                ---------------------------------------------
                                 $3,027,442.30                 |                               |$2,421,953.90
                          -------------------------------------                                --------------
                        |       Meets Financial                |$3,027,442.30                   $1,816,465.50
                        |         Criteria                      ---------------------------------------------
                        |                                                                      |$3,027,442.30
 $3,632,930.70          |                                                                      --------------
------------------------|
Meets Financial         |
   Criteria             |                                        $2,421,953.90                  $1,816,465.50
                        |                                        --------------------------------------------
                        |        $3,632,930.70                  |                              |$2,421,953.90
                          -------------------------------------                                --------------
                                 Does not meet                  |$3,632,930.70                  $1,816,465.50
                               Financial Criteria               ----------------------------------------------
                                                                                               |$3,027,442.20



                                                                $2,421,953.90                   $1,816,465.50
                                                                ---------------------------------------------
                                 $3,027,442.30                 |                               |$2,421,953.90
                          -------------------------------------                                --------------
                        |       Meets Financial                |$3,027,442.30                   $1,816,465.50
                        |         Criteria                      ---------------------------------------------
                        |                                                                      |$3,027,442.30
 $4,843,907.50          |                                                                      --------------
------------------------|
 Does not meet          |
   Financial            |                                        $2,421,953.90                  $1,816,465.50
   Criteria             |                                        --------------------------------------------
                        |        $4,238,419.00                  |                              |$2,421,953.90
                          -------------------------------------                                --------------
                                 Does not meet                  |$3,632,930.60                  $1,816,465.50
                               Financial Criteria               ---------------------------------------------
                                                                                               |$3,027,442.20
                                                                                               --------------


     4. Notwithstanding anything to the contrary set forth in this LC Rider, there shall be no reduction in the Letter of Credit Amount while Tenant is in default of any of its obligations under this Lease or in the event that Landlord shall have previously drawn down on any portion of the Letter of Credit.

     5. Any such reduction of the Letter of Credit Amount pursuant to Paragraph 2 above may be provided by amendment to or replacement of the Letter of Credit, as shall be determined by Landlord.

     6. In the event that Landlord shall have improperly drawn down on any portion of the Letter of Credit and such drawn down portion(s) have been improperly applied by Landlord, then Tenant shall have the rights set forth in this Paragraph 6. Specifically, Tenant may institute legal proceedings to determine and collect the amount of the portion(s) of the Letter of Credit which Landlord improperly drew down, if any, and in the event that Tenant prevails in such legal proceedings and receives a monetary judgment against Landlord, then Landlord shall pay such monetary judgment to Tenant within thirty (30) days after the date such monetary judgment is entered. If such monetary judgment is not so paid, then Tenant shall be entitled to deduct from Rent (as such term is defined in Section 4.1 of the Lease) the amount of such monetary judgment. The right of deduction described in the immediately preceding sentence shall be enforceable against Landlord and any successor-in-interest to Landlord and shall prevail over any contrary provisions of the Lease.

                              "Landlord ":

                              WHFST REAL ESTATE LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By: Legacy Partners Commercial, Inc., as agent and manager for Landlord

                                   By: /s/ D. Allen Palmer
                                       --------------------------------------
                                       Name:  D. Allen Palmer
                                       Its:  Senior Vice President

                              "Tenant":

                              INKTOMI CORPORATION, a Delaware corporation

                              By: /s/ David C. Peterschmidt
                                  -------------------------------------------
                                  Name:  David C. Peterschmidt
                                  Its:  Chief Executive officer

                              By: /s/ Jerry M. Kennelly
                                  -------------------------------------------
                                  Name:  Jerry M. Kennelly
                                  Its:  Chief Financial Officer

STATE OF  California       )
                           )  ss.
COUNTY OF San Mateo        )

     On October 12, 1998, before me, Mayrose P. Munar, a Notary
        ----------------             ----------------
Public in and for said state, personally appeared Jerry Kennelly,
                                                  --------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

[Notary
 Seal                         /s/ Mayrose P. Munar
 Appears             ____________________________________________
 Here]                   Notary Public in and for said State


STATE OF  California       )
                           )  ss.
COUNTY OF San Mateo        )

     On October 12, 1998, before me, Mayrose P. Munar, a Notary
        ----------------             ----------------
Public in and for said state, personally appeared David Peterschmidt,
                                                  ------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

[Notary
 Seal                         /s/ Mayrose P. Munar
 Appears             ____________________________________________
 Here]                   Notary Public in and for said State


STATE OF  California       )
                           )  ss.
COUNTY OF San Francisco    )

     On October 12, 1998, before me, Stephanie C. Wong, a Notary
        ----------------             -----------------
Public in and for said state, personally appeared D. Allen Palmer,
                                                  ---------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

[Notary
 Seal                         /s/ Stephanie C. Wong
 Appears             ____________________________________________
 Here]                   Notary Public in and for said State